NATIONS FUND TRUST                          RULE 497(E)
                               NATIONS FUND, INC.             FILE NO. 33-89742
                          NATIONS FUND PORTFOLIOS, INC.
                             INVESTOR A AND C SHARES

                        SUPPLEMENT DATED DECEMBER 1, 1995
                    TO PROSPECTUSES DATED SEPTEMBER 30, 1995


     The Prospectuses for the Investor A and C Shares of each Fund of Nations Fund Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc. are hereby supplemented and amended as follows:

         Effective for purchases after January 1, 1996, the initial sales load and contingent deferred sales charge on the Investor A Shares will be eliminated. In addition, the current 1.00% contingent deferred sales charge applicable to Investor C Shares will be reduced to 0.50% for shares purchased after January 1, 1996. All references in the Prospectuses relating to initial sales loads and contingent deferred sales charges should be read accordingly. Investor A Shares and Investor C Shares purchased prior to January 1, 1996 will continue to be subject to the initial sales loads and/or the contingent deferred sales charges described in the Prospectuses.

                                NATIONS FUND TRUST                   RULE 497(E)
                                NATIONS FUND, INC.             FILE NO. 33-89742
                          NATIONS FUND PORTFOLIOS, INC.
                                INVESTOR N SHARES

                        SUPPLEMENT DATED DECEMBER 1, 1995
                    TO PROSPECTUSES DATED SEPTEMBER 30, 1995


     The Prospectuses for the Investor N Shares of each Fund of Nations Fund Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc. are hereby supplemented and amended as follows:

         1. Effective for purchases after January 1, 1996, the contingent deferred sales charge on Investor N Shares will be eliminated. All references in the Prospectuses relating to contingent deferred sales charges should be read accordingly. Investor N Shares purchased prior to January 1, 1996 will continue to be subject to the contingent deferred sales charge described in the Prospectuses.

     2. By inserting the following after the second sentence of the second paragraph under the section entitled "HOW TO EXCHANGE SHARES":

                  Effective January 30, 1996, if a shareholder acquires Investor N Shares of another fund through an exchange, the contingent deferred sales charge schedule applicable to the original Investor N Shares purchased (except as discussed below) will be applied to any redemption of the acquired shares.

Prospectus

                                      INVESTOR A AND
                                   INVESTOR C SHARES
                                  SEPTEMBER 30, 1995

This Prospectus describes the NATIONS VALUE FUND,
NATIONS EQUITY INCOME FUND, NATIONS BALANCED ASSETS
FUND, NATIONS CAPITAL GROWTH FUND, NATIONS EMERGING
GROWTH FUND, NATIONS DISCIPLINED EQUITY FUND,
NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING
MARKETS FUND AND NATIONS PACIFIC GROWTH FUND (the
"Funds") of the Nations Fund Family ("Nations Fund" or "Nations Fund Family"). This Prospectus describes two classes of shares of the Funds -- Investor A
Shares and Investor C Shares. The Nations
Disciplined Equity Fund was formerly called "Nations
Special Equity Fund."

This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor A and Investor C Shares ("Investor Shares") should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund
Trust, Nations Fund, Inc. and Nations Fund
Portfolios, Inc. ("Nations Portfolios") is contained in separate Statements of Additional Information
(the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations Fund Trust,
Nations Fund, Inc. and Nations Portfolios, dated
September 30, 1995, September 30, 1995 and July 1,
1995, respectively, are incorporated by reference in their entirety into this Prospectus.

SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. (CAROLINAS) ("NATIONSBANK") OR
ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED
BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE
FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL.

NATIONSBANK IS THE INVESTMENT ADVISER AND, TOGETHER
WITH ITS AFFILIATES, PROVIDES CERTAIN OTHER SERVICES
TO NATIONS FUND, FOR WHICH THEY ARE COMPENSATED.
STEPHENS INC., WHICH IS NOT AFFILIATED WITH
NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND
SERVES AS THE DISTRIBUTOR FOR NATIONS FUND.
THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                    GROWTH AND INCOME FUNDS:

                                                    Nations Value Fund

                                                    Nations Equity Income Fund

                                                    Nations Balanced Assets Fund

                                                    GROWTH FUNDS:

                                                    Nations Capital Growth Fund

                                                    Nations Emerging Growth Fund

                                                    Nations Disciplined Equity
                                                    Fund

                                                    INTERNATIONAL FUNDS:

                                                    Nations International
                                                    Equity Fund

                                                    Nations Emerging Markets
                                                    Fund

                                                    Nations Pacific
                                                    Growth Fund


                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-321-7854
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255

                                                    NationsFund

GRPAC

About The Funds

                            Table  Of  Contents

                            Expenses Summary                                   3

                            Financial Highlights                               6

                            Objectives                                        14

                            How Objectives Are Pursued                        14

                            How Performance is Shown                          21

                            How the Funds Are Managed                         23

                            Organization and History                          26



 About Your Investment

                            How to Buy Shares                                 28

                            Sales Charges                                     30

                            Shareholder Servicing and Distribution Plans      32

                            How to Redeem Shares                              33

                            How to Exchange Shares                            34

                            How the Funds Value Their Shares                  36

                            How Dividends and Distributions are Made; Tax Information 36

                            Appendix A -- Portfolio Securities                37

                            Appendix B -- Description of Ratings              43

                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED
                            BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor A and Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

INVESTOR A SHARES

                                                                                      Nations              Nations
                                                              Nations Value           Equity              Balanced
                                                                  Fund              Income Fund          Assets Fund

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage
  of offering price)                                                 5.75%                5.75%                5.75%
Maximum Deferred Sales Charge (as a percentage of the
  lower of the original purchase price or redemption
  proceeds)1                                                         1.00%                1.00%                1.00%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees                                                       .75%                 .70%                 .75%
Rule 12b-1 Fees (including shareholder servicing fees)                .25%                 .25%                 .25%
Other Expenses                                                        .17%                 .25%                 .20%
Total Operating Expenses                                             1.17%                1.20%                1.20%

                                                                 Nations              Nations
                                                                 Capital             Emerging
                                                               Growth Fund          Growth Fund
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage
  of offering price)                                                 5.75%                5.75%
Maximum Deferred Sales Charge (as a percentage of the
  lower of the original purchase price or redemption
  proceeds)1                                                         1.00%                1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                       .75%                 .75%
Rule 12b-1 Fees (including shareholder servicing fees)                .25%                 .25%
Other Expenses                                                        .17%                 .20%
Total Operating Expenses                                             1.17%                1.20%

                                                                                Nations              Nations
                                                                              Disciplined         International
                                                                              Equity Fund          Equity Fund

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering
  price)                                                                            5.75%                5.75%
Maximum Deferred Sales Charge (as a percentage of the lower of the
  original purchase price or redemption proceeds)1                                  1.00%                1.00%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees                                                                      .75%                 .90%
Rule 12b-1 Fees (including shareholder servicing fees)                               .25%                 .25%
Other Expenses                                                                       .25%                 .20%
Total Operating Expenses                                                            1.25%                1.35%

                                                                                Nations              Nations

                                                                               Emerging              Pacific

                                                                             Markets Fund          Growth Fund

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of offering
  price)                                                                            5.75%                5.75%

Maximum Deferred Sales Charge (as a percentage of the lower of the
  original purchase price or redemption proceeds)1                                  1.00%                1.00%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                                     1.10%                 .90%

Rule 12b-1 Fees (including shareholder servicing fees)                               .25%                 .25%

Other Expenses                                                                       .80%                 .80%

Total Operating Expenses                                                            2.15%                1.95%


1 Certain Investor A Shares that are purchased at net asset value are subject to a Deferred Sales Charge if redeemed within two years of purchase. See "Sales Charges."

INVESTOR C SHARES

                                                                                   Nations            Nations
                                                                Nations            Equity            Balanced
                                                              Value Fund         Income Fund        Assets Fund

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                                     None               None               None
Deferred Sales Charge (as a percentage of the lower of
  the original purchase price or redemption proceeds)1              1.00%              1.00%              1.00%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees                                                      .75%               .70%               .75%
Rule 12b-1 Fees                                                      .75%               .75%               .75%
Shareholder Servicing Fees                                           .25%               .25%               .25%
Other Expenses                                                       .17%               .25%               .20%
Total Operating Expenses                                            1.92%              1.95%              1.95%

                                                                Nations
                                                                Capital       Nations Emerging
                                                              Growth Fund        Growth Fund
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                                     None               None
Deferred Sales Charge (as a percentage of the lower of
  the original purchase price or redemption proceeds)1              1.00%              1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                      .75%               .75%
Rule 12b-1 Fees                                                      .75%               .75%
Shareholder Servicing Fees                                           .25%               .25%
Other Expenses                                                       .17%               .20%
Total Operating Expenses                                            1.92%              1.95%

                                                                               Nations            Nations
                                                                             Disciplined       International    Nations Emerging
                                                                             Equity Fund        Equity Fund       Markets Fund

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                                                    None               None               None
Deferred Sales Charge (as a percentage of the lower of the original
  purchase price or redemption proceeds)1                                          1.00%              1.00%              1.00%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees                                                                     .75%               .90%              1.10%
Rule 12b-1 Fees                                                                     .75%               .75%               .75%
Shareholder Servicing Fees                                                          .25%               .25%               .25%
Other Expenses                                                                      .25%               .20%               .80%
Total Operating Expenses                                                           2.00%              2.10%              2.90%


                                                                           Nations Pacific
                                                                             Growth Fund
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                                                    None
Deferred Sales Charge (as a percentage of the lower of the original
  purchase price or redemption proceeds)1                                          1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                                     .90%
Rule 12b-1 Fees                                                                     .75%
Shareholder Servicing Fees                                                          .25%
Other Expenses                                                                      .80%
Total Operating Expenses                                                           2.70%

1 A Deferred Sales Charge is imposed only with respect to Investor C Shares redeemed within one year of the date of purchase.

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor A Shares of the Funds assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                      Nations              Nations
                                                                 Nations              Equity              Balanced
                                                               Value Fund           Income Fund          Assets Fund

1 Year                                                          $      69            $      69            $      69
3 Years                                                         $      93            $      93            $      93
5 Years                                                         $     118            $     120            $     120
10 Years                                                        $     192            $     195            $     195

                                                                                      Nations
                                                                 Nations          Emerging Growth
                                                           Capital Growth Fund         Fund
1 Year                                                          $      69            $      69
3 Years                                                         $      93            $      93
5 Years                                                         $     118            $     120
10 Years                                                        $     192            $     195

                                                                 Nations              Nations              Nations
                                                               Disciplined         International       Emerging Market
                                                               Equity Fund          Equity Fund             Fund

1 Year                                                          $      70            $      70            $      78
3 Years                                                         $      95            $      98            $     121
5 Years                                                         $     122            $     127                  N/A
10 Years                                                        $     200            $     211                  N/A


                                                                 Nations
                                                           Pacific Growth Fund
1 Year                                                          $      76
3 Years                                                         $     115
5 Years                                                               N/A
10 Years                                                              N/A

You would pay the following expenses on a $1,000 investment in Investor C Shares of the Funds assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                      Nations              Nations
                                                                 Nations              Equity              Balanced
                                                               Value Fund           Income Fund          Assets Fund

1 Year                                                          $      29            $      30            $      30
3 Years                                                         $      60            $      61            $      61
5 Years                                                         $     104            $     105            $     105
10 Years                                                        $     224            $     227            $     227

                                                                                      Nations
                                                                 Nations          Emerging Growth
                                                           Capital Growth Fund         Fund
1 Year                                                          $      29            $      30
3 Years                                                         $      60            $      61
5 Years                                                         $     104            $     105
10 Years                                                        $     224            $     237

                                                                 Nations              Nations              Nations
                                                               Disciplined         International       Emerging Market
                                                               Equity Fund          Equity Fund             Funds

1 Year                                                          $      30            $      31            $      39
3 Years                                                         $      63            $      66            $      90
5 Years                                                               N/A            $     113                  N/A
10 Years                                                              N/A            $     243                  N/A


                                                                 Nations
                                                           Pacific Growth Fund
1 Year                                                          $      37
3 Years                                                         $      84
5 Years                                                               N/A
10 Years                                                              N/A

You would pay the following expenses on a $1,000 investment in Investor C Shares of the Funds, assuming a 5% annual return but no redemption.

                                                                                      Nations              Nations
                                                                 Nations              Equity              Balanced
                                                               Value Fund           Income Fund          Assets Fund

1 Year                                                          $      19            $      20            $      20
3 Years                                                         $      60            $      61            $      61
5 Years                                                         $     104            $     105            $     105
10 Years                                                        $     224            $     227            $     227

                                                                                      Nations
                                                                 Nations          Emerging Growth
                                                           Capital Growth Fund         Fund
1 Year                                                          $      19            $      20
3 Years                                                         $      60            $      61
5 Years                                                         $     104            $     105
10 Years                                                        $     224            $     227

                                                                 Nations              Nations              Nations
                                                           Disciplined Equity      International       Emerging Market
                                                                  Fund              Equity Fund             Funds

1 Year                                                          $      20            $      21            $      29
3 Years                                                         $      63            $      66            $      90
5 Years                                                               N/A            $     113                  N/A
10 Years                                                              N/A            $     243                  N/A


                                                                 Nations
                                                           Pacific Growth Fund
1 Year                                                          $      27
3 Years                                                         $      84
5 Years                                                               N/A
10 Years                                                              N/A

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A and Investor C Shares of the Funds will bear either directly or indirectly. Except for the Nations Emerging Markets Fund, and Nations Pacific Growth Fund, which fees and expenses are based on estimates, the figures in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How the Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing and Distribution Plans."

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Financial information is not available for Nations Portfolios because it is a new Registrant. For more information see "Organization and History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.

Financial information is not provided for the Investor A and Investor C Shares of Nations Emerging Markets Fund and Nations Pacific Growth Fund because such shares had not commenced operations during the periods presented.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VALUE FUND
                                               SIX MONTHS
                                                 ENDED              YEAR              YEAR              YEAR              YEAR
                                                05/31/95           ENDED             ENDED             ENDED             ENDED
INVESTOR A SHARES                             (UNAUDITED)         11/30/94          11/30/93          11/30/92          11/30/91
Operating performance:
Net asset value, beginning of period          $   12.98         $   13.72         $   12.45        $   11.16         $    9.71
Net investment income                              0.13              0.20              0.22             0.26              0.34
Net realized and unrealized gain/(loss) on
  investments                                      2.11             (0.20)             1.35             1.59              1.47
Net increase/(decrease) in net assets
  resulting from investment operations             2.24              0.00              1.57             1.85              1.81
Distributions:
Dividends from net investment income              (0.12)            (0.20)            (0.21)           (0.27)            (0.36)
Distributions from net realized capital
  gains                                           (0.67)            (0.54)            (0.09)           (0.29)               --
Total distributions                               (0.79)            (0.74)            (0.30)           (0.56)            (0.36)
Net asset value, end of period                $   14.43         $   12.98         $   13.72        $   12.45         $   11.16
Total return++                                    18.50%            (0.17)%           12.80%           16.96%+++         18.79%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)          $  40,061         $  35,445         $  32,607        $  24,536         $  13,514
Ratio of operating expenses to average net
  assets                                           1.16%+            1.18%             1.21%            1.06%             0.53%
Ratio of net investment income to average
  net assets                                       1.92%+            1.60%             1.73%            2.15%             3.33%
Portfolio turnover rate                              36%               75%               64%              60%               51%
Ratio of operating expenses to average net
  assets before fee waivers and/or expense
  reimbursements                                   1.16%+            1.18%             1.22%            1.15%             0.99%
Net investment income per share before fee
  waivers and/or expense reimbursements       $    0.13         $    0.20         $    0.22        $    0.25         $    0.30


                                                 PERIOD
                                                  ENDED
INVESTOR A SHARES                               11/30/90*
Operating performance:
Net asset value, beginning of period         $   10.04
Net investment income                             0.35
Net realized and unrealized gain/(loss) on
  investments                                    (0.36)
Net increase/(decrease) in net assets
  resulting from investment operations           (0.01)
Distributions:
Dividends from net investment income             (0.32)
Distributions from net realized capital
  gains                                             --
Total distributions                              (0.32)
Net asset value, end of period               $    9.71
Total return++                                   (0.16)%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)         $   7,020
Ratio of operating expenses to average net
  assets                                          0.21%+
Ratio of net investment income to average
  net assets                                      4.19%+
Portfolio turnover rate                             24%
Ratio of operating expenses to average net
  assets before fee waivers and/or expense
  reimbursements                                  1.11%+
Net investment income per share before fee
  waivers and/or expense reimbursements      $    0.26

  * The Nations Value Fund Investor A Shares commenced operations on December 6, 1989.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.

+++ Unaudited.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VALUE FUND
                                                                             SIX MONTHS
                                                                                ENDED              YEAR               YEAR
                                                                              05/31/95             ENDED              ENDED
INVESTOR C SHARES                                                            (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                        $   12.90          $   13.64            $   12.41
Net investment income                                                            0.08               0.12                 0.13
Net realized and unrealized gain/(loss) on investments                           2.10              (0.22)                1.32
Net increase/(decrease) in net assets resulting from investment
  operations                                                                     2.18              (0.10)                1.45
Distributions:
Dividends from net investment income                                            (0.08)             (0.10)               (0.13)
Distributions from net realized capital gains                                   (0.67)             (0.54)               (0.09)
Total distributions                                                             (0.75)             (0.64)               (0.22)
Net asset value, end of period                                              $   14.33          $   12.90            $   13.64
Total return++                                                                  18.03%             (0.92)%              11.85%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $   3,571          $   2,983            $   2,997
Ratio of operating expenses to average net assets                                1.91%+             1.93%                1.96%
Ratio of net investment income to average net assets                             1.17%+             0.85%                0.98%
Portfolio turnover rate                                                            36%                75%                  64%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                  1.91%+             1.93%                1.97%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                            $    0.08          $    0.12            $    0.13


                                                                               PERIOD
                                                                                ENDED
INVESTOR C SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of period                                       $   11.63
Net investment income                                                           0.07
Net realized and unrealized gain/(loss) on investments                          0.78
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.85
Distributions:
Dividends from net investment income                                          (0.07)
Distributions from net realized capital gains                                     --
Total distributions                                                           (0.07)
Net asset value, end of period                                             $   12.41
Total return++                                                                  7.33%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $   1,286
Ratio of operating expenses to average net assets                               1.98%+
Ratio of net investment income to average net assets                            1.22%+
Portfolio turnover rate                                                           60%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                 1.98%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                           $    0.07

  * The Nations Value Fund Investor C Shares commenced operations on June 17, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

+++ Unaudited.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INCOME FUND

                                                                 YEAR             YEAR             YEAR              YEAR
                                                                ENDED             ENDED            ENDED            ENDED
INVESTOR A SHARES                                              05/31/95         05/31/94         05/31/93          05/31/92
Operating performance:
Net asset value, beginning of period                         $   11.41          $   12.02        $   11.40       $   10.19
Net investment income                                             0.40               0.37             0.34            0.29
Net realized and unrealized gain on investments                   1.10               0.21             1.05            1.27
Net increase in net assets resulting from investment
  operations                                                      1.50               0.58             1.39            1.56
Distributions:
Dividends from net investment income                             (0.40)             (0.38)           (0.32)          (0.28)
Distributions from net realized capital gains                    (0.73)             (0.81)           (0.45)          (0.07)
Total distributions                                              (1.13)             (1.19)           (0.77)          (0.35)
Net asset value, end of period                               $   11.78          $   11.41        $   12.02       $   11.40
Total return++                                                   14.53%              4.74%           12.78%          15.59%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $  35,538          $  33,691        $  32,760       $   3,418
Ratio of operating expenses to average net assets                 1.17%              1.19%            1.17%           1.35%
Ratio of net investment income to average net assets              3.50%              3.16%            3.12%           2.90%
Portfolio turnover rate                                            158%               116%              55%             84%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                      1.18%+             1.20%            1.29%           2.46%
Net investment income per share without waivers and
  reimbursements                                             $    0.40          $    0.37        $    0.33       $    0.18

                                                                PERIOD
                                                                ENDED
INVESTOR A SHARES                                             05/31/91*
Operating performance:
Net asset value, beginning of period                         $   10.04
Net investment income                                             0.05
Net realized and unrealized gain on investments                   0.10
Net increase in net assets resulting from investment
  operations                                                      0.15
Distributions:
Dividends from net investment income                                --
Distributions from net realized capital gains                       --
Total distributions                                               0.00
Net asset value, end of period                               $   10.19
Total return++                                                    1.49%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $     497
Ratio of operating expenses to average net assets                 1.37%+
Ratio of net investment income to average net assets              3.40%+
Portfolio turnover rate                                              9%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                     15.09%+
Net investment income per share without waivers and
  reimbursements                                             $   (1.30)

  * The Nations Equity Income Fund Investor A Shares commenced operations on April 16, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
+++ Unaudited.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INCOME FUND

                                                                                               YEAR               YEAR
                                                                                               ENDED              ENDED
INVESTOR C SHARES                                                                            05/31/95           05/31/94
Operating performance:
Net asset value, beginning of period                                                       $   11.47            $   12.04
Net investment income                                                                           0.32                 0.28
Net realized and unrealized gain on investments                                                 1.08                 0.21
Net increase in net assets resulting from investment operations                                 1.40                 0.49
Distributions:
Dividends from net investment income                                                           (0.31)               (0.25)
Distributions from net realized capital gains                                                  (0.73)               (0.81)
Total distributions                                                                            (1.04)               (1.06)
Net asset value, end of period                                                             $   11.83            $   11.47
Total return++                                                                                 13.49%                3.96%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $   4,278            $   4,221
Ratio of operating expenses to average net assets                                               1.92%                1.94%
Ratio of net investment income to average net assets                                            2.75%                2.41%
Portfolio turnover rate                                                                          158%                 116%
Ratio of operating expenses to average net assets without waivers and reimbursements            1.93%                1.95%
Net investment income per share without waivers and reimbursements                         $    0.32            $    0.28

                                                                                              PERIOD
                                                                                               ENDED
INVESTOR C SHARES                                                                            05/31/93*
Operating performance:
Net asset value, beginning of period                                                       $   11.13
Net investment income                                                                           0.32
Net realized and unrealized gain on investments                                                 1.32
Net increase in net assets resulting from investment operations                                 1.64
Distributions:
Dividends from net investment income                                                           (0.28)
Distributions from net realized capital gains                                                  (0.45)
Total distributions                                                                            (0.73)
Net asset value, end of period                                                             $   12.04
Total return++                                                                                 15.31%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $   4,377
Ratio of operating expenses to average net assets                                               1.92%+
Ratio of net investment income to average net assets                                            2.37%+
Portfolio turnover rate                                                                           55%
Ratio of operating expenses to average net assets without waivers and reimbursements            2.04%+
Net investment income per share without waivers and reimbursements                         $    0.31

  * The Nations Equity Income Fund Investor C Shares commenced operations on June 17, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS BALANCED ASSETS FUND

                                                                             SIX MONTHS
                                                                                ENDED              YEAR               YEAR
                                                                              05/31/95             ENDED              ENDED
INVESTOR A SHARES                                                            (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                        $   10.42          $   10.86            $   10.24
Net investment income                                                            0.15               0.22                 0.29
Net realized and unrealized gain/(loss) on investments                           1.14              (0.44)                0.62
Net increase/(decrease) in net assets resulting from investment
  operations                                                                     1.29              (0.22)                0.91
Distributions:
Dividends from net investment income                                            (0.13)             (0.22)               (0.29)
Distributions from net realized gains                                           (0.02)                --                   --
Total distributions                                                             (0.15)             (0.22)               (0.29)
Net asset value, end of period                                              $   11.56          $   10.42            $   10.86
Total return++                                                                  12.47%             (2.02)%               8.93%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $   5,006          $   4,881            $   5,191
Ratio of operating expenses to average net assets                                1.24%+             1.23%                1.15%
Ratio of net investment income to average net assets                             2.86%+             2.06%                2.57%
Portfolio turnover rate                                                           101%               156%                  50%
Ratio of operating expenses to average net assets before fee waivers             1.24%+             1.24%                1.22%
Net investment income per share before fee waivers                          $    0.15          $    0.22            $    0.28


                                                                               PERIOD
                                                                                ENDED
INVESTOR A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of period                                        $   10.00
Net investment income                                                            0.01
Net realized and unrealized gain/(loss) on investments                           0.23##
Net increase/(decrease) in net assets resulting from investment
  operations                                                                     0.24
Distributions:
Dividends from net investment income                                               --
Distributions from net realized gains                                              --
Total distributions                                                                --
Net asset value, end of period                                              $   10.24
Total return++                                                                   2.40%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $     547
Ratio of operating expenses to average net assets                                0.55%+
Ratio of net investment income to average net assets                             3.60%+
Portfolio turnover rate                                                            79%
Ratio of operating expenses to average net assets before fee waivers             1.30%+
Net investment income per share before fee waivers                          $    0.01

  * The Nations Balanced Assets Fund Investor A Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.
## The amounts shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS BALANCED ASSETS FUND

                                                                             SIX MONTHS
                                                                                ENDED              YEAR               YEAR
                                                                              05/31/95             ENDED              ENDED
INVESTOR C SHARES                                                            (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                        $   10.38            $   10.82          $   10.23
Net investment income                                                            0.11                 0.14               0.23
Net realized and unrealized gain/(loss) on investments                           1.13                (0.43)              0.59
Net increase/(decrease) in net assets resulting from investment
  operations                                                                     1.24                (0.29)              0.82
Distributions:
Dividends from net investment income                                            (0.08)               (0.15)             (0.23)
Distributions from net realized gains                                           (0.02)                  --                 --
Total distributions                                                             (0.10)               (0.15)             (0.23)
Net asset value, end of period                                              $   11.52            $   10.38          $   10.82
Total return++                                                                  11.93%               (2.72)%             8.06%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $     798            $     951          $   1,196
Ratio of operating expenses to average net assets                                1.99%+               1.98%              1.90%
Ratio of net investment income to average net assets                             2.11%+               1.31%              1.82%
Portfolio turnover rate                                                           101%                 156%                50%
Ratio of operating expenses to average net assets before fee waivers             1.99%+               1.99%              1.97%
Net investment income per share before fee waivers                          $    0.11            $    0.14          $    0.22


                                                                               PERIOD
                                                                                ENDED
INVESTOR C SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of period                                       $   10.00
Net investment income                                                           0.01
Net realized and unrealized gain/(loss) on investments                          0.22##
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.23
Distributions:
Dividends from net investment income                                              --
Distributions from net realized gains                                             --
Total distributions                                                               --
Net asset value, end of period                                             $   10.23
Total return++                                                                  2.30%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $     156
Ratio of operating expenses to average net assets                               1.30%+
Ratio of net investment income to average net assets                            2.85%+
Portfolio turnover rate                                                           79%
Ratio of operating expenses to average net assets before fee waivers            2.05%+
Net investment income per share before fee waivers                         $    0.01

  * The Nations Balanced Assets Fund Investor C Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS CAPITAL GROWTH FUND

                                                               SIX MONTHS
                                                                  ENDED                 YEAR                 YEAR
                                                                05/31/95               ENDED                 ENDED
INVESTOR A SHARES:                                             (UNAUDITED)            11/30/94             11/30/93
Operating performance:
Net asset value, beginning of period                            $   11.21           $   11.06              $   10.67
Net investment income/(loss)                                         0.04                0.07                   0.07
Net realized and unrealized gain on investments                      1.38                0.14                   0.41
Net increase in net assets resulting from investment
  operations                                                         1.42                0.21                   0.48
Distributions:
Dividends from net investment income                                (0.04)              (0.06)                 (0.08)
Distributions from net realized gains                               (0.26)              (0.00)(a)              (0.01)
Total distributions                                                 (0.30)              (0.06)                 (0.09)
Net asset value, end of period                                  $   12.33           $   11.21              $   11.06
Total return++                                                      13.07%               1.93%                  4.56%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $  13,369           $  11,038              $  11,182
Ratio of operating expenses to average net assets                    1.16%+              1.15%                  1.05%
Ratio of net investment income/(loss) to average net
  assets                                                             0.78%+              0.60%                  0.59%
Portfolio turnover rate                                                43%                 56%                    81%
Ratio of operating expenses to average net assets before
  fee waivers                                                        1.22%+              1.16%                  1.14%
Net investment income/(loss) per share before fee waivers       $    0.04           $    0.07              $    0.06


                                                                  PERIOD
                                                                  ENDED
INVESTOR A SHARES:                                              11/30/92*
Operating performance:
Net asset value, beginning of period                          $   10.00
Net investment income/(loss)                                       0.01
Net realized and unrealized gain on investments                    0.66##
Net increase in net assets resulting from investment
  operations                                                       0.67
Distributions:
Dividends from net investment income                                 --
Distributions from net realized gains                                --
Total distributions                                                  --
Net asset value, end of period                                $   10.67
Total return++                                                     6.70%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                          $   1,225
Ratio of operating expenses to average net assets                  0.55%+
Ratio of net investment income/(loss) to average net
  assets                                                           1.08%+
Portfolio turnover rate                                               7%
Ratio of operating expenses to average net assets before
  fee waivers                                                      1.30%+
Net investment income/(loss) per share before fee waivers     $    0.00(a)

  * The Nations Capital Growth Fund Investor A Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
 (a) Value represents less than $0.01 per share.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS CAPITAL GROWTH FUND

                                                                   SIX MONTHS
                                                                      ENDED                  YEAR                   YEAR
                                                                    05/31/95                 ENDED                  ENDED
INVESTOR C SHARES:                                                 (UNAUDITED)             11/30/94               11/30/93
Operating performance:
Net asset value, beginning of period                                $   11.14              $   11.01              $   10.67
Net investment income/(loss)                                             0.01                  (0.02)                 (0.00)(a)
Net realized and unrealized gain on investments                          1.35                   0.15                   0.38
Net increase in net assets resulting from investment
  operations                                                             1.36                   0.13                   0.38
Distributions:
Dividends from net investment income                                       --                     --                  (0.03)
Distributions from net realized gains                                   (0.26)                 (0.00)(a)              (0.01)
Total distributions                                                     (0.26)                 (0.00)(a)              (0.04)
Net asset value, end of period                                      $   12.24              $   11.14              $   11.01
Total return++                                                          12.59%                  1.22%                  3.61%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $   2,921              $   2,394              $   2,919
Ratio of operating expenses to average net assets                        1.91%+                 1.90%                  1.80%
Ratio of net investment income/(loss) to average net assets              0.03%+                (0.15)%                (0.16)%
Portfolio turnover rate                                                    43%                    56%                    81%
Ratio of operating expenses to average net assets before fee
  waivers                                                                1.97%+                 1.91%                  1.89%
Net investment income/(loss) per share before fee waivers           $   (0.01)             $   (0.02)             $    0.00(a)


                                                                     PERIOD
                                                                      ENDED
INVESTOR C SHARES:                                                  11/30/92*
Operating performance:
Net asset value, beginning of period                              $   10.00
Net investment income/(loss)                                          (0.00)(a)
Net realized and unrealized gain on investments                        0.67##
Net increase in net assets resulting from investment
  operations                                                           0.67
Distributions:
Dividends from net investment income                                     --
Distributions from net realized gains                                    --
Total distributions                                                    0.00(a)
Net asset value, end of period                                    $   10.67
Total return++                                                         6.70%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                              $     406
Ratio of operating expenses to average net assets                      1.30%+
Ratio of net investment income/(loss) to average net assets            0.33%+
Portfolio turnover rate                                                   7%
Ratio of operating expenses to average net assets before fee
  waivers                                                              2.05%+
Net investment income/(loss) per share before fee waivers         $    0.00(a)

  * The Nations Capital Growth Fund Investor C Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
 (a) Value represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EMERGING GROWTH FUND

                                                                                      SIX MONTHS
                                                                                         ENDED                  YEAR
                                                                                       05/31/95                 ENDED
INVESTOR A SHARES:                                                                    (UNAUDITED)             11/30/94#
Operating performance:
Net asset value, beginning of period                                                   $   11.35              $   10.85
Net investment income/(loss)                                                                0.00(a)               (0.06)
Net realized and unrealized gain on investments                                             0.96                   0.70
Net increase in net assets resulting from investment operations                             0.96                   0.64
Distributions:
Distributions from net realized gains                                                      (0.40)                 (0.14)
Total distributions                                                                        (0.40)                 (0.14)
Net asset value, end of period                                                         $   11.91              $   11.35
Total return++                                                                              8.98%                  5.90%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                   $   4,212              $   3,234
Ratio of operating expenses to average net assets                                           1.22%+                 1.26%
Ratio of net investment income/(loss) to average net assets                                (0.15)%+               (0.54)%
Portfolio turnover rate                                                                       69%                   129%
Ratio of operating expenses to average net assets before fee waivers                        1.23%+                 1.26%
Net investment income/(loss) per share before fee waivers                                   0.00(a)           $   (0.06)


                                                                                        PERIOD
                                                                                         ENDED
INVESTOR A SHARES:                                                                     11/30/93*
Operating performance:
Net asset value, beginning of period                                                  $    9.87
Net investment income/(loss)                                                              (0.03)
Net realized and unrealized gain on investments                                            1.02
Net increase in net assets resulting from investment operations                            0.99
Distributions:
Distributions from net realized gains                                                     (0.01)
Total distributions                                                                       (0.01)
Net asset value, end of period                                                        $   10.85
Total return++                                                                             9.99%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $   2,095
Ratio of operating expenses to average net assets                                          1.05%+
Ratio of net investment income/(loss) to average net assets                               (0.40)%+
Portfolio turnover rate                                                                     159%
Ratio of operating expenses to average net assets before fee waivers                       1.26%+
Net investment income/(loss) per share before fee waivers                             $   (0.04)

 * The Nations Emerging Growth Fund Investor A Shares commenced operations on December 10, 1992.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method.
 (a) Value represents less than $0.01 per share.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EMERGING GROWTH FUND

                                                                                     SIX MONTHS
                                                                                        ENDED                YEAR
                                                                                      05/31/95               ENDED
INVESTOR C SHARES:                                                                   (UNAUDITED)           11/30/94#
Operating performance:
Net asset value, beginning of period                                                  $   11.20            $   10.78
Net investment income/(loss)                                                              (0.03)               (0.14)
Net realized and unrealized gain on investments                                            0.93                 0.70
Net increase in net assets resulting from investment operations                            0.90                 0.56
Distributions:
Distributions from net realized gains                                                     (0.40)               (0.14)
Total distributions                                                                       (0.40)               (0.14)
Net asset value, end of period                                                        $   11.70            $   11.20
Total return++                                                                             8.54%                5.19%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $     649            $     542
Ratio of operating expenses to average net assets                                          1.97%+               2.01%
Ratio of net investment income/(loss) to average net assets                               (0.90)%+             (1.29)%
Portfolio turnover rate                                                                      69%                 129%
Ratio of operating expenses to average net assets before fee waivers                       1.98%+               2.01%
Net investment income/(loss) per share before fee waivers                             $   (0.03)           $   (0.14)


                                                                                       PERIOD
                                                                                        ENDED
INVESTOR C SHARES:                                                                    11/30/93*
Operating performance:
Net asset value, beginning of period                                                  $    9.89
Net investment income/(loss)                                                              (0.09)
Net realized and unrealized gain on investments                                            0.98
Net increase in net assets resulting from investment operations                            0.89
Distributions:
Distributions from net realized gains                                                        --
Total distributions                                                                          --
Net asset value, end of period                                                        $   10.78
Total return++                                                                             9.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $     469
Ratio of operating expenses to average net assets                                          1.80%+
Ratio of net investment income/(loss) to average net assets                               (1.15)%+
Portfolio turnover rate                                                                     159%
Ratio of operating expenses to average net assets before fee waivers                       2.01%+
Net investment income/(loss) per share before fee waivers                             $   (0.11)

 * The Nations Emerging Growth Fund Investor C Shares commenced operations on December 18, 1992.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DISCIPLINED EQUITY FUND

                                                                                     SIX MONTHS
                                                                                        ENDED               PERIOD
                                                                                      05/31/95               ENDED
INVESTOR A SHARES:                                                                  (UNAUDITED)#           11/30/94*
Operating performance:
Net asset value, beginning of period                                                  $   13.06            $   13.30
Net investment income/(loss)                                                               0.08                 0.00(a)
Net realized and unrealized gain/(loss) on investments                                     1.35                (0.23)##
Net increase/(decrease) in net assets resulting from investment operations                 1.43                (0.23)
Distributions:
Dividends from net investment income                                                      (0.01)               (0.01)
Distributions from net realized gains                                                        --                   --
Return of capital                                                                            --                (0.00)(a)
Total distributions:                                                                      (0.01)               (0.01)
Net asset value, end of period                                                        $   14.48            $   13.06
Total return++                                                                            10.95%               (1.71)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $     502            $     252
Ratio of operating expenses to average net assets                                          1.04%+               1.23%+
Ratio of net investment income/(loss) to average net assets                                1.27%+               0.02%+
Portfolio turnover rate                                                                      98%                 177%
Ratio of operating expenses to average net assets before fee waivers                       1.75%+               1.66%+
Net investment income/(loss) per share before fee waivers                             $    0.04            $   (0.07)


                                                                                       PERIOD
                                                                                        ENDED
INVESTOR A SHARES:                                                                    04/29/94*
Operating performance:
Net asset value, beginning of period                                                  $   14.94
Net investment income/(loss)                                                              (0.04)
Net realized and unrealized gain/(loss) on investments                                     1.35
Net increase/(decrease) in net assets resulting from investment operations                 1.31
Distributions:
Dividends from net investment income                                                         --
Distributions from net realized gains                                                     (2.95)
Return of capital                                                                            --
Total distributions:                                                                      (2.95)
Net asset value, end of period                                                        $   13.30
Total return++                                                                             8.31%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $     165
Ratio of operating expenses to average net assets                                          1.30%+
Ratio of net investment income/(loss) to average net assets                               (0.62)%+
Portfolio turnover rate                                                                     475%
Ratio of operating expenses to average net assets before fee waivers                       1.74%+
Net investment income/(loss) per share before fee waivers                             $   (0.07)

  * The period for the Nations Disciplined Equity Investor A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class B Shares, which were reorganized into Investor A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class B Shares commenced operations on July 26, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
 (a) Value represents less than $0.01 per share.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DISCIPLINED EQUITY FUND

                                                                                                                             PERIOD

                                                                                                                              ENDED

                                                                                                                            05/31/95

                                                                                                                       (UNAUDITED)*#
Operating performance:
Net asset value, beginning of period                                                                                       $   14.08
Net investment income/(loss)                                                                                                    0.01
Net realized and unrealized gain/(loss) on investments                                                                          0.35
Net increase/(decrease) in net assets resulting from investment operations                                                      0.36
Distributions:
Dividends from net investment income                                                                                              --
Distributions from net realized gains                                                                                             --
Return of capital                                                                                                                 --
Total distributions                                                                                                               --
Net asset value, end of period                                                                                             $   14.44
Total return++                                                                                                                 2.56%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                                       $    7
Ratio of operating expenses to average net assets                                                                             0.94%+
Ratio of net investment income/(loss) to average net assets                                                                   1.37%+
Portfolio turnover rate                                                                                                         98%
Ratio of operating expenses to average net assets before fee waivers                                                          1.65%+
Net investment income/(loss) per share before fee waivers                                                                 $    0.01

 * The Nations Disciplined Equity Fund Investor C Shares commenced operations on May 10, 1995.
 + Annualized.
++ Total Return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS INTERNATIONAL EQUITY FUND

                                                                                                  YEAR               YEAR
                                                                                                  ENDED              ENDED
INVESTOR A SHARES:                                                                              05/31/95#          05/31/94#
Operating performance:
Net asset value, beginning of period                                                            $   12.00          $   10.56
Net investment income/(loss)                                                                         0.11               0.06
Net realized and unrealized gain/(loss) on investments                                              (0.20)              1.44
Net increase/(decrease) in net assets resulting from investment operations                          (0.09)              1.50
Distributions:
Dividends from net investment income                                                                (0.02)             (0.04)
Distributions from net realized capital gains                                                       (0.12)             (0.02)
Distributions in excess of net realized capital gains                                               (0.10)                --
Total distributions                                                                                 (0.24)             (0.06)
Net asset value, end of period                                                                  $   11.67          $   12.00
Total return++                                                                                      (0.69)%            14.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                            $   4,877          $   3,219
Ratio of operating expenses to average net assets                                                    1.28%              1.42%
Ratio of net investment income/(loss) to average net assets                                          0.92%              0.50%
Portfolio turnover rate                                                                                92%                39%
Ratio of operating expenses to average net assets without waivers and reimbursements                 1.29%              1.43%
Net investment income/(loss) per share without waivers and reimbursements                       $    0.11          $    0.05

                                                                                                 PERIOD
                                                                                                  ENDED
INVESTOR A SHARES:                                                                             05/31/93*#
Operating performance:
Net asset value, beginning of period                                                            $   10.38
Net investment income/(loss)                                                                         0.07
Net realized and unrealized gain/(loss) on investments                                               0.21
Net increase/(decrease) in net assets resulting from investment operations                           0.28
Distributions:
Dividends from net investment income                                                                (0.08)
Distributions from net realized capital gains                                                       (0.02)
Distributions in excess of net realized capital gains                                                  --
Total distributions                                                                                 (0.10)
Net asset value, end of period                                                                  $   10.56
Total return++                                                                                       2.91%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                            $     839
Ratio of operating expenses to average net assets                                                    1.55%+
Ratio of net investment income/(loss) to average net assets                                          0.78%+
Portfolio turnover rate                                                                                41%
Ratio of operating expenses to average net assets without waivers and reimbursements                 1.62%+
Net investment income/(loss) per share without waivers and reimbursements                       $    0.07

 * The Nations International Equity Fund Investor A Shares commenced operations on June 3, 1992.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS INTERNATIONAL EQUITY FUND

                                                                                                  YEAR               YEAR
                                                                                                  ENDED              ENDED
INVESTOR C SHARES:                                                                              05/31/95#          05/31/94#
Operating performance:
Net asset value, beginning of period                                                            $   11.86          $   10.49
Net investment income/(loss)                                                                         0.02              (0.03)
Net realized and unrealized gain/(loss) on investments                                              (0.21)              1.43
Net increase/(decrease) in net assets resulting from investment operations                          (0.19)              1.40
Distributions:
Dividends from net investment income                                                                   --              (0.01)
Distributions from net realized capital gains                                                       (0.12)             (0.02)
Distributions in excess of net realized capital gains                                               (0.10)                --
Total distributions                                                                                 (0.22)             (0.03)
Net asset value, end of period                                                                  $   11.45          $   11.86
Total return++                                                                                      (1.56)%            13.21%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                            $     495          $     339
Ratio of operating expenses to average net assets                                                    2.03%              2.17%
Ratio of net investment income/(loss) to average net assets                                          0.17%             (0.25)%
Portfolio turnover rate                                                                                92%                39%
Ratio of operating expenses to average net assets without waivers and reimbursements                 2.04%              2.18%
Net investment income/(loss) per share without waivers and reimbursements                       $    0.02          $   (0.03)

                                                                                                 PERIOD
                                                                                                  ENDED
INVESTOR C SHARES:                                                                             05/31/93*#
Operating performance:
Net asset value, beginning of period                                                            $   10.10
Net investment income/(loss)                                                                         0.00**
Net realized and unrealized gain/(loss) on investments                                               0.48
Net increase/(decrease) in net assets resulting from investment operations                           0.48
Distributions:
Dividends from net investment income                                                                (0.07)
Distributions from net realized capital gains                                                       (0.02)
Distributions in excess of net realized capital gains                                                  --
Total distributions                                                                                 (0.09)
Net asset value, end of period                                                                  $   10.49
Total return++                                                                                       4.97%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                            $     200
Ratio of operating expenses to average net assets                                                    2.30%+
Ratio of net investment income/(loss) to average net assets                                          0.03%+
Portfolio turnover rate                                                                                41%
Ratio of operating expenses to average net assets without waivers and reimbursements                 2.32%+
Net investment income/(loss) per share without waivers and reimbursements                       $    0.00**

 * The Nations International Equity Fund Investor C Shares commenced operations on June 17, 1992.
** Amount represents less than $0.01 per share.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

   Objectives

GROWTH AND INCOME FUNDS:

NATIONS VALUE FUND: The Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.

NATIONS EQUITY INCOME FUND: The Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which NationsBank believes have favorable prospects for increasing dividend income and/or capital appreciation.

NATIONS BALANCED ASSETS FUND: The Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities and cash equivalents.

GROWTH FUNDS:

NATIONS CAPITAL GROWTH FUND: The Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of NationsBank, have above average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.

NATIONS EMERGING GROWTH FUND: The Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.

NATIONS DISCIPLINED EQUITY FUND: The Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by NationsBank to have the potential for significant increases in earnings per share.

INTERNATIONAL FUNDS:

NATIONS INTERNATIONAL EQUITY FUND: The Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.

NATIONS EMERGING MARKETS FUND: The Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.

NATIONS PACIFIC GROWTH FUND: The Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).

   How Objectives Are Pursued

GROWTH AND INCOME FUNDS:

NATIONS VALUE FUND: The Fund invests in stocks drawn from a universe of approximately 800 stocks monitored by NationsBank. NationsBank closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by NationsBank to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. NationsBank also analyzes key financial ratios that measure the growth, profitability and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.

Stocks are selected from this universe based on NationsBank's judgment of their total return potential. NationsBank buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by NationsBank in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. NationsBank believes that companies with lower price/earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. NationsBank will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.

In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (e.g. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, NationsBank believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the S&P 500 Index, a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, NationsBank believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index; (Bullet) five years of stable or increasing dividends;
(Bullet) established operating histories; and
(Bullet) strong balance sheets and other favorable financial characteristics.

To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (i.e., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by NationsBank. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.

In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (e.g. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by NationsBank). Obligations rated in the lowest of the top four investment grade rating categories (e.g., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (e.g. rated "BB" by S&P), or if not rated, are of equivalent investment quality as determined by NationsBank. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when NationsBank believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B."

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, NationsBank will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund principally invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, NationsBank will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, NationsBank believes that common stocks typically offer the best opportunity for long-term capital appreciation, and that high quality companies with above average earnings growth and return on equity offer the best growth prospects among common stocks.

The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet NationsBank's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with records of above-average earnings growth and above-average capital growth potential. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.

The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc.
(collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments, see "Appendix A."

GROWTH FUNDS:

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above average earnings growth relative to the Standard & Poor's 500
         Stock Index ("S&P 500 Index");
(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and
(Bullet) above average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;

(Bullet) companies that own or develop natural resources, such as energy exploration companies;
(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.

In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above average market performance. Through intensive research, visits to many companies each year, and efficient response to changing market conditions, NationsBank seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by NationsBank. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and NationsBank will attempt to identify these opportunities before their potential is recognized by investors in general.

In selecting industries and companies for investment, NationsBank will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.

NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that NationsBank, as investment adviser, believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.

In selecting stocks for purchase by the Fund, NationsBank utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. NationsBank believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. NationsBank also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.

The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by NationsBank). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

The Fund may invest in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.

INTERNATIONAL FUNDS:

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.

In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that NationsBank and the Fund's sub-investment adviser believe have potential for growth of capital. The Fund also may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.

The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For additional information concerning the Fund's investment practices, see "Appendix A."

NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50 percent) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50 percent of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.

The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's, S&P or, if unrated, determined by NationsBank and/or the Fund's sub-investment adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of those ratings designations.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's instruments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund," below. When allocating investments among individual countries, NationsBank and/or the Fund's sub-investment adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. NationsBank and the Fund's sub-investment adviser seek to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. NationsBank and the Fund's sub-investment adviser believe that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and the Far East include Australia, Hong Kong, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.

The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by NationsBank and/or The Fund's sub-investment adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in issuers that conduct their principal business activities in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund," below. When allocating investments among individual countries, NationsBank and/or the Fund's sub-investment adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. The Fund may invest in ADRs, GDRs, EDRs and ADSs.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

GENERAL: Each Fund may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ( the "CFTC") and options thereon for market exposure risk management. The Nations Balanced Assets Fund also may engage in dollar roll transactions. Each Fund may lend its portfolio securities to qualified institutional investors. Each Fund also may invest in restricted, private placement and other illiquid securities and securities issued by other investment companies, consistent with the Fund's investment objective and policies. Each Fund (except the Nations Balanced Assets Fund) may invest in real estate investment trust securities.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING MARKETS FUND AND NATIONS PACIFIC GROWTH FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, certain Funds present unique risks that investors should be aware of.

Investors in the Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.

Investors in the Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and the Far East.

The same is true, but even more so, for the emerging market countries in which the Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long-term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies.

The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries.

See "Appendix A" for additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, annual portfolio turnover rates will not exceed 75% for Nations Emerging Markets Fund and Nations Pacific Growth Fund. For other Funds' portfolio turnover rate, see "Financial Highlights." If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher costs to the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.

RISK CONSIDERATIONS: Although NationsBank and Nations Gartmore Investment Management ("Nations Gartmore"), the sub-investment adviser for Nations

International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund, will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in a Fund are not insured against loss of principal.

Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown

From time to time the Funds may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.

Set forth below is certain performance data for the Pacific Ex-Japan Composite and the Emerging Markets Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite and the Emerging Markets Composite have investment objectives, policies and restrictions that are substantially similar to those of the Nations Pacific Growth Fund and Nations Emerging Markets Fund, respectively. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing the Nations Pacific Growth Fund and Nations Emerging Markets Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF NATIONSBANK, NATIONS GARTMORE INVESTMENT MANAGEMENT OR THE FUNDS.

                                           Average Annual Total
                                          Return for the Periods
PACIFIC EX-JAPAN                            Indicated through
  COMPOSITE                                  March 31, 1995*

One Year                                            4.90%
Three Year                                         24.50%
Five Year                                          15.70%
Since Inception on January 1, 1988                 22.20%

Annual Total Returns*

   1988        1989        1990        1991        1992        1993        1994

  10.70%      56.10%     (1.50)%      20.30%      21.10%     106.90%     (15.10)%

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter.

                                           Average Annual Total
                                          Return for the Periods
EMERGING MARKETS                            Indicated through
  COMPOSITE                                  March 31, 1995*

One Year                                            (24.40)%
Since Inception on January 1, 1993                    9.60%

Annual Total Returns*

   1993        1994

  73.90%     (20.20)%

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1.5% per annum.

Set forth below is the average annual total return and the annual total return for the Nations International Equity Fund for the periods ending March 31, 1995:

                                           Average Annual Total
                                          Return for the Periods
NATIONS INTERNATIONAL EQUITY                Indicated through
  FUND -- INVESTOR A SHARES                   March 31, 1995

One Year                                           (1.46%)
Since Inception on June 3, 1992                     4.39%

Annual Total Returns

   1993        1994

  26.90%      2.21%

                                           Average Annual Total
                                          Return for the Periods
Nations International Equity                Indicated through
  Fund -- Investor C Shares                   March 31, 1995

One Year                                           (2.34%)
Since Inception on June 17, 1992                    4.62%

Annual Total Returns

   1993        1994

  25.78%      1.36%

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolio and the Funds' operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Investor A and Investor C Shares, the Funds offer Trust A, Trust B and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your selling agent.

   How The Funds Are Managed

The business and affairs of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Boards of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios.

Nations Fund and NationsBank have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBank, through its investment management division, serves as investment adviser to the Funds. NationsBank is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

NationsBank provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking.

Although Nations Portfolios, as a new registrant, does not have an operating history, NationsBank has significant experience managing mutual funds.
Nations Gartmore Investment Management, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK based international fund management group of companies (the "Gartmore Group"). Banque Indosuez S.A., a leading French bank, owns 75% of the equity of Gartmore plc. The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds. As of December 31, 1994, the Gartmore Group had over $30 billion in assets under management.

Although Nations Gartmore is newly formed with no experience managing mutual funds, many of its professionals have, in their capacity as employees of the Gartmore Group, managed mutual funds.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, NationsBank (and/or Nations Gartmore) formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. NationsBank (and/or Nations Gartmore) is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank (and/or Nations Gartmore) or which have sold shares in the Funds, if NationsBank (and/or Nations Gartmore) believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank or Banque Indosuez S.A. has a lending relationship. For the services provided and expenses assumed pursuant to various Advisory Agreements, NationsBank is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.75% of the average daily net assets of each of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund; and 0.75% of the first $100 million of the Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily assets in excess of $250 million; and 0.90% of each of Nations International Equity Fund's and Nations Pacific Growth Fund's average daily net assets; and 1.10% of Nations Emerging Markets Fund's average daily assets.

For services provided and expenses assumed pursuant to a sub-advisory agreement, Nations Gartmore is entitled to receive from NationsBank sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.70% of Nations International Equity Fund's average daily net assets; 0.85% of Nations Emerging Markets Fund's daily net assets and 0.70% of Pacific Growth Fund's daily net assets. Although the advisory fees for the Funds are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.

From time to time, NationsBank (and/or Nations Gartmore) may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Capital Growth Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.05%; Nations Value Fund -- 0.74%; and Nations Balanced Assets Fund -- 0.75%. For the fiscal year ended November 30, 1994, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.21% of the Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank advisory fees at the rate of 0.40% the Nations International Equity Fund's average daily net assets and 0.68% of the Nations Equity Income Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations International Equity Fund paid its prior sub-adviser fees at the rate of 0.38% of the Fund's average daily net assets.

Andrew Fleming is the principal portfolio manager of the Nations Emerging Markets Fund. Mr. Fleming is Chief Investment Officer for Nations Gartmore and head of the emerging markets team. Mr. Fleming joined Gartmore in 1984 as an analyst and fund manager on the European desk. In 1986, he joined the Far East team and, in 1993, became head of the Far East desk. Mr. Fleming was then promoted to head of overseas equities. He graduated from the University of York, England.

Sharon M. Herrmann has been the principal portfolio manager for Nations Value Fund since its inception in 1989. Ms. Herrmann is a Senior Vice President and Director of the Value Equity Style Group and personally manages the core value equity funds of NationsBank's trust investment division. Ms. Herrmann has over 20 years investment experience with NationsBank. Ms. Herrmann earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research.

Philip J. Sanders, a member of the Value Equity Group, has been the principal portfolio manager for the Nations Capital Growth Fund since May of 1995. Mr. Sanders is also the Vice President and Fund Manager of the Nations Balanced Target Maturity Fund. Mr. Sanders joined NationsBank in 1988 and prior to joining NationsBank he was employed at Duke Power Company for six years where he supervised and performed various types of detailed financial analysis. He holds a B.A. in Economics from the University of Michigan and an M.B.A. from the University of North Carolina in Charlotte. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Julie L. Hale is the Vice President and Manager of the Balanced Assets Group and Co-Manager of the Equity Income Group and has been the principal portfolio manager for the Nations Balanced Assets Fund since May of 1995. Ms. Hale joined NationsBank in 1991 and was previously employed with National City Bank in Ohio and the Mercantile Safe Deposit & Trust Company in Baltimore, Maryland. She received a B.S. from Mount St. Mary's College and an M.B.A. from Kent State University. She is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Edward E. Smiley is a Senior Vice President of NationsBank and has been the principal portfolio manager for Nations Emerging Growth Fund since 1992. Mr. Smiley received his B.B.A. in Management from Southern Methodist University in 1966 and is a Chartered Financial Analyst. After serving in investment positions with Merrill Lynch and Dean Witter, Mr. Smiley joined Interfirst Investment Management as a senior portfolio manager in 1980. Mr. Smiley manages Emerging-Midcap Funds Style for NationsBank. Mr. Smiley also serves as one of the officer members on the Growth Equity Style Group. Mr. Smiley is a member of the Association for Investment Management and Research and the Dallas Association of Investment Analysts. Mr. Smiley has over 25 years of investment experience.

Steve Smith, a Senior Vice President at NationsBank, has been portfolio manager for Nations Disciplined Equity Fund since April, 1995. Mr. Smith has approximately twenty years of investment management experi-ence, the last twelve years with NationsBank and its affiliates. Mr. Smith is a Chartered Financial Analyst and a member of the Association of Investment Management and Research. Mr. Smith earned a B.S. in engineering and an M.B.A. from the University of Alabama.

Seok Teoh is the principal portfolio manager of the Nations Pacific Growth Fund. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that, Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in Tokyo. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.

Stephen Watson has been the principal portfolio manager of the Nations International Equity Fund since February, 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.

Eric S. Williams, a Senior Vice President of NationsBank, has been the principal portfolio manager for Nations Equity Income Fund since 1991. Mr. Williams is Senior Portfolio Manager for NationsBank's investment management division's Equity Income Style Group. He has a B.S. in Business Administration, SUMMA CUM LAUDE, from East Carolina University and has an M.B.A. in Finance from Indiana University. Mr. Williams has been with NationsBank's investment management division since 1986. He is a member of the Association for Investment Management and Research and is on the Advisory Board of Indiana University's Reese Investment Fund.

Morrison & Foerster, counsel to Nations Fund and special counsel to NationsBank, has advised NationsBank, Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios that NationsBank may perform the services contemplated by the various Investment Advisory Agreements, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent NationsBank from continuing to perform, in whole or in part, such services. If NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, TSSG provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.

For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the Nations International Equity Fund and the Nations Equity Income Fund's average daily net assets.

It is anticipated that beginning in November of 1995, NationsBank will serve as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank will assist Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor Shares of the Funds. See "Shareholder Servicing and Distribution Plans."

Morgan Guaranty Trust Company ("Morgan Guaranty"), Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund.

NationsBank of Texas, N.A. ("NationsBank of Texas" and collectively with Morgan Guaranty, the "Custodians") serves as custodian for the assets of each Fund except Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly
(i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it serves as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving such Funds.

TSSG serves as transfer agent (the "Transfer Agent") for the Funds' Investor Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.

Price Waterhouse LLP serves as independent accountants to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor A or Investor C Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to NationsBank, Stephens and TSSG; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; cost of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings, other expenses which are not expressly assumed by NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Investor A and Investor C Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the relevant Board of Trustees or Board of Directors deems appropriate.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.

NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor C Shares and Investor N Shares. This Prospectus relates only to the Investor A and Investor C Shares of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. In addition, as of August 31, 1995, Richard B. Boyle owned of record 25% or more of Investor C Shares of the Nations Disciplined Equity Fund and therefore could be considered a controlling person of such class for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A and Investor C Shares of Nations International Equity Fund and Nations Equity Income Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A and C Shares of Nations Emerging Markets Fund and Nations Pacific Growth Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. In addition, as of August 31, 1995, Carolyn Branan owned of record 25% or more of the Investor C Shares of the Nations Pacific Growth Fund and therefore could be considered a controlling person of such class for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Stephens has established various procedures for purchasing Investor A and Investor C Shares in order to accommodate different investors. Purchase orders for Investor A Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Fund ("Servicing Agents") and a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents"). Purchase orders for Investor C Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a Sales Support Agreement with Stephens (also "Selling Agents").

Customers may invest in Investor A Shares through a Nations Fund Personal Investment Planner account, which is a managed agency/asset allocation account established with NationsBanc Advisors, Inc. (an "Account"). Investments through an Account are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NationsBanc Advisors, Inc. to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.

There is a minimum initial investment of $1,000, except that the minimum initial investment is:

(Bullet) $500 for Individual Retirement Account ("IRA") investors;

(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Account ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.

Investor Shares are purchased at net asset value per share plus any applicable sales charge described below. Purchases may be effected on days on which the New

York Stock Exchange (the "Exchange") is open for business (a "Business Day").

With respect to Investor A Shares, the Servicing Agents have entered into Servicing Agreements with Nations Fund under which they will provide various shareholder services to their customers ("Customers") who own Investor A Shares. With respect to Investor C Shares, the Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their Customers who own Investor C Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into Servicing Agreements with Nations Fund (also "Servicing Agents") will provide various shareholder services for their Customers who own Investor C Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor Shares in the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.

The Agents are responsible for transmitting orders for purchases of Investor Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.

TELEPHONIC TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How to Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. You should be aware that by electing the telephone transaction feature, you may be giving up a measure of security that you may have if you were to authorize written requests only. You may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

FACTORS TO CONSIDER WHEN SELECTING INVESTOR A SHARES OR INVESTOR C SHARES:
Before purchasing Investor A Shares or Investor C Shares, investors should consider whether, during the anticipated life of their investment in the Funds, the initial sales charge, accumulated distribution and shareholder servicing fee and potential CDSC (if applicable) on Investor A Shares would be less than the accumulated shareholder servicing and distribution fees and potential CDSC on Investor C Shares. Over time, the cumulative expense of the annual shareholder servicing and distribution fees on the Investor C Shares may equal or exceed the initial sales charge and combined distribution and servicing fee applicable to Investor A Shares.

Because holders of Investor A Shares are subject to a lower fee for distribution and shareholder services, they can be expected to earn correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor A Shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Funds than purchasers of Investor C Shares. Any positive investment return on the additional invested amount for Investor C Shares, however, would be partially or wholly offset by the expected higher annual expenses borne by Investor C Shares.

   Sales Charges

The public offering price of Investor A Shares in the Funds is the sum of the net asset value per share of the shares being purchased plus any applicable sales charge. No sales charge will be assessed on the reinvestment of dividends or other distributions.

INVESTOR A SHARES: The following schedule of sales charges will be assessed on purchases of Investor A Shares of the Funds.
                                                                 Dealers'
                                Total Sales Charge              Reallowance
                           As a % of          As a % of          As a % of
                           Offering           Net Asset          Offering
                             Price              Value              Price
Amount of Transaction      Per Share          Per Share          Per Share
Less than $50,000               5.75               6.10               5.00
$50,000 but less than
  $100,000                      4.50               4.71               3.75
$100,000 but less
  than $250,000                 3.50               3.63               2.75
$250,000 but less
  than $500,000                 2.50               2.56               2.00
$500,000 but less
  than $1,000,000               2.00               2.04               1.75
$1,000,000 and over             0.00*              0.00*              1.00**

 * Subject to certain waivers specified below, Investor A Shares that are purchased in amounts of $1 million or more and certain other Investor A Shares that are purchased at net asset value will be subject to a CDSC of 1.00% if redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter.
** 1.00% on first $2,500,000, plus 0.50% on the next $2,500,000, plus 0.25% on amounts over $5,000,000. Stephens will pay the Dealers' Reallowance in connection with the purchase of shares in amounts of $1 million or more, for which it may be reimbursed out of the CDSC if such shares are redeemed within two years of purchase.

The Dealers' Reallowance, which may be changed from time to time, is paid to Agents. If substantially all sales charges are paid or reallowed to a broker/dealer or financial institution, it may be deemed an "underwriter" under the Securities Act of 1933, as amended.

INVESTOR C SHARES: The Funds do not impose a sales charge on Investor C Shares. However, investors may be subject to a CDSC of 1.00% if Investor C Shares of the Funds are redeemed within one year of purchase.

In addition to amounts paid to Agents as a dealer concession out of the sales charge paid by investors, if any, Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the plans adopted pursuant to Rule 12b-1 under the 1940 Act, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor C Shares as an expense of Stephens or for which Stephens may be reimbursed under the plan adopted pursuant to Rule 12b-1 or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

REDUCED SALES CHARGE: AN INVESTOR MAY BE ENTITLED TO REDUCED SALES CHARGES ON INVESTOR A SHARES THROUGH RIGHTS OF ACCUMULATION, A LETTER OF INTENT, OR QUANTITY DISCOUNTS.

To qualify for a reduced sales charge, an investor must notify the Agent through which the Investor A Shares are purchased, which in turn must notify Stephens or the Transfer Agent at the time of purchase. Reduced sales charges may be modified or terminated at any time. Investors are responsible for providing evidence sufficient to establish that they are eligible for any reduction in sales charges.

RIGHTS OF ACCUMULATION: An investor who has previously purchased Investor A, Investor C or Investor N Shares in Nations Fund Family's non-money market funds may aggregate investments in such shares with current purchases to determine the applicable sales charge for current purchases. An investor's aggregate investment in Investor A, Investor C and Investor N Shares in Nations Fund Family's non-money market funds is the total value (based on the higher of current net asset value or the public offering price originally paid) of: (a) current purchases, and (b) Investor A, Investor C and Investor N Shares that are already beneficially owned by the investor.

LETTER OF INTENT: If an investor intends to purchase over a period of 13 months at least $50,000 of Investor A Shares of any one or more non-money market funds of the Nations Fund Family, the sales charge may be reduced by completing the Letter of Intent portion of the Account Application. The Letter of Intent allows a sales charge adjustment depending on the amount actually purchased within the 13-month period. In addition, pursuant to a Letter of Intent, the Custodian will hold in escrow (as determined by the Transfer Agent) the difference between the sales charge applicable to the amount initially purchased and the sales charge paid at the time of the investment which is based on the amount covered by the Letter of Intent. The amount held in escrow will be applied to the investor's account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased. In order to qualify for a Letter of Intent, the investor will be required to make a minimum purchase of at least $50,000.

A Letter of Intent will not obligate the investor to purchase Investor A Shares of any non-money market fund of the Nations Fund Family, but if he or she does, each purchase of shares of a non-money market fund of the Nations Fund Family made during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchase made within the past 90 days.

QUANTITY DISCOUNTS: As shown in the table under "Sales Charges," larger purchases may reduce the sales charge paid on Investor A Shares. Purchases of Investor A Shares in the non-money market funds of the Nations Fund Family that are made on the same day by the investor, his/her spouse, and his/her children under age 21 will be combined when calculating the sales charge. For the purpose of calculating the Amount of Transaction, certain distributions or payments from certain qualified plans are permitted to aggregate plan participant's investments.

PURCHASES OF SHARES AT NET ASSET VALUE: Full-time employees and retired employees of NationsBank Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of such persons may purchase Investor A Shares in the Funds at net asset value. Individuals receiving a distribution from a NationsBank trust account may use the proceeds of such distribution to purchase Investor A Shares of the Funds at net asset value, provided that the proceeds are transferred directly to an account established for the investor at the Transfer Agent and invested in the Funds within 90 days (or following investment in a money market fund of the Nations Fund Family for a period not exceeding one year). Nations Fund's Trustees and Directors also may purchase Investor A Shares at net asset value. Registered broker/dealers that have entered into a Nations Fund dealer agreement with Stephens may purchase Investor A Shares at net asset value for their investment account only. Registered personnel and employees of such broker/dealers also may purchase Investor A Shares at net asset value in accordance with the internal policies and procedures of the employing broker/dealer provided such purchases are made for their own investment purposes and such shares must not be resold except through redemption or repurchase by or on behalf of Nations Fund. Employees of the Transfer Agent may purchase Investor A Shares of the Funds at net asset value. In addition, former shareholders of Class B Shares of the Special Equity Portfolio of The Capitol Mutual Funds who held such shares as of January 31, 1994 or received Investor A Shares of Nations Disciplined Equity Fund in connection with the reorganization of the Special Equity Portfolio into Nations Disciplined Equity Fund may purchase Investor A Shares of Nations Disciplined Equity Fund at net asset value. Similarly, former shareholders of Class B Shares of the Equity Portfolio of The Capitol Mutual Funds who held such shares on January 31, 1994 or received Investor A Shares of Nations Value Fund in connection with the reorganization of the Equity Portfolio into the Nations Value Fund may purchase Investor A Shares of Nations Value Fund at net asset value.

In addition, individuals purchasing Investor A Shares through the Nations Fund Personal Investment Planner may purchase such shares at net asset value. The Nations Fund Personal Investment Planner is a managed agency/asset allocation account offered by NationsBanc Advisors, Inc. designed for exclusive investment in shares of Nations Fund. Any Investor A Shares purchased at net asset value through the Personal Investment Planner will be subject to a CDSC of 1.00% if redeemed within one year of purchase, declining to 0.50% if redeemed in the second year after purchase and eliminated thereafter (except for retirement plans). See "How to Redeem Shares."

Investor A Shares also may be purchased at net asset value by (i) pension, profit sharing or other employee benefit plans established under Section 401 or
Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), or
(ii) employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code, provided that, in either case, the plan (a) has at least $250,000 invested in Investor A Shares of the Nations Fund non-money market funds, (b) has signed a letter of intent indicating that the plan intends to purchase at least $250,000 of Investor A Shares of the Nations Fund non-money market funds, or (c) is an employer-sponsored plan with at least 25 eligible participants (a "Qualified Plan"). Stephens may pay Agents or other financial service firms up to 1.00% of the net asset value of Investor A Shares purchased without a sales charge through the Personal Investment Planner or a Qualified Plan, for which it may be reimbursed out of any CDSC.

Investor A Shares in a Fund may be purchased at net asset value, without any sales charge, by persons who have redeemed Investor A Shares of the same Fund within the previous 120 days. In addition, within 120 after a redemption of Investor C Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor C Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinstatement privilege. In order to exercise this privilege, a written order for the purchase of Investor Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.

Investor A Shares may be purchased at net asset value, without a sales charge, to the extent such a purchase, which must be at least $1,000, is paid for with the proceeds from the redemption of shares of a nonaffiliated mutual fund. A qualifying purchase of Investor A Shares must occur within 45 days of the prior redemption and Nations Fund must receive a copy of the confirmation of the redemption transaction. Stephens may compensate dealers in connection with such purchases. This privilege may be revoked at any time.

Nations Fund may terminate any waiver of or reduction in the sales charge by providing notice in the Fund's Prospectus, but any such termination would only affect future purchases of shares. For more information about reduced sales charges, contact an Agent or Stephens.

   Shareholder Servicing And Distribution Plans

INVESTOR A SHARES: The Funds' Shareholder Servicing and Distribution Plan (the "Investor A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, permits the Funds to compensate (i) Servicing Agents and Selling Agents for services provided to their Customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. Aggregate payments under the Investor A Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor A Shares of the Funds.

The fees payable to Servicing Agents under the Investor A Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor A Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor A Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services. The fees payable to Selling Agents are used primarily to compensate or reimburse Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Fund to Customers.

The fees under the Investor A Plan also may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including, but not limited to, expenses of organizing and conducting sales seminars, printing prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising and sales literature and the costs of administering the Investor A Plan.

Nations Fund and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Servicing Agreements and Sales Support Agreements. See the SAIs for more details on the Investor A Plan.

INVESTOR C SHARES: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors have approved a Distribution Plan with respect to Investor C Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor C Shares. Payments under the Investor C Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees and Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of the Funds' Investor C Shares.

The fees payable under the Distribution Plan are used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares,
(ii) to pay for promotional activities intended to result in the sale of Investor C Shares such as the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Distribution Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by Stephens to partially defray other expenses incurred by Stephens in distributing Investor C Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.

The Trustees and Directors also have approved a shareholder servicing plan ("Servicing Plan") for the Funds which permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor C Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Funds' Investor C Shares.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor C Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor C Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor C Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.

Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares

Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor Shares, as described below, there is no redemption charge.

Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor A Shares of the Funds that are purchased in amounts of $1 million or more and certain other Investor A Shares that are purchased at net asset value will be subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter. See "Sales Charges -- Purchases of Shares at Net Asset Value." In addition, subject to certain waivers, Investor C Shares of the Funds that are redeemed within one year of the date of purchase will be subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.

Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

The CDSC will be waived on redemptions of Investor A and Investor C Shares (i) following the death or disability (as defined in the Code) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code,
(iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account if the aggregate net asset value of the Investor Shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor A and Investor C Shares in the account. Furthermore, any CDSC that otherwise would apply to Investor A Shares will be waived upon the redemption of shares purchased by persons described in the section "Sales Charges -- Purchases of Shares at Net Asset Value" in this Prospectus, except for Nations Fund Personal Investment Planner purchasers in non-retirement accounts. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Fund may terminate any waiver of the CDSC by providing notice in the Funds' Prospectus, but any such termination would affect only shares purchased after such termination.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor A and Investor C Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor A and Investor C Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Fund at any time.

   How To Exchange Shares

The exchange feature enables a shareholder of Investor A Shares of a Nations Fund non-money market fund (including the Funds) to acquire shares of the same class that are offered by any other fund of Nations Fund when the shareholder believes that a shift between funds is an appropriate investment decision. In addition, except as described below, the exchange feature enables a shareholder of Investor C Shares of a Nations Fund non-money market fund (including the Funds) to acquire shares of the same class that are offered by another non-money market fund of Nations Fund or Investor D Shares of any money market fund offered by Nations Fund when he or she believes that a shift between funds is an appropriate investment decision. However, Investor C Shares of the Funds may not be exchanged for Investor C Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund until one year after purchase. For purposes of determining whether one year has elapsed since the date of purchase, all purchases made during a month will be aggregated and deemed to have been made on the last day of the month. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.

No CDSC will be imposed in connection with an exchange of Investor Shares that meets the requirements discussed in this section. If Investor A Shares of a Fund are exchanged for shares of the same class of another fund, any CDSC applicable to the shares exchanged will be applied upon the redemption of the acquired shares. The holding period of such Investor A Shares (for purposes of determining whether a CDSC is applicable upon redemption) will be computed from the time of the initial purchase of the Investor A Shares of the Fund.

If a shareholder acquires Investor C Shares of a non-money market fund through an exchange, the CDSC applicable to that current fund will be applied to any redemption of the acquired shares. However, if a shareholder acquires Investor D Shares of a money market fund through an exchange of Investor C Shares, the CDSC schedule applicable to the exchanged Investor C Shares will be applied on any redemption of the acquired Investor D Shares. Notwithstanding the foregoing, if a shareholder redeems shares acquired through an exchange, the shareholder will be subject to the highest CDSC schedule applicable to any shares that were exchanged within 30 days prior to the redemption. Additionally, when an investor exchanges Investor C Shares of a Fund for shares of another fund, the remaining period of time (if any) that the CDSC is in effect will be computed from the time of the initial purchase of the previously held Investor C Shares.

Shareholders who have paid a front-end sales charge on purchases of Investor A Shares of one of Nations Fund's non-money market funds (including Investor A Shares acquired through the reinvestment of dividends and distributions on such shares) may exchange those Investor A Shares at net asset value without any sales charge for Investor Shares available under the exchange feature described above, provided that the maximum sales charge applicable to the acquired Investor A Shares is equal to or less than the "maximum sales charge applicable" to the Investor A Shares being exchanged. For purposes of determining the "maximum sales charge applicable" to the Investor A Shares being exchanged, a shareholder may include any sales charge paid on shares of the same class offered by one of Nations Fund's other funds that were previously exchanged to acquire the subject Investor A Shares then being exchanged, provided that notification of such prior exchange is made to the Transfer Agent or Stephens.

If the Investor A Shares being acquired are subject to a higher maximum front-end sales charge than the Investor A Shares being exchanged, then the shareholder must pay a "sales charge differential," which is the difference between the maximum front-end sales charge applicable to those Investor A Shares being exchanged and those being acquired. However, a shareholder would not have to pay a sales charge differential to the extent such shareholder is eligible for a reduced or waived sales charge on the Investor A Shares being acquired. In addition, a shareholder of Investor A Shares of a non-money market fund would not have to pay a sales charge differential upon an exchange if the shareholder has owned such shares for at least 90 days.

AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature (AEF) a shareholder may automatically exchange at least $25 on a bi-monthly, monthly or quarterly basis. Shareholder may direct proceeds to be exchanged from one Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th and/or 30th day of the applicable. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, please contact your selling agent.

GENERAL: The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor Shares exchanged must have a current value of at least $1,000 (except for exchange through the AEF). Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by call-ing his/her Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Agent through which the original shares were purchased. An investor should consult his/her Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS: The Funds distribute any net investment income each calendar quarter and any net realized capital gains (including net short-term capital gains) at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Investor Shares of the Funds are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor Shares will be reduced by the amount of any dividend or distribution. Certain Agents may provide for the reinvestment of dividends in the form of additional Investor Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves the Fund of liability for Federal income taxes on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.)

Corporate investors in the Funds (except Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund) may be entitled to the dividends received deduction on all or a portion of such Funds' dividends. Corporate shareholders of the Nations International Equity, Nations Emerging Markets and Nations Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Portions of each of Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each of those Funds will consist of securities of foreign issuers, and therefore each of those Funds may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

Mortgage backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage backed securities, see the related SAI.

Non-mortgage asset backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by NationsBank to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by NationsBank and/or Nations Gartmore at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: To the extent provided under "How Objections Are Pursued" the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Nations International Equity Fund, the Nations Emerging Markets Fund and/or the Nations Pacific Growth Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when NationsBank and the Fund's sub-adviser believe that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. NationsBank and the Fund's sub-adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: To the extent provided under "How Objectives Are Pursued" the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If NationsBank or Nations Gartmore incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or NationsBank or Nations Gartmore, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. NationsBank and/or Nations Gartmore expect to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated Ba or B by Moody's or BB or B by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, NationsBank will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. NationsBank will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, NationsBank will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, a Fund may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by NationsBank. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.

SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank or Nations Gartmore to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumen-talities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus

                                      INVESTOR A AND
                                   INVESTOR C SHARES
                                  SEPTEMBER 30, 1995

This Prospectus describes the NATIONS SHORT-TERM
INCOME FUND, NATIONS SHORT-INTERMEDIATE GOVERNMENT
FUND, NATIONS GOVERNMENT SECURITIES FUND, NATIONS
STRATEGIC FIXED INCOME FUND, NATIONS DIVERSIFIED
INCOME FUND AND NATIONS GLOBAL GOVERNMENT INCOME
FUND (the "Funds") of the Nations Fund Family
("Nations Fund" or "Nations Fund Family"). This
Prospectus describes two classes of shares of the Funds -- Investor A Shares and Investor C Shares.

This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor A and Investor C Shares ("Investor Shares") should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund
Trust, Nation Fund, Inc. and Nations Fund
Portfolios, Inc. ("Nations Portfolios") is contained in separate Statements of Additional Information
(the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations Fund Trust,
Nations Fund, Inc. and Nations Portfolios, dated
September 30, 1995, September 30, 1995 and July 1,
1995, respectively, are incorporated by reference in their entirety into this Prospectus.

SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. (CAROLINAS) ("NATIONSBANK") OR
ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED
BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE
FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL.

NATIONSBANK IS THE INVESTMENT ADVISER AND, TOGETHER
WITH ITS AFFILIATES, PROVIDES CERTAIN OTHER SERVICES
TO NATIONS FUND, FOR WHICH THEY ARE COMPENSATED.
STEPHENS INC., WHICH IS NOT AFFILIATED WITH
NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND
SERVES AS THE DISTRIBUTOR FOR NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    Nations Short-Term Income
                                                    Fund

                                                    Nations Short-Intermediate
                                                    Government Fund

                                                    Nations Government
                                                    Securities Fund

                                                    Nations Strategic Fixed
                                                    Income Fund

                                                    Nations Diversified Income
                                                    Fund

                                                    Nations Global Government
                                                    Income Fund


                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-321-7854
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255
                                                    NATIONS
                                                       FUND

BONDPAC

                                                                 About The Funds

                            Table  Of  Contents

                            Expenses Summary                                   3

                            Financial Highlights                               5

                            Objectives                                        10

                            How Objectives Are Pursued                        11

                            How Performance is Shown                          16

                            How the Funds are Managed                         17

                            Organization and History                          19

                            How to Buy Shares                                 21

                                                           About Your Investment

                            Sales Charges                                     23

                            Shareholder Servicing and Distribution Plans      26

                            How to Redeem Shares                              27

                            How to Exchange Shares                            29

                            How the Funds Value Their Shares                  30

                            How Dividends and Distributions are Made; Tax Information 31

                            Appendix A -- Portfolio Securities                32

                            Appendix B -- Description of Ratings              39


                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED
                            BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor A and Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Investor A or Investor C Shares of the indicated Fund over specified periods.

INVESTOR A SHARES

                                                                   Nations Short-
                                            Nations Short-Term      Intermediate      Nations Government    Nations Strategic
SHAREHOLDER TRANSACTION EXPENSES                Income Fund        Government Fund      Securities Fund     Fixed Income Fund

Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                 1.50%                3.25%                4.75%                3.25%
Maximum Deferred Sales Charge (as a
  percentage of the lower of the original
  purchase price or redemption proceeds)1             1.00%                1.00%                1.00%                1.00%

                                                                   Nations Global
                                            Nations Diversified   Government Income
SHAREHOLDER TRANSACTION EXPENSES                Income Fund             Fund
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                 4.75%                4.75%
Maximum Deferred Sales Charge (as a
  percentage of the lower of the original
  purchase price or redemption proceeds)1             1.00%                1.00%

ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average
  net assets)

Management Fees2                                       .30%                 .40%                 .50%                 .50%
Rule 12b-1 Fees (including shareholder
  servicing fees)2                                     .20%3                .20%                 .25%                 .20%
Other Expenses                                         .22%                 .18%                 .39%                 .16%
Total Operating Expenses2                              .72%                 .78%                1.05%                 .86%

Management Fees2                                       .50%                 .70%
Rule 12b-1 Fees (including shareholder
  servicing fees)2                                     .25%                 .25%
Other Expenses                                         .32%                 .60%
Total Operating Expenses2                             1.07%                1.55%

1 Certain Investor A Shares that are purchased at net asset value are subject to a Deferred Sales Charge if redeemed within two years of purchase. See "Sales Charges."
2 After any waivers and reimbursements.
3 Shareholder servicing fees for Nations Short-Term Income Fund are paid pursuant to a separate Shareholder Servicing Plan. See "Shareholder Servicing and Distribution Plans."

INVESTOR C SHARES

                                                                   Nations Short-
                                            Nations Short-Term      Intermediate      Nations Government    Nations Strategic
SHAREHOLDER TRANSACTION EXPENSES                Income Fund        Government Fund      Securities Fund     Fixed Income Fund

Sales Load Imposed on Purchases                    None                 None                 None                 None
Deferred Sales Charge (as a percentage of
  the lower of the original purchase price
  or redemption proceeds)1                         None                    1.00%                1.00%                1.00%

                                                                   Nations Global
                                            Nations Diversified   Government Income
SHAREHOLDER TRANSACTION EXPENSES                Income Fund             Fund
Sales Load Imposed on Purchases                    None                 None
Deferred Sales Charge (as a percentage of
  the lower of the original purchase price
  or redemption proceeds)1                            1.00%                1.00%

ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average
  net assets)

Management Fees2                                       .30%                 .40%                 .50%                 .50%
Rule 12b-1 Fees2                                       .35%                 .50%                 .75%                 .50%
Shareholder Servicing Fees2                            .00%                 .00%                 .00%                 .00%
Other Expenses                                         .22%                 .18%                 .30%                 .16%
Total Operating Expenses2                              .87%                1.08%                1.55%                1.16%

Management Fees2                                       .50%                 .70%
Rule 12b-1 Fees2                                       .75%                 .75%
Shareholder Servicing Fees2                            .00%                 .25%
Other Expenses                                         .32%                 .60%
Total Operating Expenses2                             1.57%                2.30%

1 A Deferred Sales Charge is imposed only with respect to Investor C Shares redeemed within one year of the date of purchase.
2 After any waivers and reimbursements.

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                   Nations Short-
                                            Nations Short-Term      Intermediate      Nations Government    Nations Strategic
                                                Income Fund        Government Fund      Securities Fund     Fixed Income Fund

1 Year                                           $      22            $      40            $      58            $      41
3 Years                                          $      38            $      57            $      79            $      59
5 Years                                          $      54            $      74            $     103            $      79
10 Years                                         $     103            $     126            $     170            $     135

                                                                   Nations Global
                                            Nations Diversified   Government Income
                                                Income Fund             Fund
1 Year                                           $      58            $      63
3 Years                                          $      80            $      94
5 Years                                          $     104                  N/A
10 Years                                         $     172                  N/A

You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                   Nations Short-
                                            Nations Short-Term      Intermediate      Nations Government    Nations Strategic
                                                Income Fund        Government Fund      Securities Fund     Fixed Income Fund

1 Year                                           $       9            $      21            $      26            $      22
3 Years                                          $      28            $      34            $      49            $      37
5 Years                                          $      48            $      60            $      84            $      64
10 Years                                         $     107            $     132            $     185            $     141

                                                                   Nations Global
                                            Nations Diversified   Government Income
                                                Income Fund             Fund
1 Year                                           $      26            $      33
3 Years                                          $      50            $      72
5 Years                                          $      86                  N/A
10 Years                                         $     187                  N/A

You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming a 5% annual return but no redemption.

                                              Nations Short-
                                               Intermediate      Nations Government    Nations Strategic   Nations Diversified
                                              Government Fund      Securities Fund     Fixed Income Fund       Income Fund

1 Year                                           $      11            $      16            $      12            $      16
3 Years                                          $      34            $      49            $      37            $      50
5 Years                                          $      60            $      84            $      64            $      86
10 Years                                         $     132            $     185            $     141            $     187

                                              Nations Global
                                             Government Income
                                                   Fund
1 Year                                           $      23
3 Years                                          $      72
5 Years                                                N/A
10 Years                                               N/A

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A and Investor C Shares of the Funds will bear either directly or indirectly. Except for the Nations Global Government Income Fund which fees and expenses are based on estimates, certain figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fees waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How the Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing and Distribution Plans."

Absent fee waivers and reimbursements, "Management Fees," "Rule 12b-1 Fees" and "Total Operating Expenses" for Investor A Shares of the indicated Fund would have been as follows: Nations Short-Term Income Fund -- .60%, .50% and 1.32%, respectively; Nations Short-Intermediate Government Fund -- .60%, .25% and 1.03%, respectively; Nations Government Securities Fund -- .64%, .25% and 1.19%, respectively; Nations Strategic Fixed Income Fund -- .60%, .25% and 1.01%, respectively; Nations Diversified Income Fund -- .60%, .25% and 1.17%, respectively; and Nations Global Government Income Fund -- .70%, .25% and 1.55%, respectively. Absent fee waivers and reimbursements, "Management Fees," "Rule 12b-1 Fees," "Shareholder Servicing Fees" and "Total Operating Expenses" for Investor C Shares of the indicated Fund would have been as follows: Nations Short-Term Income Fund -- .60%, .75%, .25% and 1.82%, respectively; Nations Short-Intermediate Government Fund -- .60%, .75%, .25% and 1.78%, respectively; Nations Government Securities Fund -- .64%, .75%, .25% and 1.94%, respectively; Nations Strategic Fixed Income Fund -- .60%, .75%, .25% and 1.76%, respectively; Nations Diversified Income Fund -- .60%, .75%, .25% and 1.92%, respectively; and Nations Global Government Income Fund -- .70%, .75%, .25% and 2.30%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Financial information is not available for Nations Portfolios because it is a new Registrant. For more information see "Organization and History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM INCOME FUND

                                                                          SIX MONTHS
                                                                             ENDED              YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
INVESTOR A SHARES                                                        (UNAUDITED)#         11/30/94#          11/30/93
Operating performance:
Net asset value, beginning of period                                            9.48          $   10.01          $    9.75
Net investment income                                                           0.30               0.48               0.51
Net realized and unrealized gain/(loss) on investments                          0.28              (0.51)              0.26
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.58              (0.03)              0.77
Distributions:
Dividends from net investment income                                           (0.30)             (0.46)             (0.51)
Distributions in excess of net investment income                                  --              (0.02)                --
Distributions from capital                                                        --              (0.02)                --
Total distributions                                                            (0.30)             (0.50)             (0.51)
Net asset value, end of period                                             $    9.76          $    9.48          $   10.01
Total return++                                                                  6.17%             (0.33)%             8.03%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $   2,510          $   2,490          $  11,205
Ratio of operating expenses to average net assets                               0.71%+             0.71%              0.57%
Ratio of net investment income to average net assets                            6.15%+             5.02%              5.07%
Portfolio turnover rate                                                          145%               293%               121%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                 1.06%+             1.03%              0.99%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                           $    0.28          $    0.45          $    0.48


                                                                             PERIOD
                                                                             ENDED
INVESTOR A SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                     $   10.00
Net investment income                                                         0.08
Net realized and unrealized gain/(loss) on investments                       (0.26)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 (0.18)
Distributions:
Dividends from net investment income                                         (0.07)
Distributions in excess of net investment income                                --
Distributions from capital                                                      --
Total distributions                                                          (0.07)
Net asset value, end of period                                           $    9.75
Total return++                                                               (1.81)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $     254
Ratio of operating expenses to average net assets                             0.45%+
Ratio of net investment income to average net assets                          5.39%+
Portfolio turnover rate                                                         45%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                               1.05%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                         $    0.07

  * The Nations Short-Term Income Fund Investor A Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM INCOME FUND

                                                                          SIX MONTHS            YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
INVESTOR C SHARES                                                         (UNAUDITED)         11/30/94#          11/30/93
Operating performance:
Net asset value, beginning of period                                       $    9.48          $   10.01          $    9.75
Net investment income                                                           0.28               0.46               0.48
Net realized and unrealized gain/(loss) on investments                          0.28              (0.51)              0.26
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.56              (0.05)              0.74
Distributions:
Dividends from net investment income                                            0.28%             (0.44)             (0.48)
Distributions in excess of net investment income                                  --              (0.02)                --
Distributions from capital                                                        --              (0.02)                --
Total distributions                                                            (0.28)             (0.48)             (0.48)
Net asset value, end of period                                             $    9.76          $    9.48          $   10.01
Total return++                                                                  6.05%             (0.51)%             7.73%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $   6,964          $   8,102          $  19,851
Ratio of operating expenses to average net assets                               0.86%+             0.89%              0.87%
Ratio of net investment income to average net assets                            6.00%+             4.84%              4.77%
Portfolio turnover rate                                                          145%               293%               121%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                 1.21%+             1.21%              1.29%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                           $    0.26          $    0.43          $    0.45

                                                                             PERIOD
                                                                             ENDED
INVESTOR C SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                     $   10.00
Net investment income                                                         0.08
Net realized and unrealized gain/(loss) on investments                       (0.26)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 (0.18)
Distributions:
Dividends from net investment income                                         (0.07)
Distributions in excess of net investment income                                --
Distributions from capital                                                      --
Total distributions                                                          (0.07)
Net asset value, end of period                                           $    9.75
Total return++                                                               (1.82)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $   6,747
Ratio of operating expenses to average net assets                             0.80%+
Ratio of net investment income to average net assets                          5.04%+
Portfolio turnover rate                                                         45%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                               1.40%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                         $    0.07

  * The Nations Short-Term Income Fund Investor C Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                                 SIX MONTHS ENDED          YEAR                YEAR                YEAR
                                                     05/31/95             ENDED               ENDED               ENDED
INVESTOR A SHARES                                  (UNAUDITED)           11/30/94            11/30/93            11/30/92

Operating performance:
Net asset value, beginning of period               $     3.93          $     4.28          $     4.16         $     4.17
Net investment income                                    0.12                0.22                0.22               0.27
Net realized and unrealized gain/(loss) on
  investments                                            0.16               (0.33)               0.14              (0.01)
Net increase/(decrease) in net assets
  resulting from investment operations                   0.28               (0.11)               0.36               0.26
Distributions:
Dividends from net investment income                    (0.12)              (0.22)              (0.22)             (0.27)
Distributions in excess of net investment
  income                                                   --               (0.00)#                --                 --
Distributions from net realized capital gains              --               (0.02)              (0.02)                --
Total distributions                                     (0.12)              (0.24)              (0.24)             (0.27)
Net asset value, end of period                     $     4.09          $     3.93          $     4.28         $     4.16
Total return++                                           7.14%              (2.41)%              8.85%              6.61%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)               $   64,634          $   77,128          $  173,449         $  188,624
Ratio of operating expenses to average net
  assets                                                 0.78%+              0.77%               0.70%              0.48%
Ratio of net investment income to average net
  assets                                                 5.87%+              5.58%               5.25%              6.34%
Portfolio turnover rate                                   130%                133%                 92%                25%
Ratio of operating expenses to average net
  assets before fee waivers and/or expense
  reimbursements                                         0.99%+              0.98%               0.94%              0.88%
Net investment income per share before fee
  waivers and/or expense reimbursements            $     0.11          $     0.21          $     0.21         $     0.25

                                                      PERIOD
                                                      ENDED
INVESTOR A SHARES                                   11/30/91*
Operating performance:
Net asset value, beginning of period              $    4.00##
Net investment income                                  0.10
Net realized and unrealized gain/(loss) on
  investments                                          0.17
Net increase/(decrease) in net assets
  resulting from investment operations                 0.27
Distributions:
Dividends from net investment income                  (0.10)
Distributions in excess of net investment
  income                                                 --
Distributions from net realized capital gains            --
Total distributions                                   (0.10)
Net asset value, end of period                    $    4.17
Total return++                                         6.81%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)              $  55,874
Ratio of operating expenses to average net
  assets                                               0.08%+
Ratio of net investment income to average net
  assets                                               7.21%+
Portfolio turnover rate                                  11%
Ratio of operating expenses to average net
  assets before fee waivers and/or expense
  reimbursements                                       0.82%+
Net investment income per share before fee
  waivers and/or expense reimbursements           $    0.00

  * The Nations Short-Intermediate Government Fund Investor A Shares commenced operations on August 5, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
 # Value represents less than $0.01 per share.
## The Nations Short-Intermediate Government Fund's net asset value upon commencement of operations was $2.00 per share. Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                                                  SIX MONTHS ENDED          YEAR                YEAR
                                                                      05/31/95             ENDED               ENDED
INVESTOR C SHARES                                                   (UNAUDITED)           11/30/94            11/30/93

Operating performance:
Net asset value, beginning of period                                $     3.93          $     4.28          $     4.16
Net investment income                                                     0.11                0.20                0.20
Net realized and unrealized gain/(loss) on investments                    0.16               (0.33)               0.14
Net increase/(decrease) in net assets resulting from investment
  operations                                                              0.27               (0.13)               0.34
Distributions:
Dividends from net investment income                                     (0.11)              (0.20)              (0.20)
Distributions in excess of net investment income                            --               (0.00)#                --
Distributions from net realized capital gains                               --               (0.02)              (0.02)
Total distributions                                                      (0.11)              (0.22)              (0.22)
Net asset value, end of period                                      $     4.09          $     3.93          $     4.28
Total return++                                                            6.98%              (2.80)%              8.20%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $   13,742          $   16,725          $   31,440
Ratio of operating expenses to average net assets                         1.08%+              1.17%               1.30%
Ratio of net investment income to average net assets                      5.57%+              5.18%               4.65%
Portfolio turnover rate                                                    130%                133%                 92%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                                   1.29%+              1.38%               1.54%
Net investment income per share before fee waivers and/or
  expense reimbursements                                            $     0.10          $     0.19          $     0.19

                                                                       PERIOD
                                                                       ENDED
INVESTOR C SHARES                                                    11/30/92*
Operating performance:
Net asset value, beginning of period                               $    4.19
Net investment income                                                   0.10
Net realized and unrealized gain/(loss) on investments                 (0.03)
Net increase/(decrease) in net assets resulting from investment
  operations                                                            0.07
Distributions:
Dividends from net investment income                                   (0.10)
Distributions in excess of net investment income                          --
Distributions from net realized capital gains                             --
Total distributions                                                    (0.10)
Net asset value, end of period                                     $    4.16
Total return++                                                          1.64%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                               $  24,352
Ratio of operating expenses to average net assets                       1.18%+
Ratio of net investment income to average net assets                    4.80%+
Portfolio turnover rate                                                   25%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                                 1.44%+
Net investment income per share before fee waivers and/or
  expense reimbursements                                           $    0.09

  * The Nations Short-Intermediate Government Fund Investor C Shares commenced operations on June 17, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
+++ Unaudited.
 # Value represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
NATIONS GOVERNMENT SECURITIES FUND

                                                       YEAR                YEAR                YEAR                YEAR
                                                      ENDED               ENDED               ENDED                ENDED
INVESTOR A SHARES                                   05/31/95#            05/31/94           05/31/93#            05/31/92

Operating performance:
Net asset value, beginning of period               $    9.80            $   10.46         $   10.36            $   10.05
Net investment income                                   0.61                 0.62              0.66                 0.71
Net realized and unrealized gain/(loss) on
  investments                                           0.06                (0.61)             0.16                 0.38
Net increase/(decrease) in net assets
  resulting from investment operations                  0.67                 0.01              0.82                 1.09
Distributions:
Dividends from net investment income                   (0.57)               (0.56)            (0.68)               (0.75)
Dividends in excess of net investment income              --                (0.02)               --                   --
Distributions in excess of net realized
  capital gains                                           --                (0.05)            (0.04)               (0.03)
Distributions from capital                             (0.04)               (0.04)               --                   --
Total distributions                                    (0.61)               (0.67)            (0.72)               (0.78)
Net asset value, end of period                     $    9.86            $    9.80         $   10.46            $   10.36
Total return++                                          7.29%               (0.11)%            8.18%               11.18%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (000's)                  $  10,928            $  14,044         $  15,354            $   3,326
Ratio of operating expenses to average net
  assets                                                1.01%                0.90%             1.00%                1.31%
Ratio of net investment income to average net
  assets                                                6.44%                5.91%             6.52%                6.90%
Portfolio turnover rate                                  413%                  56%              103%                 130%
Ratio of operating expenses to average net
  assets without waivers and reimbursements             1.19%                1.11%             1.15%                1.97%
Net investment income per share without
  waivers and reimbursements                       $    0.59            $    0.59         $    0.55            $    0.07

                                                      PERIOD
                                                       ENDED
INVESTOR A SHARES                                    05/31/91*
Operating performance:
Net asset value, beginning of period               $   10.01
Net investment income                                   0.09
Net realized and unrealized gain/(loss) on
  investments                                           0.02
Net increase/(decrease) in net assets
  resulting from investment operations                  0.11
Distributions:
Dividends from net investment income                   (0.07)
Dividends in excess of net investment income              --
Distributions in excess of net realized
  capital gains                                           --
Distributions from capital                                --
Total distributions                                    (0.07)
Net asset value, end of period                     $   10.05
Total return++                                          1.07%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (000's)                  $     661
Ratio of operating expenses to average net
  assets                                                1.35%+
Ratio of net investment income to average net
  assets                                                7.22%+
Portfolio turnover rate                                    5%
Ratio of operating expenses to average net
  assets without waivers and reimbursements             1.94%+++
Net investment income per share without
  waivers and reimbursements                       $    0.08+++

  * The Nations Government Securities Fund Investor A Shares commenced operations on April 17, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
+++ Unaudited.
  # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not acccord with the results of operations.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT SECURITIES FUND

                                                                                          YEAR                 YEAR
                                                                                          ENDED                ENDED
INVESTOR C SHARES                                                                       05/31/95#            05/31/94

Operating performance:
Net asset value, beginning of period                                                   $    9.80             $   10.46
Net investment income                                                                       0.57                  0.55
Net realized and unrealized gain/(loss) on investments                                      0.06                 (0.61)
Net increase/(decrease) in net assets resulting from investment operations                  0.63                 (0.06)
Distributions:
Dividends from net investment income                                                       (0.53)                (0.50)
Dividends in excess of net investment income                                                  --                 (0.01)
Distributions in excess of net realized capital gains                                         --                 (0.05)
Distributions from capital                                                                 (0.04)                (0.04)
Total distributions                                                                        (0.57)                (0.60)
Net asset value, end of period                                                         $    9.86             $    9.80
Total return++                                                                              6.76%                (0.69)%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                      $   2,945             $   5,265
Ratio of operating expenses to average net assets                                           1.51%                 1.48%
Ratio of net investment income to average net assets                                        5.94%                 5.33%
Portfolio turnover rate                                                                      413%                   56%
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                            1.69%                 1.69%
Net investment income per share without waivers and reimbursements                     $    0.55             $    0.53

                                                                                         PERIOD
                                                                                          ENDED
INVESTOR C SHARES                                                                      05/31/93*#
Operating performance:
Net asset value, beginning of period                                                  $   10.52
Net investment income                                                                      0.59
Net realized and unrealized gain/(loss) on investments                                     0.02
Net increase/(decrease) in net assets resulting from investment operations                 0.61
Distributions:
Dividends from net investment income                                                      (0.63)
Dividends in excess of net investment income                                                 --
Distributions in excess of net realized capital gains                                     (0.04)
Distributions from capital                                                                   --
Total distributions                                                                       (0.67)
Net asset value, end of period                                                        $   10.46
Total return++                                                                             5.37%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                     $   5,998
Ratio of operating expenses to average net assets                                          1.60%+
Ratio of net investment income to average net assets                                       5.92%+
Portfolio turnover rate                                                                     103%
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                           1.75%+
Net investment income per share without waivers and reimbursements                    $    0.42

  * The Nations Government Securities Fund Investor C Shares commenced operations on July 6, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS STRATEGIC FIXED INCOME FUND

                                                                          SIX MONTHS
                                                                             ENDED              YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
INVESTOR A SHARES                                                         (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                       $    9.32          $   10.55          $    9.94
Net investment income                                                           0.29               0.51               0.54
Net realized and unrealized gain/(loss) on investments                          0.70              (0.89)              0.62
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.99              (0.38)              1.16
Distributions:
Dividends from net investment income                                           (0.29)             (0.49)             (0.54)
Distributions in excess of net investment income                                  --              (0.02)                --
Distributions from net realized capital gains                                     --              (0.34)             (0.01)
Total distributions                                                            (0.29)             (0.85)             (0.55)
Net asset value, end of period                                             $   10.02          $    9.32          $   10.55
Total return++                                                                 10.74%             (3.76)%            11.88%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $   1,472          $     967          $   1,138
Ratio of operating expenses to average net assets                               0.88%+             0.86%              0.76%
Ratio of net investment income to average net assets                            5.98%+             5.25%              5.25%
Portfolio turnover rate                                                          155%               307%               161%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                 0.99%+             0.94%              0.92%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                           $    0.28          $    0.50          $    0.53


                                                                             PERIOD
                                                                             ENDED
INVESTOR A SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                     $    9.99
Net investment income                                                         0.01
Net realized and unrealized gain/(loss) on investments                       (0.06)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 (0.05)
Distributions:
Dividends from net investment income                                            --
Distributions in excess of net investment income                                --
Distributions from net realized capital gains                                   --
Total distributions                                                             --
Net asset value, end of period                                           $    9.94
Total return++                                                               (0.49)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $     113
Ratio of operating expenses to average net assets                             0.40%+
Ratio of net investment income to average net assets                          6.00%+
Portfolio turnover rate                                                         12%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                               1.00%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                         $    0.01

  * The Nations Strategic Fixed Income Fund Investor A Shares commenced operations on November 19, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
+++ Unaudited.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS STRATEGIC FIXED INCOME FUND

                                                                          SIX MONTHS
                                                                             ENDED              YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
INVESTOR C SHARES                                                         (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                       $    9.32          $   10.55          $    9.94
Net investment income                                                           0.27               0.47               0.48
Net realized and unrealized gain/(loss) on investments                          0.70              (0.89)              0.62
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.97              (0.42)              1.10
Distributions:
Dividends from net investment income                                           (0.27)             (0.45)             (0.48)
Distributions in excess of net investment income                                  --              (0.02)                --
Distributions from net realized capital gains                                     --              (0.34)             (0.01)
Total distributions                                                            (0.27)             (0.81)             (0.49)
Net asset value, end of period                                             $   10.02          $    9.32          $   10.55
Total return++                                                                 10.57%             (4.14)%            11.20%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $      39          $      41          $      65
Ratio of operating expenses to average net assets                               1.18%+             1.43%              1.36%
Ratio of net investment income to average net assets                            5.68%+             4.68%              4.65%
Portfolio turnover rate                                                          155%               307%               161%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                 1.29%+             1.51%              1.52%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                           $    0.26          $    0.46          $    0.47


                                                                             PERIOD
                                                                             ENDED
INVESTOR C SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                     $    9.97
Net investment income                                                         0.02
Net realized and unrealized gain/(loss) on investments                       (0.04)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 (0.02)
Distributions:
Dividends from net investment income                                         (0.01)
Distributions in excess of net investment income                                --
Distributions from net realized capital gains                                   --
Total distributions                                                          (0.01)
Net asset value, end of period                                           $    9.94
Total return++                                                               (0.22)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $      84
Ratio of operating expenses to average net assets                             1.03%+
Ratio of net investment income to average net assets                          5.40%+
Portfolio turnover rate                                                         12%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                               1.63%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                         $    0.02

  * The Nations Strategic Fixed Income Fund Investor C Shares commenced operations on November 16, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
+++ Unaudited.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DIVERSIFIED INCOME FUND

                                                                          SIX MONTHS
                                                                            ENDED              YEAR             YEAR
                                                                           05/31/95           ENDED             ENDED
INVESTOR A SHARES                                                        (UNAUDITED)        11/30/94#         11/30/93#
Operating performance:
Net asset value, beginning of period                                    $    9.67         $   10.88           $    9.96
Net investment income                                                        0.36              0.72                0.76
Net realized and unrealized gain/(loss) on investments                       0.86             (1.06)               0.92
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 1.22             (0.34)               1.68
Distributions:
Dividends from net investment income                                        (0.36)            (0.72)              (0.76)
Distributions in excess of net investment income                               --             (0.00)##               --
Distributions from net realized capital gains                                  --             (0.15)                 --
Total distributions                                                         (0.36)            (0.87)              (0.76)
Net asset value, end of period                                          $   10.53         $    9.67           $   10.88
Total return++                                                              12.92%            (3.26)%             17.32%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                    $  12,633         $  10,819           $  13,291
Ratio of operating expenses to average net assets                            1.02%+            0.96%               0.70%
Ratio of net investment income to average net assets                         7.28%+            7.09%               6.87%
Portfolio turnover rate                                                        67%              144%                 86%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                              1.18%+            1.17%               1.10%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                        $    0.35         $    0.70           $    0.70


                                                                            PERIOD
                                                                             ENDED
INVESTOR A SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                     $   10.02
Net investment income                                                         0.01
Net realized and unrealized gain/(loss) on investments                       (0.06)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 (0.05)
Distributions:
Dividends from net investment income                                         (0.01)
Distributions in excess of net investment income                                --
Distributions from net realized capital gains                                   --
Total distributions                                                          (0.01)
Net asset value, end of period                                           $    9.96
Total return++                                                               (0.49)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $      18
Ratio of operating expenses to average net assets                             0.40%+
Ratio of net investment income to average net assets                          7.61%+
Portfolio turnover rate                                                         46%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                               1.00%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                         $    0.01

  * The Nations Diversified Income Fund Investor A Shares commenced operations on November 25, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
## Value represents less than $0.01 per share.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DIVERSIFIED INCOME FUND

                                                                          SIX MONTHS
                                                                             ENDED              YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
INVESTOR C SHARES                                                         (UNAUDITED)         11/30/94#          11/30/93#
Operating performance:
Net asset value, beginning of period                                    $    9.67          $   10.88             $    9.96
Net investment income                                                        0.34               0.67                  0.70
Net realized and unrealized gain/(loss) on investments                       0.86              (1.06)                 0.92
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 1.20              (0.39)                 1.62
Distributions:
Dividends from net investment income                                        (0.34)             (0.67)                (0.70)
Distributions in excess of net investment income                               --              (0.00)##                 --
Distributions from net realized capital gains                                  --              (0.15)                   --
Total distributions                                                         (0.34)             (0.82)                (0.70)
Net asset value, end of period                                          $   10.53          $    9.67             $   10.88
Total return++                                                              12.64%             (3.77)%               16.65%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                    $   3,153          $   2,636             $   3,633
Ratio of operating expenses to average net assets                            1.52%+             1.49%                 1.30%
Ratio of net investment income to average net assets                         6.78%+             6.56%                 6.27%
Portfolio turnover rate                                                        67%               144%                   86%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                              1.68%+             1.70%                 1.70%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                        $    0.33          $    0.65             $    0.64


                                                                             PERIOD
                                                                             ENDED
INVESTOR C SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                     $    9.93
Net investment income                                                         0.03
Net realized and unrealized gain/(loss) on investments                        0.02
Net increase/(decrease) in net assets resulting from investment
  operations                                                                  0.05
Distributions:
Dividends from net investment income                                         (0.02)
Distributions in excess of net investment income                                --
Distributions from net realized capital gains                                   --
Total distributions                                                          (0.02)
Net asset value, end of period                                           $    9.96
Total return++                                                               (0.54)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $     149
Ratio of operating expenses to average net assets                             1.00%+
Ratio of net investment income to average net assets                          7.01%+
Portfolio turnover rate                                                         46%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                               1.60%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                         $    0.03

  * The Nations Diversified Income Fund Investor C Shares commenced operations on November 9, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
## Value represents less than $0.01 per share.

   Objectives

NATIONS SHORT-TERM INCOME FUND: The Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the Fund will have an average dollar weighted maturity of three years or less. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, the Fund is expected to have an average dollar weighted maturity between two and seven years.

NATIONS GOVERNMENT SECURITIES FUND: The Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS STRATEGIC FIXED INCOME FUND: The Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may under normal market conditions invest in long-term, intermediate-term and short-term securities and has not placed any limitations on the duration of the portfolio.

NATIONS DIVERSIFIED INCOME FUND: The Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities.

NATIONS GLOBAL GOVERNMENT INCOME FUND: The Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.

   How Objectives Are Pursued

NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, the Nations Short-Term Income Fund may invest in a broad range of debt obligations such as U.S. Government obligations; corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the following six nationally recognized statistical rating organizations, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited or its affiliate, IBCA Inc. (collectively, "IBCA") or Thomson BankWatch, Inc. ("BankWatch") (collectively, "NRSROs"), or, if not so rated, determined by NationsBank to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or, if not so rated, determined by NationsBank to be of comparable quality to instruments so rated. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix
A -- Asset Backed Securities.")

The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, prevailing market or economic conditions warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its assets in securities of foreign issuers. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund invests substantially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") and repurchase agreements relating to such obligations. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

Certain government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GOVERNMENT SECURITIES FUND: Under normal circumstances, substantially all, and in any event, at least 65% of the Fund's assets, will be invested in U.S. Government Obligations. U.S. Government Obligations include Treasury obligations, which differ only in their interest rates, maturities and times of issuance. U.S.

Government Obligations also include obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association ("FNMA"). For a more detailed description of the investment practices of this Fund, see "Appendix A -- U.S. Government Obligations" and "Asset Backed Securities."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in NationsBank's opinion, existing circumstances warrant.

NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, the Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality to instruments so rated; U.S. Government obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend-paying preferred and common stock.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments determined by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, the Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed and variable rate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix
A -- Asset Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by NationsBank to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments deemed by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.

The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations Global Government Income Fund" below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.

The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various count-ries and currencies will vary in accordance with NationsBank's and/or the Fund's sub-investment adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by NationsBank and/or the Fund's sub-investment adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.

Under normal market conditions, the Fund intends to invest primarily in securities rated A or better at the time of purchase by Moody's or S&P and unrated securi-ties that, at the time of purchase will be determined to be of comparable quality by NationsBank and/or the Fund's sub-investment adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S & P, but does not as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank and/or the Fund's sub-investment adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. NationsBank and the Fund's sub-investment adviser expect that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.

Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, the Nations Global Government Income Fund presents unique risks that investors should be aware of.

The Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.

Moreover, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations Global Government Income Fund.

GENERAL: The Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission ("CFTC") for market exposure risk-management. Each of those Funds may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Each of those Funds may engage in reverse repurchase agreements and dollar roll transactions. The National Global Government Income Fund may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, annual portfolio turnover rates will not exceed 175% for Nations Global Government Income Fund. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the other Funds' portfolio turnover rates, see "Financial Highlights."

RISK CONSIDERATIONS: Although NationsBank and Nations Gartmore Investment Management ("Nations Gartmore"), the Nations Global Government Income Fund's sub-investment adviser, will seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods.

The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Each Fund (other than Nations Global Government Income Fund) may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The Nations Global Government Income Fund may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown

From time to time a Fund may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares may be calculated on an average annual total return basis or an aggregate total return basis. The "total return" of a class of shares refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of the CDSC.

Set forth below is certain performance data for the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Global Government Bond Ex-U.K. Composite has investment objectives, policies and restrictions that are substantially similar to those of the Nations Global Government Income Fund. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing the Nations Global Government Income Fund. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF NATIONSBANK, NATIONS GARTMORE INVESTMENT MANAGEMENT OR THE FUNDS.

                                             Average Annual Total
                                            Return for the Periods
         GLOBAL GOVERNMENT BOND               Indicated through
           EX-U.K. COMPOSITE*                   March 31, 1995
One Year                                            7.90%
Three Year                                          9.40%
Since Inception on September 1, 1990                11.40%

Annual Total Returns**

   1991        1992        1993        1994
  19.30%      3.30%       13.50%     (2.40%)

 * The accounts of the Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for the Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J.P. Morgan Global Government Bond Index, would not have materially affected their total returns.

** The average annual total returns and annual total returns are net of fees.
   The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Investor A and Investor C Shares, the Funds generally offer Trust A, Trust B and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in a Fund will not be included in calculations of yield and total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your selling agent.

   How The Funds Are Managed

The business and affairs of Nations Fund Trust, Nations Fund, Inc., and Nations Portfolios are managed under the direction of its Board of Trustees and Boards of Directors, respectively. The SAI for Nations Fund Trust contains the names of and general background information concerning the Trustees of Nations Fund Trust. The SAIs for Nations Fund, Inc. and Nations Portfolios contain the names of and general background information concerning the respective Directors of Nations Fund, Inc. and Nations Portfolios.

Nations Fund and NationsBank have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBank, through its investment management division, serves as investment adviser to the Funds. NationsBank is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

NationsBank provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking.

Although Nations Portfolios, as a new registrant, does not have an operating history, NationsBank has significant experience managing mutual funds.

Nations Gartmore Investment Management, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Nations Global Government Income Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK based international fund management group of companies (the "Gartmore Group"). Banque Indosuez S.A., a leading French bank owns 75% of the equity of Gartmore plc. The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds. As of December 31, 1994 the Gartmore Group had over $30 billion in assets under management. Although Nations Gartmore is newly formed with no experience managing mutual funds, many of its professionals have, in their capacity as employees of the Gartmore Group, managed mutual funds.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Funds, Inc. and Nations Portfolio's Boards of Directors, and in accordance with the Funds' investment policies, NationsBank and/or Nations Gartmore formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. NationsBank and Nations Gartmore is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank and/or Nations Gartmore or which have sold shares in a Fund, if NationsBank or Nations Gartmore believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank or Banque Indosuez S.A. has a lending relationship. For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NationsBank is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.60% of the average daily net assets of each of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, and Nations Short-Intermediate Government Fund; and 0.65% of the first $100 million of the Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million; and 0.70% of the average daily net assets of Nations Global Government Income Fund.

For services provided and expenses assumed pursuant to sub-advisory agreements, NationsBank will pay Nations Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rates of 0.54% of Nations Global Government Income Fund's daily net assets.

Although the advisory fees for the Nations Global Government Income Fund is higher than the advisory fees paid by most other mutual funds, Nations Portfolios believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies. From time to time, NationsBank and/or Nations Gartmore may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank advisory fees at the indicated rate of the Funds' average daily net assets: Nations Short-Term Income Fund -- 0.29%; Nations Diversified Income Fund -- 0.40%; Nations Strategic Fixed Income Fund -- 0.52%; Nations Short-Intermediate Government Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank fees at the rate of 0.46% of Nations Government Securities Fund's average daily net assets.

Mark S. Ahnrud is a vice president and Fixed Income Portfolio Manager at NationsBank. He has been the principal portfolio manager for Nations Strategic Fixed Income Fund since 1993 and for Nations Diversified Income Fund since 1992. Mr. Ahnrud is a member of the Fixed Income Team and has eight years of investment experience. Mr. Ahnrud received a B.S. from Babson College and an M.B.A. from Duke University. Mr. Ahnrud holds the Chartered Financial Analyst designation.

Gregory H. Cobb is a Vice President and Fixed Income Portfolio Manager at NationsBank and has been principal portfolio manager for Nations Short-Term Income Fund since 1993. Mr. Cobb, who joined NationsBank in 1993, is a member of the Fixed Income Group and has over 7 years of portfolio management experience. Mr. Cobb received a B.A. from the University of North Carolina-Chapel Hill.

John Swaim joined NationsBank in 1986 and has been the principal portfolio manager for Nations Short-Intermediate Government Fund since 1995. Mr. Swaim is a member of the Fixed Income Team and has over eight years of investment experience. Mr. Swaim previously served as derivative products manager for the NationsBank Texas Corporate Investment division portfolio. Mr. Swaim received his B.S. from the University of North Texas and holds an M.B.A. from the University of Texas, Arlington.

Kathy E. Bowman joined NationsBank in March, 1995 as a Vice President and Fixed Income Portfolio Manager. She has been the principal portfolio manager for Nations Government Securities Fund since April, 1995. Ms. Bowman is a member of the Fixed Income Team and has over fourteen years of investment experience. Prior to joining NationsBank, she was a Director of Fixed Income Securities at Providian Capital Management and managed public bond portfolios for insurance products. Ms. Bowman received a BBA from Memphis State University, and holds the Chartered Financial Analyst designation.

Mark Rimmer is the principal portfolio manager of the Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.

Morrison & Foerster, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that NationsBank may perform the services contemplated by the Investment Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent NationsBank from continuing to perform, in whole or in part, such services. If NationsBank were prohibited from performing any such services, it is expected that the Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to the Funds' shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a Co-Administration Agreement. Under the terms of the Co-Administration Agreement, TSSG provides various administrative and accounting services to the Funds, including performing the calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements, maintaining the portfolio records and certain general accounting records for the Funds.

For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the Nations Government Securities Fund's average daily net assets.

It is anticipated that beginning in November of 1995, NationsBank will serve as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank will assist Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund Trust has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor Shares. See "Shareholder Servicing and Distribution Plans."

Morgan Guaranty Trust Company ("Morgan Guaranty"), Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Nations Global Government Income Fund.

NationsBank of Texas, N.A., ("NationsBank of Texas", and, collectively with Morgan Guaranty, the "Custodians"), serves as the Funds (other than Nations Global Government Income Fund's) custodian. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.

TSSG serves as transfer agent (the "Transfer Agent") for the Funds' Investor Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.

Price Waterhouse LLP serves as independent accountants to Nations Funds. Their address is 160 Federal Street, Boston, Massachuetts 02110.

EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor A and Investor C Shares are deducted from accrued income before dividends are declared. The Funds expenses include, but are not limited to: fees paid to NationsBank, Stephens and TSSG; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Investor Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc., and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust, Nations Fund, Inc., and/or Nations Portfolios or in such other manner as the Board of Trustees or Boards of Directors deems appropriate.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.

NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Investor A, Investor B, Investor C, Trust A and Trust B Shares. This Prospectus relates only to the Investor A and Investor C Shares of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate

Government Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Each share is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. In addition, as of August 31, 1995, the Mary Jane Bakery Salesman Association and Walter St. George Gladding owned of record 25% or more of Investor C shares of the Nations Strategic Fixed Income Fund and therefore could be considered a controlling person of such class for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nation Fund Trust's related SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A and Investor C Shares of Nations Government Securities Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A and C Shares of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your

Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, would be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Stephens has established various procedures for purchasing Investor A and Investor C Shares in order to accommodate different investors. Purchase orders for Investor A Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Fund ("Servicing Agents") and a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents"). Purchase orders for Investor C Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of Nations Bank) that have entered into a Sales Support Agreement with Stephens (also "Selling Agents").

Customers may invest in Investor A Shares through a Nations Fund Personal Investment Planner account, which is a managed agency/asset allocation account established with NationsBanc Advisors, Inc. (an "Account"). Investments through an Account are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NationsBanc Advisors, Inc. to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.

There is a minimum initial investment of $1,000, except that the minimum initial investment is:

(Bullet) $500 for Individual Retirement Account ("IRA") investors;

(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individ-ual Retirement Accounts ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.

Investor Shares are purchased at net asset value per share plus any applicable sales charge described below. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

With respect to Investor A Shares, the Servicing Agents have entered into Servicing Agreements with Nations Fund under which they will provide various shareholder services to their customers ("Customers") who own Investor A Shares. With respect to Investor C Shares, the Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their Customers who own Investor C Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into Servicing Agreements with Nations Fund (also "Servicing Agents") will provide various shareholder services for their Customers who own Investor C Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor Shares in the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.

The Agents are responsible for transmitting orders for purchases of Investor Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.

TELEPHONIC TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How to Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. You should be aware that by electing the telephone transaction feature, you may be giving up a measure of security that you may have if you were to authorize written requests only. You may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

FACTORS TO CONSIDER WHEN SELECTING INVESTOR A SHARES OR INVESTOR C SHARES:
Before purchasing Investor A Shares or Investor C Shares of a Fund, investors should consider whether, during the anticipated life of their investment in the Fund, the initial sales charge, accumulated distribution and shareholder servicing fee and potential CDSC (if applicable) on Investor A Shares would be less than the accumulated shareholder servicing and distribution fees and potential CDSC (if applicable) on Investor C Shares. Over time, the cumulative expense of the annual shareholder servicing and distribution fees on the Investor C Shares may equal or exceed the initial sales charge and combined distribution and servicing fee applicable to Investor A Shares.

Because holders of Investor A Shares are subject to a lower fee for distribution and shareholder services, they can be expected to earn correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of

Investor A Shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in a Fund than purchasers of Investor C Shares. Any positive investment return on the additional invested amount for Investor C Shares, however, would be partially or wholly offset by the expected higher annual expenses borne by Investor C Shares.

   Sales Charges

The public offering price of Investor Shares in the Funds is the sum of the net asset value per share of the shares being purchased plus any applicable sales charge. No sales charge will be assessed on the reinvestment of dividends or other distributions.
INVESTOR A SHARES: The following schedule of sales charges will be assessed on purchases of Investor A Shares of Nations Short-Term Income Fund.

                                                                 Dealers'
                                Total Sales Charge              Reallowance
                           As a % of          As a % of          As a % of
                           Offering           Net Asset          Offering
                             Price              Value              Price
Amount of Transaction      Per Share          Per Share          Per Share
Less than $100,000              1.50               1.52               1.25
$100,000 but less
  than $250,000                 1.25               1.27               1.00
$250,000 but less
  than $500,000                 1.00               1.01               0.80
$500,000 but less
  than $1,000,000               0.75               0.76               0.60
$1,000,000 and over             0.00*              0.00*              0.50**

 * Subject to certain waivers specified below, Investor A Shares that are purchased in amounts of $1 million or more and certain other Investor A Shares that are purchased at net asset value will be subject to a CDSC of 1.00% if such shares are redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter.

** 0.50% on first $2,500,000, plus 0.35% on the next $2,500,000, plus 0.10% on amounts over $5,000,000. Stephens will pay the Dealers' Reallowance in connection with the purchase of shares in amounts of $1 million or more, for which it may be reimbursed out of the CDSC if such shares are redeemed within two years of purchase.

The following schedule of sales charges will be imposed on purchases of Investor A Shares of Nations Strategic Fixed Income Fund and Nations Short-Intermediate
Fund:

                                 Total Sales Charge                  Dealers'
                                                As a % of           Reallowance
Amount of             As a % of offering        net asset       As a % of offering
  Transaction           price per share      value per share      price per share
Less than $100,000              3.25                 3.36                 3.00
$100,000 but less
  than $250,000                 2.50                 2.56                 2.25
$250,000 but less
  than $500,000                 2.00                 2.04                 1.75
$500,000 but less
  than $1,000,000               1.50                 1.52                 1.25
$1,000,000 and over             0.00*                0.00*                1.00**

 * Subject to certain waivers specified below, Investor A Shares that are purchased in amounts of $1 million or more and certain other Investor A Shares that are purchased at net asset value will be subject to a CDSC of 1.00% if redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter.

** 1.00% on first $2,500,000, plus 0.50% on the next $2,500,000, plus 0.25% on amounts over $5,000,000. Stephens will pay the Dealers' Reallowance in connection with the purchase of shares in amounts of $1 million of more, for which it may be reimbursed out of the CDSC if such shares are redeemed within two years of purchase.

The following schedule of sales charges will be assessed on purchases of Investor A Shares of Nations Diversified Income Fund, Nations Government Securities Fund and Nations Global Government Fund:

                                 Total Sales Charge                  Dealers'
                                                As a % of           Reallowance
Amount of             As a % of offering        net asset       As a % of offering
  Transaction           price per share      value per share      price per share
Less than $50,000               4.75                 4.97                 4.25
$50,000 but less
  than $100,000                 4.50                 4.71                 4.00
$100,000 but less
  than $250,000                 3.50                 3.63                 3.00
$250,000 but less
  than $500,000                 2.50                 2.56                 2.25
$500,000 but less
  than $1,000,000               2.00                 2.04                 1.75
$1,000,000 and over             0.00*                0.00*                1.00**

 * Subject to certain waivers specified below, Investor A Shares that are purchased in amounts of $1 million or more and certain other Investor A Shares that are purchased at net asset value will be subject to a CDSC of 1.00% if redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter.

** 1.00% on first $2,500,000, plus 0.50% on the next $2,500,000, plus 0.25% on amounts over $5,000,000. Stephens will pay the Dealers' Reallowance in connection with the purchase of shares in amounts of $1 million of more, for which it may be reimbursed out of the CDSC if such shares are redeemed within two years of purchase.

The Dealers' Reallowance, which may be changed from time to time, is paid to Agents. If substantially all sales charges are paid or reallowed to a broker/dealer or financial institution, it may be deemed an "underwriter" under the Securities Act of 1933, as amended.

INVESTOR C SHARES: As of the date of this Prospectus, the Funds do not impose a sales charge on Investor C Shares. Investors in Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund and Nations Global Government Income Fund, however, may be subject to a CDSC of 1.00% when Investor C Shares of such Funds are redeemed within one year after purchase.

In addition to amounts paid to Agents as a dealer concession out of the sales charge paid by investors, if any, Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the plans adopted pursuant to Rule 12b-1 under the 1940 Act, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of a Fund during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor C Shares as an expense of Stephens or for which Stephens may be reimbursed under the plan adopted pursuant to Rule 12b-1 or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

REDUCED SALES CHARGE: An investor may be entitled to reduced sales charges on Investor A Shares through Rights of Accumulation, a Letter of Intent, or Quantity Discounts.

To qualify for a reduced sales charge, an investor must notify the Agent through which the Investor A Shares are purchased, which in turn must notify Stephens or the Transfer Agent at the time of purchase. Reduced sales charges may be modified or terminated at any time. Investors are responsible for providing evidence sufficient to establish that they are eligible for any reduction in sales charges.

RIGHTS OF ACCUMULATION: An investor who has previously purchased Investor A, Investor C or Investor N Shares in Nations Fund Family's non-money market funds may aggregate investments in such shares with current purchases to determine the applicable sales charge for current purchases. An investor's aggregate investment in Investor A, Investor C and Investor N Shares in Nations Fund Family's non-money market funds is the total value (based on the higher of current net asset value or the public offering price originally paid) of: (a) current purchases, and (b) Investor A, Investor C and Investor N Shares that are already beneficially owned by the investor.

LETTER OF INTENT: If an investor intends to purchase over a period of 13 months at least $50,000 of Investor A Shares of any one or more non-money market funds of the Nations Fund Family the sales charge may be reduced by completing the Letter of Intent portion of the Account Application. The Letter of Intent allows a sales charge adjustment depending on the amount actually purchased within the 13-month period. In addition, pursuant to a Letter of Intent, the Custodian will hold in escrow (as determined by the Transfer Agent) the differ-ence between the sales charge applicable to the amount initially purchased and the sales charge paid at the time of the investment which is based on the amount covered by the Letter of Intent. The amount held in escrow will be applied to the investor's account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased. In order to qualify for a Letter of Intent, the investor will be required to make a minimum purchase of at least $50,000.

A Letter of Intent will not obligate the investor to purchase Investor A Shares of any non-money market fund of the Nations Fund Family, but if he or she does, each purchase of shares of a non-money market fund of the Nations Fund Family made during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchase made within the past 90 days.

QUANTITY DISCOUNTS: As shown in the table under "Sales Charge," larger purchases may reduce the sales charge paid on Investor A Shares. Purchases of Investor A Shares in the non-money market funds of the Nations Fund Family that are made on the same day by the investor, his/her spouse, and his/her children under age 21 will be combined when calculating the sales charge. For the purpose of calculating the Amount of Transaction, certain distributions or payments from distribution from certain qualified plans are permitted to aggregate plan participants' investments.

PURCHASES OF SHARES AT NET ASSET VALUE: Full-time employees and retired employees of NationsBank Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of such persons may purchase Investor A Shares in the Funds at net asset value. Individuals receiving a distribution from a NationsBank trust account may use the proceeds of such distribution to purchase Investor A Shares of the Funds at net asset value, provided that the proceeds are transferred directly to an account established for the investor at the Transfer Agent and invested in the Fund within 90 days (or following investment in a money market fund of the Nations Fund Family for a period not exceeding one year). Nations Fund's Trustees and Directors also may purchase Investor A Shares at net asset value. Registered broker/dealers that have entered into a Nations Fund dealer agreement with Stephens may purchase Investor A Shares at net asset value for their investment account only. Registered personnel and employees of such broker/dealers also may purchase Investor A Shares at net asset value in accordance with the internal policies and procedures of the employing broker/dealer provided such purchases are made for their own investment purposes and such shares must not be resold except through redemption or repurchase by or on behalf of Nations Fund. Employees of the Transfer Agent may purchase Investor A Shares of the Funds at net asset value. In addition, former shareholders of Class B Shares of the Fixed Income Portfolio of The Capitol Mutual Funds who held such shares as of January 31, 1994 or received Investor A Shares of Nations Strategic Fixed Income Fund in connection with the reorganization of the Fixed Income Portfolio into such Fund may purchase Investor A Shares of Nations Strategic Fixed Income Fund at net asset value.

In addition, individuals purchasing Investor A Shares through the Nations Fund Personal Investment Planner may purchase such shares at net asset value. The Nations Fund Personal Investment Planner is a managed agency/asset allocation account offered by NationsBanc Advisors, Inc. designed for exclusive investment in shares of Nations Fund. Any Investor A Shares purchased at net asset value through the Personal Investment Planner will be subject to a CDSC of 1.00% if redeemed within one year of purchase, declining to 0.50% if redeemed in the second year after purchase and eliminated thereafter. See "How to Redeem Shares."

Investor A Shares also may be purchased at net asset value by (i) pension, profit sharing or other employee benefit plans established under Section 401 or
Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), or
(ii) employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code, provided that, in either case, the plan (a) has at least $250,000 invested in Investor A Shares of the Nations Fund non-money market funds, (b) has signed a letter of intent indicating that the plan intends to purchase at least $250,000 of Investor A Shares of the Nations Fund non-money market funds, or (c) is an employer-sponsored plan with at least 25 eligible participants (a "Qualified Plan"). Stephens may pay Agents or other financial service firms up to 1.00% of the net asset value of Investor A Shares purchased without a sales charge through the Personal Investment Planner or a Qualified Plan, for which it may be reimbursed out of any CDSC.

Investor A Shares in a Fund may be purchased at net asset value, without any sales charge, by persons who have redeemed Investor A Shares of the same Fund within the previous 120 days. In addition, within 120 days after a redemption of Investor C Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor C Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinstatement privilege. In order to exercise this privi-lege, a written order for the purchase of Investor Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.

Investor A Shares may be purchased at net asset value, without a sales charge, to the extent such a purchase, which must be at least $1,000, is paid for with the proceeds from the redemption of shares of a nonaffiliated mutual fund. A qualifying purchase of Investor A Shares must occur within 45 days of the prior redemption and Nations Fund must receive a copy of the confirmation of the redemption transaction. Stephens may compensate dealers in connection with such purchases. This privilege may be revoked at any time.

Nations Fund may terminate any waiver of or reduction in the sales charge by providing notice in the Funds' Prospectus, but any such termination would only affect future purchases of shares. For more information about reduced sales charges, contact an Agent or Stephens.

   Shareholder Servicing And Distribution Plans

INVESTOR A SHARES: The Funds' Shareholder Servicing and Distribution Plan (the "Investor A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, permits each Fund to compensate (i) Servicing Agents and Selling Agents for services provided to their Customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. Nations Short-Term Income Fund, however, may not pay for shareholder servicing activities under the Investor A Plan. Aggregate payments under the Funds' Investor A Plan are calculated daily and paid monthly at a rate or rates set from time to time by each Fund, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor A Shares of the Fund.

The fees payable to Servicing Agents under the Investor A Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor A Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor A Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services. The fees payable to Selling Agents are used primarily to compensate Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Fund to Customers.

The fees under the Investor A Plan also may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including, but not limited to, expenses of organizing and conducting sales seminars, printing prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising and sales literature and the costs of administering the Investor A Plan.

Nations Fund and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Servicing Agreements and Sales Support Agreements. See the SAI for more details on the Investor A Plan.

In addition, the Trustees have approved a Shareholder Servicing Plan ("Servicing Plan") for the Investor A Shares of Nations Short-Term Income Fund. The Servicing Plan permits Nations Short-Term Income Fund to compensate Servicing Agents for services provided to their Customers that own Investor A Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by Nations Short-Term Income Fund, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Fund's Investor A Shares. The fees payable to Servicing Agents under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include, but are not limited to, those discussed above with respect to the Investor A Plan.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.

INVESTOR C SHARES: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees have approved a Distribution Plan with respect to the Investor C Shares of each Fund. Pursuant to the Distribution Plan, each Fund may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Fund's Investor C Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Investor C Shares.

The fees payable under the Distribution Plan are used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares,
(ii) to pay for promotional activities intended to result in the sale of Investor C Shares such as the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Distribution Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by Stephens to partially defray other expenses incurred by Stephens in distributing Investor C Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAI for more details on the Distribution Plan.

The Trustees and Directors also have approved a shareholder servicing plan ("Investor C Servicing Plan") for each Fund which permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor C Shares. Payments under the Investor C Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor C Shares.

The fees payable under the Investor C Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor C Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor C Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor C Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services.

Nations Fund may suspend or reduce payments under the Investor C Servicing Plan at any time, and payments are subject to the continuation of the Investor C Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Investor C Servicing Plan.

Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares

Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor Shares, as described below, there is no redemption charge.

Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor A Shares of the Funds that are purchased in amounts of $1 million or more and certain other Investor A Shares that are purchased at net asset value will be subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter. See "Sales Charges -- Purchases of Shares at Net Asset Value." In addition, subject to certain waivers, Investor C Shares of Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund and Nations Global Government Income Fund that are redeemed within one year of the date of purchase will be subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.

Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

The CDSC will be waived on redemptions of Investor A and Investor C Shares (i) following the death or disability (as defined in the Code) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified retirement plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account if the aggregate net asset value of the Investor Shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor A and Investor C Shares in the account. Furthermore, any CDSC that otherwise would apply to Investor A Shares will be waived upon the redemption of shares purchased by persons described in the section "Sales Charges -- Purchases of Shares at Net Asset Value" in this Prospectus, except for Nations Fund Personal Investment Planner purchasers in non-retirement accounts. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Fund may terminate any waiver of the CDSC by providing notice in the Prospectus, but any such termination would affect only shares purchased after such termination.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of a Fund if the value of the Investor Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor A and Investor C Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor A and Investor C Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer or to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling or Servicing Agent or by Nations Fund at any time.

   How To Exchange Shares

SHARES ACQUIRED DIRECTLY: Except as described below, the exchange feature enables a shareholder of Investor A Shares of a Nations Fund non-money market fund (including the Funds) to acquire shares of the same class that are offered by any other fund of Nations Fund when the shareholder believes that a shift between funds is an appropriate investment decision. In addition, except as described below, the exchange feature enables a shareholder of Investor C Shares of a Nations Fund non-money market fund (including the Funds) to acquire shares of the same class that are offered by another non-money market fund of Nations Fund or Investor D Shares of any money market fund of Nations Fund when he or she believes that a shift between funds is an appropriate investment decision. However, Investor C Shares of Nations Short-Term Income Fund may not be exchanged for Investor D Shares of a Nations Fund money market fund. In addition, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Investor C Shares of Nations Short-Intermediate Government Fund, Nations Government Securities Fund and Nations Global Government Income Fund may not be exchanged for Investor C Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund until one year after purchase. For purposes of determining whether one year has elasped since the date of purchase, all purchases made during a month will be aggregated and deemed to have been made on the last day of the month. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.

No CDSC will be imposed in connection with an exchange of Investor Shares that meets the requirements discussed in this section. If Investor A Shares of the Funds are exchanged for shares of the same class of another fund, any CDSC applicable to the shares exchanged will be applied upon the redemption of the acquired shares. The holding period of such Investor A Shares (for purposes of determining whether a CDSC is applicable upon redemption) will be computed from the time of the initial purchase of the Investor A Shares of the Funds.

If a shareholder acquires Investor C Shares of a non-money market fund through an exchange, the CDSC applicable to that current fund will be applied to any redemption of the acquired shares. However, if a shareholder acquires Investor D Shares of a money market fund through an exchange of Investor C Shares, the CDSC schedule applicable to the exchanged Investor C Shares will be applied on any redemption of the acquired Investor D Shares. Notwithstanding the foregoing, if a shareholder redeems shares acquired through an exchange, the shareholder will be subject to the highest CDSC schedule applicable to any shares that were exchanged within the 30 days prior to the redemption. Additionally, when an investor exchanges Investor C Shares of Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund and Nations Global Government Income Fund for shares of the same class of another non-money market fund or Investor D Shares of any money market fund of Nations Fund, the remaining period of time (if any) that the CDSC is in effect will be computed from the time of the initial purchase of the previously held Investor C Shares. If an investor exchanges Investor C Shares of Nations Short-Term Income Fund for shares of the same class of another non-money market fund, the remaining period of time that the CDSC applicable to the acquired shares is in effect will be computed from the time of the exchange.

Shareholders who have paid a front-end sales charge on purchases of Investor A Shares of one of Nations Fund's non-money market funds (including Investor A Shares acquired through the reinvestment of dividends and distributions on such shares) may exchange those Investor A Shares at net asset value without any sales charge for Investor Shares available under the exchange feature described above, provided that the maximum sales charge applicable to the acquired Investor A Shares is equal to or less than the "maximum sales charge applicable" to the Investor A Shares being exchanged. For purposes of determining the "maximum sales charge applicable" to the Investor A Shares being exchanged, a shareholder may include any sales charge paid on shares of the same class offered by one of Nations Fund's other funds that were previously exchanged to acquire the subject Investor A Shares then being exchanged, provided that notification of such prior exchange is made to the Transfer Agent or Stephens.

If the Investor A Shares being acquired are subject to a higher maximum front-end sales charge than the Investor A Shares being exchanged, then the shareholder must pay a "sales charge differential," which is the difference between the maximum front-end sales charge applicable to those Investor A Shares being exchanged and those being acquired. However, a shareholder would not have to pay a sales charge differential to the extent such shareholder is eligible for a reduced or waived sales charge on the Investor A Shares being acquired. In addition, a shareholder of Investor A Shares of a non-money market fund would not have to pay a sales charge differential upon an exchange if the shareholder has owned such shares for at least 90 days.

INVESTOR A SHARES OF NATIONS SHORT-TERM INCOME FUND ACQUIRED IN EXCHANGE FOR INVESTOR N SHARES: Investor A Shares of the Nations Short-Term

Income Fund acquired directly or indirectly in exchange for Investor N Shares of another non-money market fund may be re-exchanged only for Investor N Shares of another fund, Investor C Shares of a money market fund of Nations Fund or Investor A Shares of Nations Short-Term Municipal Income Fund. The sales charge applicable to Investor A Shares of Nations Short-Term Income Fund will be waived in connection with the acquisition of such shares in exchange for Investor N Shares of another fund.

If a shareholder acquires Investor A Shares of Nations Short-Term Income Fund in exchange for Investor N Shares of another non-money market fund, Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Municipal Income Fund, the acquired shares (and any Investor A or Investor C Shares acquired through the exchange of such shares) will remain subject to the CDSC schedule applicable to the Investor N Shares of the non-money market fund last exchanged. A redemption of shares acquired through an exchange of Investor N Shares will, in all events, be subject to the highest CDSC schedule applicable to any shares that were exchanged within 30 days prior to the redemption.

Additionally, the holding period (for the purpose of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund or Investor C Shares of a money market fund. As a result, the CDSC that is ultimately charged upon redemption is based upon the total period of time the shareholder holds Investor N Shares of any fund that charges a CDSC.

AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature (AEF) a shareholder may automatically exchange at least $25 on a bi-monthly, monthly or quarterly basis. Shareholder may direct proceeds to be exchanged from one Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th and/or 30th day of the applicable. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, please contact your selling agent.

GENERAL: The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor Shares exchanged must have a current value of at least $1,000 (except for exchanges through the AEF). Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Selling or Servicing Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling or Servicing Agent through which the original shares were purchased. An investor should consult his/her Selling or Servicing Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly by the Funds. The Funds' net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor Shares will be reduced by the amount of any dividend or distribution. Certain Selling and Servicing Agents may provide for the reinvestment of dividends in the form of additional Investor Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves a Fund of liability for Federal income taxes on amounts distributed in accordance with the Code.

The Funds intend to distribute substantially all of their investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.) Corporate investors may be entitled to the dividends received deduction on a portion of the dividends from those Funds investing in the stock of domestic corporations.

Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Portions of the Nations Global Government Income Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of the Nations Global Government Income Fund will consist of securities of foreign issuers, and therefore the Fund may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospec-tus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAI.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

The life of an Asset Backed Security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE BACKED SECURITIES represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or dis-count, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.

Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.

The average life of mortgage backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by NationsBank and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage backed securities, see the related SAI.

NON-MORTGAGE ASSET BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue Asset Backed Securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset Backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset Backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset Backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset Backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset Backed Securities, credit card receivables are unsecured obligations of the card holder.

The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for Asset Backed Securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of its total assets at the time of purchase.

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risk, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Fund's total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities.

The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by NationsBank to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when NationsBank believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by NationsBank at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when NationsBank and/or the Sub-Adviser believe that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the execution of these contracts. NationsBank and/or the Sub-Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Funds will generally not enter into a forward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If NationsBank or Nations Gartmore incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or NationsBank or Nations Gartmore, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. NationsBank and/or Nations Gartmore expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated Ba or B by Moody's or BB or B by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, NationsBank will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. NationsBank will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securi-ties and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, NationsBank will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by NationsBank. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.

SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank or Nations Gartmore to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

VARIABLE AND FLOATING RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addi-tion of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus

                                   INVESTOR N SHARES
                                  SEPTEMBER 30, 1995

This Prospectus describes the NATIONS VALUE FUND,
NATIONS EQUITY INCOME FUND, NATIONS BALANCED ASSETS
FUND, NATIONS CAPITAL GROWTH FUND, NATIONS EMERGING
GROWTH FUND, NATIONS DISCIPLINED EQUITY FUND,
NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING
MARKETS FUND AND NATIONS PACIFIC GROWTH FUND. (the
"Funds") of the Nations Fund Family ("Nations Fund" or "Nations Fund Family"). This Prospectus describes one class of shares of the Funds -- Investor N
Shares. The Nations Disciplined Equity Fund was formerly called "Nations Special Equity Fund."

This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor N Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios") is contained in separate Statements of Additional
Information (the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations
Fund Trust, Nations Fund, Inc. and Nations
Portfolios dated September 30, 1995, September 30,
1995 and July 1, 1995, respectively, are incorporated by reference in their entirety into this Prospectus.

SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. (CAROLINAS) ("NATIONSBANK") OR
ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED
BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE
FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL.

NATIONSBANK IS THE INVESTMENT ADVISER AND, TOGETHER
WITH ITS AFFILIATES, PROVIDES CERTAIN OTHER SERVICES
TO NATIONS FUND, FOR WHICH THEY ARE COMPENSATED.
STEPHENS INC., WHICH IS NOT AFFILIATED WITH
NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND
SERVES AS THE DISTRIBUTOR FOR NATIONS FUND.
THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    GROWTH AND INCOME FUNDS:

                                                    Nations Value Fund

                                                    Nations Equity Income
                                                    Fund

                                                    Nations Balanced
                                                    Assets Fund

                                                    GROWTH FUNDS:

                                                    Nations Capital Growth
                                                    Fund

                                                    Nations Emerging
                                                    Growth Fund

                                                    Nations Disciplined
                                                    Equity Fund

                                                    INTERNATIONAL FUNDS:

                                                    Nations International
                                                    Equity Fund

                                                    Nations Emerging
                                                    Markets Fund

                                                    Nations Pacific
                                                    Growth Fund


                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-321-7854
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255

                                                    NATIONS
                                                       FUND

GRPN A

                            Table  Of  Contents

About The Funds

                            Expenses Summary                                   3

                            Financial Highlights                               5

                            Objectives                                         9

                            How Objectives Are Pursued                         9

                            How Performance is Shown                          16

                            How the Funds Are Managed                         18

                            Organization and History                          21

About Your Investment

                            How to Buy Shares                                 23

                            Shareholder Servicing and Distribution Plans      24

                            How to Redeem Shares                              25

                            How to Exchange Shares                            26

                            How the Funds Value Their Shares                  27

                            How Dividends and Distributions are Made; Tax Information 28

                            Appendix A -- Portfolio Securities                29

                            Appendix B -- Description of Ratings              34



                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor N Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

                                                            Nations                                            Nations
                          Nations          Nations         Balanced          Nations          Nations        Disciplined
                           Value        Equity Income       Assets       Capital Growth   Emerging Growth      Equity
                           Fund             Fund             Fund             Fund             Fund             Fund

SHAREHOLDER
  TRANSACTION
  EXPENSES

Sales Load Imposed
  on Purchases               None             None             None             None             None             None
Maximum Deferred
  Sales Charge (as a
  percentage of the
  lower of the
  original purchase
  price or
  redemption
  proceeds)                  5.00%1           5.00%1           5.00%1           5.00%1           5.00%1           5.00%1

ANNUAL FUND
  OPERATING EXPENSES
  (as a percentage
  of average net
  assets)

Management Fees               .75%             .70%             .75%             .75%             .75%             .75%
Rule 12b-1 Fees               .50%2            .50%2            .50%2            .75%             .75%             .75%
Shareholder
  Servicing Fees              .25%             .25%             .25%             .25%             .25%             .25%
Other Expenses                .17%             .25%             .20%             .17%             .20%             .25%
Total Operating
  Expenses                   1.67%2           1.70%2           1.70%2           1.92%            1.95%            2.00%

                          Nations
                       International       Nations          Nations
                          Equity          Emerging      Pacific Growth
                           Fund         Markets Fund         Fund
SHAREHOLDER
  TRANSACTION
  EXPENSES
Sales Load Imposed
  on Purchases               None             None             None
Maximum Deferred
  Sales Charge (as a
  percentage of the
  lower of the
  original purchase
  price or
  redemption
  proceeds)                  5.00%1           5.00%1           5.00%1
ANNUAL FUND
  OPERATING EXPENSES
  (as a percentage
  of average net
  assets)
Management Fees               .90%            1.10%             .90%
Rule 12b-1 Fees               .75%             .75%             .75%
Shareholder
  Servicing Fees              .25%             .25%             .25%
Other Expenses                .20%             .80%             .80%
Total Operating
  Expenses                   2.10%            2.90%            2.70%

1 5.00% in the first year after purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter.
2 After any waivers and reimbursements.

EXAMPLES:

An investment of $1,000 would incur the following expenses, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                         Nations            Nations                                                  Nations
                      Nations            Equity            Balanced            Nations            Nations          Disciplined
                       Value             Income             Assets         Capital Growth     Emerging Growth        Equity
                       Fund               Fund               Fund               Fund               Fund               Fund

1 Year               $      67          $      67          $      67          $      69          $      70          $      70
3 Years              $      83          $      84          $      84          $      90          $      91          $      93
5 Years              $     111          $     112          $     112          $     124          $     125                N/A
10 Years             $     198          $     201          $     201          $     224          $     227                N/A

                      Nations            Nations            Nations
                   International        Emerging            Pacific
                      Equity             Markets            Growth
                       Fund               Fund               Fund
1 Year               $      71          $      79          $      77
3 Years              $      96          $     120          $     114
5 Years              $     133                N/A                N/A
10 Years             $     243                N/A                N/A

An investment of $1,000 would incur the following expenses, assuming a 5% annual return but no redemption.

                                         Nations            Nations            Nations            Nations            Nations
                      Nations            Equity            Balanced            Capital           Emerging          Disciplined
                       Value             Income             Assets             Growth             Growth             Equity
                       Fund               Fund               Fund               Fund               Fund               Fund

1 Year               $      17          $      17          $      17          $      19          $      20          $      20
3 Years              $      53          $      54          $      54          $      60          $      61          $      63
5 Years              $      91          $      92          $      92          $     104          $     105                N/A
10 Years             $     198          $     201          $     201          $     224          $     227                N/A

                      Nations            Nations            Nations
                   International        Emerging            Pacific
                      Equity             Markets            Growth
                       Fund               Fund               Fund
1 Year               $      21          $      29          $      27
3 Years              $      66          $      90          $      84
5 Years              $     113                N/A                N/A
10 Years             $     243                N/A                N/A

The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in the Funds will bear either directly or indirectly. Except for the Nations Emerging Markets Fund and Nations Pacific Growth Fund, which fees and expenses are based on estimates, the figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. The "Other Expenses" figures in the above table are based on estimates for the current fiscal year. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How the Funds Are Managed." Absent fee waivers and reimbursements, "Rule 12b-1 Fees" and "Total Operating Expenses" would have been as follows: Nations Value Fund -- .75% and 1.92%, respectively; Nations Equity Income Fund -- .75% and 1.95%, respectively; and Nations Balanced Assets Fund -- .75% and 1.95%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Financial information is not available for Nations Portfolios because it is a new Registrant. For more information see "Organization and History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VALUE FUND

                                                                                         SIX MONTHS
                                                                                           ENDED               YEAR
                                                                                          05/31/95             ENDED
INVESTOR N SHARES                                                                       (UNAUDITED)          11/30/94
Operating performance:
Net asset value, beginning of period                                                    $   12.94           $   13.71
Net investment income                                                                        0.10                0.15
Net realized and unrealized gain/(loss) on investments                                       2.10               (0.22)
Net increase/(decrease) in net assets resulting from investment operations                   2.20               (0.07)
Distributions:
Dividends from net investment income                                                        (0.09)              (0.16)
Distributions from net realized capital gains                                               (0.67)              (0.54)
Total distributions                                                                         (0.76)              (0.70)
Net asset value, end of period                                                          $   14.38           $   12.94
Total return++                                                                              18.20%              (0.69)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                    $  59,231           $  42,530
Ratio of operating expenses to average net assets                                            1.66%+              1.68%
Ratio of net investment income to average net assets                                         1.42%+              1.10%
Portfolio turnover rate                                                                        36%                 75%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                             1.66%+              1.68%
Net investment income per share before fee waivers and/or expense reimbursements        $    0.10           $    0.15


                                                                                           PERIOD
                                                                                           ENDED
INVESTOR N SHARES                                                                        11/30/93*
Operating performance:
Net asset value, beginning of period                                                    $   13.08
Net investment income                                                                        0.11
Net realized and unrealized gain/(loss) on investments                                       0.63
Net increase/(decrease) in net assets resulting from investment operations                   0.74
Distributions:
Dividends from net investment income                                                        (0.11)
Distributions from net realized capital gains                                                  --
Total distributions                                                                         (0.11)
Net asset value, end of period                                                          $   13.71
Total return++                                                                               5.65%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                    $  10,449
Ratio of operating expenses to average net assets                                            1.71%+
Ratio of net investment income to average net assets                                         1.23%+
Portfolio turnover rate                                                                        64%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                             1.72%+
Net investment income per share before fee waivers and/or expense reimbursements        $    0.11

 * The Nations Value Fund Investor N Shares commenced operations on June 7,
   1993.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INCOME FUND
                                                                                                              YEAR
                                                                                                             ENDED
INVESTOR N SHARES                                                                                           05/31/95
Operating performance:
Net asset value, beginning of period                                                                      $   11.40
Net investment income                                                                                          0.34
Net realized and unrealized gain on investments                                                                1.11
Net increase in net assets resulting from investment operations                                                1.45
Distributions:
Dividends from net investment income                                                                          (0.35)
Distributions from net realized capital gains                                                                 (0.73)
Total distributions                                                                                           (1.08)
Net asset value, end of period                                                                            $   11.77
Total return++                                                                                                14.03%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                      $  75,371
Ratio of operating expenses to average net assets                                                              1.67%
Ratio of net investment income to average net assets                                                           3.00%
Portfolio turnover rate                                                                                         158%
Ratio of operating expenses to average net assets without waivers and reimbursements                           1.68%
Net investment income per share without waivers and reimbursements                                        $    0.34

                                                                                                             PERIOD

                                                                                                             ENDED

INVESTOR N SHARES                                                                                          05/31/94*

Operating performance:
Net asset value, beginning of period                                                                      $   11.98

Net investment income                                                                                          0.37

Net realized and unrealized gain on investments                                                                0.22

Net increase in net assets resulting from investment operations                                                0.59

Distributions:
Dividends from net investment income                                                                          (0.36)

Distributions from net realized capital gains                                                                 (0.81)

Total distributions                                                                                           (1.17)

Net asset value, end of period                                                                            $   11.40

Total return++                                                                                                 4.84%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                      $  46,043

Ratio of operating expenses to average net assets                                                              1.69%+

Ratio of net investment income to average net assets                                                           2.66%+

Portfolio turnover rate                                                                                         116%

Ratio of operating expenses to average net assets without waivers and reimbursements                           1.70%+

Net investment income per share without waivers and reimbursements                                        $    0.37


 * The Nations Equity Income Investor N Shares commenced operations on June 7, 1993.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

NATIONS BALANCED ASSETS FUND
                                                                                            SIX MONTHS
                                                                                              ENDED              YEAR
                                                                                             05/31/95           ENDED
INVESTOR N SHARES                                                                          (UNAUDITED)         11/30/94
Operating performance:
Net asset value, beginning of period                                                       $   10.40         $   10.85
Net investment income                                                                           0.12              0.17
Net realized and unrealized gain/(loss) on investments                                          1.14             (0.44)
Net increase/(decrease) in net assets resulting from investment operations                      1.26             (0.27)
Distributions:
Dividends from net investment income                                                           (0.10)            (0.18)
Distributions from net realized gains                                                          (0.02)               --
Total distributions                                                                            (0.12)            (0.18)
Net asset value, end of period                                                             $   11.54         $   10.40
Total return++                                                                                 12.21%            (2.51)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $  57,085         $  52,905
Ratio of operating expenses to average net assets                                               1.74%+            1.73%
Ratio of net investment income to average net assets                                            2.36%+            1.56%
Portfolio turnover rate                                                                          101%              156%
Ratio of operating expenses to average net assets before fee waivers                            1.74%+            1.74%
Net investment income per share before fee waivers                                         $    0.12         $    0.17


                                                                                              PERIOD
                                                                                              ENDED
INVESTOR N SHARES                                                                           11/30/93*
Operating performance:
Net asset value, beginning of period                                                       $   10.61
Net investment income                                                                           0.14
Net realized and unrealized gain/(loss) on investments                                          0.23
Net increase/(decrease) in net assets resulting from investment operations                      0.37
Distributions:
Dividends from net investment income                                                           (0.13)
Distributions from net realized gains                                                             --
Total distributions                                                                            (0.13)
Net asset value, end of period                                                             $   10.85
Total return++                                                                                  3.45%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $  27,982
Ratio of operating expenses to average net assets                                               1.65%+
Ratio of net investment income to average net assets                                            2.07%+
Portfolio turnover rate                                                                           50%
Ratio of operating expenses to average net assets before fee waivers                            1.72%+
Net investment income per share before fee waivers                                         $    0.14

 * The Nations Balanced Assets Fund Investor N Shares commenced operations on June 7, 1993.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS CAPITAL GROWTH FUND

                                                                                            SIX MONTHS
                                                                                              ENDED              YEAR
                                                                                             05/31/95           ENDED
INVESTOR N SHARES                                                                          (UNAUDITED)         11/30/94
Operating performance:
Net asset value, beginning of period                                                       $   11.17         $   11.05
Net investment income/(loss)                                                                    0.00(a)          (0.01)
Net realized and unrealized gain on investments                                                 1.37              0.13
Net increase in net assets resulting from investment operations                                 1.37              0.12
Distributions:
Dividends from net investment income                                                              --                --
Distributions from net realized gains                                                          (0.26)            (0.00)(a)
Total distributions                                                                            (0.26)            (0.00)(a)
Net asset value, end of period                                                             $   12.28         $   11.17
Total return++                                                                                 12.64%             1.12%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $  30,855         $  23,591
Ratio of operating expenses to average net assets                                               1.91%+            1.90%
Ratio of net investment income/(loss) to average net assets                                     0.03%+           (0.15)%
Portfolio turnover rate                                                                           43%               56%
Ratio of operating expenses to average net assets before fee waivers                            1.97%+            1.91%
Net investment income/(loss) per share before fee waivers                                  $   (0.03)        $   (0.01)


                                                                                              PERIOD
                                                                                               ENDED
INVESTOR N SHARES                                                                            11/30/93*
Operating performance:
Net asset value, beginning of period                                                       $   10.55
Net investment income/(loss)                                                                   (0.01)
Net realized and unrealized gain on investments                                                 0.53
Net increase in net assets resulting from investment operations                                 0.52
Distributions:
Dividends from net investment income                                                           (0.02)
Distributions from net realized gains                                                             --
Total distributions                                                                            (0.02)
Net asset value, end of period                                                             $   11.05
Total return++                                                                                  4.95%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $   9,511
Ratio of operating expenses to average net assets                                               1.80%+
Ratio of net investment income/(loss) to average net assets                                    (0.16)%+
Portfolio turnover rate                                                                           81%
Ratio of operating expenses to average net assets before fee waivers                            1.89%+
Net investment income/(loss) per share before fee waivers                                  $   (0.02)

 * The Nations Capital Growth Fund Investor N Shares commenced operations on June 7, 1993.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 (a) Value represents less than $0.01 per share.

NATIONS EMERGING GROWTH FUND

                                                                                            SIX MONTHS
                                                                                              ENDED              YEAR
                                                                                             05/31/95           ENDED
INVESTOR N SHARES                                                                          (UNAUDITED)        11/30/94#
Operating performance:
Net asset value, beginning of period                                                       $   11.24         $   10.82
Net investment income/(loss)                                                                   (0.03)            (0.14)
Net realized and unrealized gain on investments                                                 0.94              0.70
Net increase in net assets resulting from investment operations                                 0.91              0.56
Distributions:
Distributions from net realized gains                                                          (0.40)            (0.14)
Total distributions                                                                            (0.40)            (0.14)
Net asset value, end of period                                                             $   11.75         $   11.24
Total return++                                                                                  8.60%             5.17%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $  22,326         $  15,909
Ratio of operating expenses to average net assets                                               1.97%+            2.01%
Ratio of net investment income/(loss) to average net assets                                    (0.90)%+          (1.29)%
Portfolio turnover rate                                                                           69%              129%
Ratio of operating expenses to average net assets before fee waivers                            1.98%+            2.01%
Net investment income/(loss) per share before fee waivers                                  $   (0.03)        $   (0.09)


                                                                                              PERIOD
                                                                                               ENDED
INVESTOR N SHARES                                                                            11/30/93*
Operating performance:
Net asset value, beginning of period                                                       $    9.88
Net investment income/(loss)                                                                   (0.02)
Net realized and unrealized gain on investments                                                 0.96
Net increase in net assets resulting from investment operations                                 0.94
Distributions:
Distributions from net realized gains                                                             --
Total distributions                                                                               --
Net asset value, end of period                                                             $   10.82
Total return++                                                                                  9.51%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $   3,594
Ratio of operating expenses to average net assets                                               1.80%+
Ratio of net investment income/(loss) to average net assets                                    (1.15)%+
Portfolio turnover rate                                                                          159%
Ratio of operating expenses to average net assets before fee waivers                            2.01%+
Net investment income/(loss) per share before fee waivers                                  $   (0.03)

 * The Nations Emerging Growth Fund Investor N Shares commenced operations on June 7, 1993.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DISCIPLINED EQUITY FUND

                                                                                                      SIX MONTHS
                                                                                                         ENDED
                                                                                                       05/31/95
INVESTOR N SHARES                                                                                    (UNAUDITED)#
Operating performance:
Net asset value, beginning of period                                                                 $   13.02
Net investment income/(loss)                                                                              0.02
Net realized and unrealized gain/(loss) on investments                                                    1.35
Net increase/(decrease) in net assets resulting from investment operations                                1.37
Distributions:
Dividends from net investment income                                                                        --
Distributions from net realized gains                                                                       --
Return of capital                                                                                           --
Total distributions                                                                                         --
Net asset value, end of period                                                                       $   14.39
Total return++                                                                                           10.52%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $     918
Ratio of operating expenses to average net assets                                                         1.94%+
Ratio of net investment income/(loss) to average net assets                                               0.37%+
Portfolio turnover rate                                                                                     98%
Ratio of operating expenses to average net assets before fee waivers                                      2.65%+
Net investment income/(loss) per share before fee waivers                                            $   (0.02)


                                                                                                        PERIOD

                                                                                                         ENDED

INVESTOR N SHARES                                                                                      11/30/94*

Operating performance:
Net asset value, beginning of period                                                                 $   12.77

Net investment income/(loss)                                                                             (0.02)

Net realized and unrealized gain/(loss) on investments                                                    0.28

Net increase/(decrease) in net assets resulting from investment operations                                0.26

Distributions:
Dividends from net investment income                                                                     (0.01)

Distributions from net realized gains                                                                       --

Return of capital                                                                                        (0.00)(a)

Total distributions                                                                                      (0.01)

Net asset value, end of period                                                                       $   13.02

Total return++                                                                                            2.02%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $     177

Ratio of operating expenses to average net assets                                                         2.09%+

Ratio of net investment income/(loss) to average net assets                                              (0.84)%+

Portfolio turnover rate                                                                                    177%

Ratio of operating expenses to average net assets before fee waivers                                      2.52%+

Net investment income/(loss) per share before fee waivers                                            $   (0.03)


 * The Nations Disciplined Equity Fund Investor N Shares commenced operations on May 20, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
(a) Value represents less than $0.01 per share.
 # Per share numbers have been calculated using the monthly average shares method.

NATIONS INTERNATIONAL EQUITY FUND

                                                                                                         YEAR
                                                                                                        ENDED
INVESTOR N SHARES                                                                                     05/31/95#
Operating performance:
Net asset value, beginning of period                                                                 $   11.96
Net investment income/(loss)                                                                              0.05
Net realized and unrealized gain/(loss) on investments                                                   (0.22)
Net increase/(decrease) in net assets resulting from investment operations                               (0.17)
Distributions:
Dividends from net investment income                                                                     (0.01)
Distributions from net realized capital gains                                                            (0.12)
Distributions in excess of net realized capital gains                                                    (0.10)
Total distributions                                                                                      (0.23)
Net asset value, end of period                                                                       $   11.56
Total return++                                                                                           (1.30)%
Ratios to average net assets/supplemental data:
Net assets, end of period in (000's):                                                                $  31,372
Ratio of operating expenses to average net assets                                                         1.78%
Ratio of net investment income/(loss) to average net assets                                               0.42%
Portfolio turnover rate                                                                                     92%
Ratio of operating expenses to average net assets without waivers and reimbursements                      1.79%
Net investment income/(loss) per share without waivers and reimbursements                            $    0.05

                                                                                                        PERIOD

                                                                                                        ENDED

INVESTOR N SHARES                                                                                     05/31/94*#

Operating performance:
Net asset value, beginning of period                                                                 $   10.51

Net investment income/(loss)                                                                             (0.00)**

Net realized and unrealized gain/(loss) on investments                                                    1.51

Net increase/(decrease) in net assets resulting from investment operations                                1.51

Distributions:
Dividends from net investment income                                                                     (0.04)

Distributions from net realized capital gains                                                            (0.02)

Distributions in excess of net realized capital gains                                                       --

Total distributions                                                                                      (0.06)

Net asset value, end of period                                                                       $   11.96

Total return++                                                                                           14.32%

Ratios to average net assets/supplemental data:
Net assets, end of period in (000's):                                                                $  17,349

Ratio of operating expenses to average net assets                                                         1.92%+

Ratio of net investment income/(loss) to average net assets                                              (0.00)%+

Portfolio turnover rate                                                                                     39%

Ratio of operating expenses to average net assets without waivers and reimbursements                      1.93%+

Net investment income/(loss) per share without waivers and reimbursements                            $   (0.00)**


 * The Nations International Equity Fund Investor N Shares commenced operations on June 7, 1993.
** Amount represents less than $0.01.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

   Objectives

GROWTH AND INCOME FUNDS:

NATIONS VALUE FUND: The Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.

NATIONS EQUITY INCOME FUND: The Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which NationsBank believes have favorable prospects for increasing dividend income and/or capital appreciation.

NATIONS BALANCED ASSETS FUND: The Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities, and cash equivalents.

GROWTH FUNDS:

NATIONS CAPITAL GROWTH FUND: The Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of NationsBank, have above average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.

NATIONS EMERGING GROWTH FUND: The Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.

NATIONS DISCIPLINED EQUITY FUND: The Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by NationsBank to have the potential for significant increases in earnings per share.

INTERNATIONAL FUNDS:

NATIONS INTERNATIONAL EQUITY FUND: The Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.

NATIONS EMERGING MARKETS FUND: The Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.

NATIONS PACIFIC GROWTH FUND: The Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).

   How Objectives Are Pursued

GROWTH AND INCOME FUNDS:

NATIONS VALUE FUND: The Fund invests in stocks drawn from a universe of approximately 800 stocks monitored by NationsBank. NationsBank closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by NationsBank to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. NationsBank also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.

Stocks are selected from this universe based on NationsBank's judgment of their total return potential. NationsBank buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by NationsBank in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. NationsBank believes that companies with lower price/earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. NationsBank will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.

In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, NationsBank believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the S&P 500 Index, a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, NationsBank believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index; (Bullet) five years of stable or increasing dividends;
(Bullet) established operating histories; and
(Bullet) strong balance sheets and other favorable financial characteristics.

To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (i.e., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by NationsBank. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.

In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (e.g. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by NationsBank). Obligations rated in the lowest of the top four investment grade rating categories (e.g., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (e.g. rated "BB" by S&P), or if not rated, are of equivalent investment quality as determined by NationsBank. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when NationsBank believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S.

issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, NationsBank will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund principally invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, NationsBank will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, NationsBank believes that common stocks typically offer the best opportunity for long-term capital appreciation, and that high quality companies with above average earnings growth and return on equity offer the best growth prospects among common stocks.

The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet NationsBank's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with records of above-average earnings growth and above-average capital growth potential. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.

The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc.
(collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments, see "Appendix A."

GROWTH FUNDS:

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above average earnings growth relative to the Standard & Poor's 500
         Stock Index ("S&P 500 Index");
(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and
(Bullet) above average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;

(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.

In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above average market performance. Through intensive research, visits to many companies each year, and efficient response to changing market conditions, NationsBank seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by NationsBank. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and NationsBank will attempt to identify these opportunities before their potential is recognized by investors in general.

In selecting industries and companies for investment, NationsBank will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.

NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that NationsBank, as investment adviser, believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.

In selecting stocks for purchase by the Fund, NationsBank utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. NationsBank believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. NationsBank also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.

The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by NationsBank). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

The Fund may invest in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.

INTERNATIONAL FUNDS:

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.

In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that NationsBank and the Fund's sub-investment adviser believe have potential for growth of capital. The Fund also may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.

The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For additional information concerning the Fund's investment practices, see "Appendix A."

NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50 percent) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50 percent of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.

The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, determined by NationsBank and/or the Fund's sub-investment adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a sin-gle country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund," below. When allocating investments among individual countries, NationsBank and/or the Fund's sub-investment adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. NationsBank and the sub-investment adviser seek to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. NationsBank and the sub-investment adviser believe that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Phillippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.

The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by NationsBank and/or the Fund's sub-investment adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities issued by non-Japanese companies that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund," below. When allocating investments among individual countries, NationsBank and the Fund's sub-investment adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. The Fund may invest in ADRs, GDRs, EDRs and ADSs.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING MARKETS FUND AND NATIONS PACIFIC GROWTH FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each Fund presents unique risks that investors should be aware of.

Investors in The Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.

Investors in the Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and Far East.

The same is true, but even more so, for the emerging market countries in which the Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations Emerging Growth Fund and Nations Pacific Growth Fund.

GENERAL: Each Fund may invest in certain specified derivative securities, including: exchange-traded op-tions; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. The Nations Balanced Assets Fund also may engage in dollar roll transactions. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities and securities issued by other investment companies, consistent with the Fund's investment objective and policies. Each Fund (except the Nations Balanced Assets
Fund) may invest in real estate investment trust securities.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, annual portfolio turnover rates will not exceed 75% for Nations Emerging Markets Fund and Nations Pacific Growth Fund. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."

RISK CONSIDERATIONS: Although NationsBank will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

Investments by a Fund in a common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than short-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown

From time to time the Funds may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), and assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of the CDSC.

Set forth below is certain performance data for the Pacific Ex-Japan Composite and the Emerging Markets Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite and the Emerging Markets Composite have investment objectives, policies and restrictions that are substantially similar to those of the Nations Pacific Growth Fund and Nations Emerging Markets Fund, respectively. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing the Nations Pacific Growth Fund and Nations Emerging Markets Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF NATIONSBANK, NATIONS GARTMORE INVESTMENT MANAGEMENT OR THE FUNDS.

                                           Average Annual Total
                                          Return for the Periods
PACIFIC EX-JAPAN                            Indicated through
  COMPOSITE                                  March 31, 1995*

One Year                                            4.90%
Three Year                                         24.50%
Five Year                                          15.70%
Since Inception on January 1, 1988                 22.20%

Annual Total Returns*

   1988        1989        1990        1991        1992        1993        1994

  10.70%      56.10%     (1.50)%      20.30%      21.10%     106.90%     (15.10)%

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter.

                                           Average Annual Total
                                          Return for the Periods
EMERGING MARKETS                            Indicated through
  COMPOSITE                                  March 31, 1995*

One Year                                            (24.40)%
Since Inception on January 1, 1993                    9.60%

Annual Total Returns*

   1993        1994

  73.90%     (20.20)%

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1.5% per annum.

Set forth below is the average annual total return and the annual total return for the Nations International Equity Fund for the periods ending March 31, 1995:

                                           Average Annual Total
                                          Return for the Periods
NATIONS INTERNATIONAL EQUITY                Indicated through
  FUND -- INVESTOR N SHARES                   March 31, 1995

One Year                                           (2.08)%
Since Inception on June 7, 1993                     5.09%

Annual Total Returns

   1994
  1.77%

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolio and the Funds' operating expenses. Investment performance also often reflects the risks associated with the Funds' investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Investor N Shares, the Funds offer Trust A, Trust B, Investor A and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your selling agent.

   How The Funds Are Managed

The business and affairs of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Boards of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios, respectively.

Nations Fund and NationsBank have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBank, through its investment management division, serves as investment adviser to the Funds. NationsBank is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

NationsBank provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. Although Nations Portfolios, as a new registrant, does not have an operating history, NationsBank has significant experience managing mutual funds.

Nations Gartmore Investment Management ("Nations Gartmore"), with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK based international fund management group of companies (the "Gartmore Group"). Banque Indosuez S.A., a leading French bank, owns 75% of the equity of Gartmore plc. The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds. As of December 31, 1994, the Gartmore Group had over $30 billion in assets under management.

Although Nations Gartmore is newly formed with no experience managing mutual funds, many of its professionals have, in their capacity as employees of the Gartmore Group, managed mutual funds.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc. and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, NationsBank (and/or Nations Gartmore) formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. NationsBank (and/or Nations Gartmore) is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank (and/or Nations Gartmore) or which have sold shares in such Funds, if NationsBank (and/or Nations Gartmore) believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank or Banque Indosuez S.A. has a lending relationship. For the services provided and expenses assumed pursuant to various Advisory Agreements, NationsBank is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.75% of the average daily net assets of each of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund; and 0.75% of the first $100 million of the Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily net assets in excess of $250 million; 0.90% of the average daily net assets of Nations International Equity Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund, and 0.90% of the average daily net assets of Nations Pacific Growth Fund.

For services provided and expenses assumed pursuant to sub-advisory agreements, NationsBank will pay Nations Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.70% of Nations International Equity Fund's daily net assets; 0.85% of Nations Emerging Markets Fund's daily net assets; and

0.70% of Nations Pacific Growth Fund's daily net assets. For the fiscal year ended May 31, 1995, Nations International Equity Fund paid its prior sub-adviser fees at the rate of 0.38% of the Fund's average daily net assets. Although the advisory fees for the Funds are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.

From time to time, NationsBank (and/or Nations Gartmore) may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Capital Growth Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.05%; Nations Value Fund -- 0.74%; and Nations Balanced Assets Fund -- 0.75%. For the fiscal year ended November 30, 1994, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.21% of the Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank advisory fees at the rate of 0.40% of the Nations International Equity Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations International Equity Fund paid its prior sub-adviser fees at the rate of 0.38% of the Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank advisory fees at the rate of 0.68% of the Nations Equity Income Fund's average daily net assets.

Andrew Fleming is the principal portfolio manager of the Nations Emerging Markets Fund. Mr. Fleming is Chief Investment Officer for Nations Gartmore and head of the emerging markets team. Mr. Fleming joined Gartmore in 1984 as an analyst and fund manager on the European desk. In 1986, he joined the Far East team and, in 1993, became head of the Far East desk. Mr. Fleming was then promoted to head of overseas equities. He graduated from University of York, England.

Sharon M. Herrmann has been the principal portfolio manager for Nations Value Fund since its inception in 1989. Ms. Herrmann is a Senior Vice President and Director of the Value Equity Style Group and personally manages the core value equity funds of NationsBank's trust investment division. Ms. Herrmann has over 20 years investment experience with NationsBank. Ms. Herrmann earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research.

Philip J. Sanders, a member of the Value Equity Group, has been the principal portfolio manager for the Nations Capital Growth Fund since May of 1995. Mr. Sanders is also the Vice President and Fund Manager of the Nations Balanced Target Maturity Fund. Mr. Sanders joined NationsBank in 1988 and prior to joining NationsBank he was employed at Duke Power Company for six years where he supervised and performed various types of detailed financial analysis. He holds a B.A. in Economics from the University of Michigan and a M.B.A. from the University of North Carolina in Charlotte. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Julie L. Hale is the Vice President and Manager of the Balanced Assets Group and Co-Manager of the Equity Income Group and has been the principal portfolio manager for the Nations Balanced Assets Fund since May of 1995. Ms. Hale joined NationsBank in 1991 and was previously employed with National City Bank in Ohio and the Mercantile Safe Deposit & Trust Company in Baltimore, Maryland. She received a B.S. from Mount St. Mary's College and an M.B.A. from Kent State University. She is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Edward E. Smiley is a Senior Vice President of NationsBank and has been the principal portfolio manager for Nations Emerging Growth Fund since 1992. Mr. Smiley received his B.B.A. in Management from Southern Methodist University in 1966 and is a Chartered Financial Analyst. After serving in investment positions with Merrill Lynch and Dean Witter, Mr. Smiley joined Interfirst Investment Management as a senior portfolio manager in 1980. Mr. Smiley manages Emerging-Midcap Funds Style for NationsBank. Mr. Smiley also serves as one of the officer members on the Growth Equity Style Group. Mr. Smiley is a member of the Association for Investment Management and Research and the Dallas Association of Investment Analysts. Mr. Smiley has over 25 years of investment experience.

Steve Smith, a Senior Vice President at NationsBank, has been portfolio manager for Nations Disciplined Equity Fund since April, 1995. Mr. Smith has approximately twenty years of investment management experience, the last twelve years with NationsBank and its affiliates. Mr. Smith is a Chartered Financial Analyst and a member of the Association of Investment Management and Research. Mr. Smith earned a B.S. in engineering and an M.B.A. from the University of Alabama.

Seok Teoh is the principal portfolio manager of the Nations Pacific Growth Fund. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that, Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in

Tokyo, Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.

Stephen Watson has been the principal portfolio manager of the Nations International Equity Fund since February, 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.

Eric S. Williams, a Senior Vice President of NationsBank, has been the principal portfolio manager for Nations Equity Income Fund since 1991. Mr. Williams is Senior Portfolio Manager for NationsBank's investment management division's Equity Income Style Group. He has a B.S. in Business Administration, SUMMA CUM LAUDE, from East Carolina University and has an M.B.A. in Finance from Indiana University. Mr. Williams has been with NationsBank's investment management division since 1986. He is a member of the Association for Investment Management and Research and is on the Advisory Board of Indiana University's Reese Investment Fund.

Morrison & Foerster, counsel to Nations Fund and special counsel to NationsBank has advised NationsBank, Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios that NationsBank may perform the services contemplated by the various Investment Advisory Agreements, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent NationsBank from continuing to perform, in whole or in part, such services. If NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, TSSG provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of shares of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.

For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of Nations International Equity Fund's and Nations Equity Income Fund's average daily net assets.

It is anticipated that beginning in November of 1995, NationsBank will serve as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank will assist Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds.

Stephens may pay, out of its own resources, service fees or commissions to selling agents which assist customers in purchasing Investor N Shares of the Funds. See "Shareholder Servicing and Distribution Plans."

Morgan Guaranty Trust Company ("Morgan Guaranty"), Avenue des Arts, 35, 1040 Brussels, Belgium, serves as custodian for the assets of the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund.

NationsBank of Texas, N.A. ("NationsBank of Texas" and collectively with Morgan Guaranty, called the "Custodians") serves as custodian for the assets of each Fund except Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly
(i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it serves as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving such Funds.

TSSG serves as transfer agent (the "Transfer Agent") for the Funds' Investor N Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.

Price Waterhouse LLP serves as independent accountants to Nations Fund. Their address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor N Shares, are deducted from accrued income before dividends are declared. These Fund expenses include, but are not limited to: fees paid to NationsBank, Stephens and TSSG; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by NationsBank, Nations Gartmore, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Investor N Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or Boards of Directors deems appropriate.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.

NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor C Shares and Investor N Shares. This Prospectus relates only to the Investor N Shares of the following funds of Nations Fund Trust: Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Each share in Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor N Shares of Nations International Equity Fund and Nations Equity Income Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI of Nations Fund, Inc. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 28, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor N Shares of Nations Emerging Markets Fund and Nations Pacific Growth Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company, Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Stephens has established various procedures for purchasing Investor N Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into sales support agreements ("Sales Support Agreements") with Stephens ("Selling Agents").

There is a minimum initial investment of $1,000, except that the minimum initial investment is:

(Bullet)  $500 for Individual Retirement Account ("IRA") investors;

(Bullet)  $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Accounts ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below. Investor N Shares of each Fund may be purchased only in amounts of less than $250,000.

Investor N Shares are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

The Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their customers ("Customers") who own Investor N Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into shareholder servicing agreements ("Servicing Agreements") with Nations Fund ("Servicing Agents") will provide various shareholder services for their Customers who own Investor N Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor N Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor N Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Selling Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Selling Agent.

The Selling Agents are responsible for transmitting orders for purchases of Investor N Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor N Shares. On a bi-monthly, monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings account at any bank to their Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Selling Agent.

REINSTATEMENT PRIVILEGE: Within 120 days after a redemption of Investor N Shares of a Fund, a shareholder may reinstate any portion of the proceeds of such redemption in Investor N Shares of the same Fund at the net asset value next determined after a reinstatement request is received by the Transfer Agent, together with the proceeds. A shareholder exercising this privilege would receive a pro-rata credit for any CDSC paid in connection with the redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares purchased through the reinstatement privilege.

TELEPHONIC TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How to Exchange Shares" below. If a shareholder desires the telephone transaction feature after opening an account, a signature guarantee will be required. You should be aware that by electing the telephone transaction feature, you may be giving up a measure of security that you may have if you were to request such transactions in writing. You may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

   Shareholder Servicing And Distribution Plans

SHAREHOLDER SERVICING PLAN: The Funds' shareholder servicing plan ("Servicing Plan") permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor N Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor N Shares.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor N Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor N Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor N Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.

DISTRIBUTION PLAN: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors have approved a Distribution Plan with respect to Investor N Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor N Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees and Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of the Funds' Investor N Shares.

The fees payable under the Distribution Plan are used primarily to compensate or reimburse Stephens for distribution services provided by it, and related expenses incurred, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Distribution Plan may be made with respect to the following expenses: the cost of preparing, printing and distributing prospectuses, sales literature and advertising materials, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Stephens or the Selling Agents; overhead and other office expenses; opportunity costs relating to the foregoing; and any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating Stephens' or the Selling Agents' offices in connection with the sale of Fund shares, including rent, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communications costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreements between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.

Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor N Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares

Redemption orders should be transmitted by telephone or in writing through the same Selling Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Selling Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor N Shares, as described below, there is no redemption charge.
Redemption proceeds are normally wired to the redeeming Selling Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor N Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of a Selling Agent pursuant to arrangements between the Selling Agent and its Customers. Nations Fund also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor N Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

CONTINGENT DEFERRED SALES CHARGE: Investor N Shares of the Funds are sold without an initial sales charge, but a CDSC will be imposed if such shares are redeemed within six years of the date of purchase. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions. Subject to the exclusions described below, the amount of the CDSC is determined as a percentage of the lesser of the net asset value or the purchase price of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested, according to the following table:

                                         Contingent Deferred
                                          Sales Charge as a
                                        Percentage of Dollar
Year Since Purchase Made              Amount Subject to Charge
First                                              5.0%
Second                                             4.0%
Third                                              3.0%
Fourth                                             2.0%
Fifth                                              2.0%
Sixth                                              1.0%
Seventh and thereafter                             None

In determining whether a CDSC is payable on any redemption, the Funds will first redeem shares not subject to any charge, and then shares held longest during the six year period. This will result in you paying the lowest possible CDSC. For information on how sales charges are calculated if you exchange and then redeem your shares, see "How to Exchange Shares." Solely for purposes of determining the number of years from the date of purchase of shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month.

The CDSC will be waived on redemptions of Investor N Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or Custodial Account under Section 403(b)(7) of the Code following attainment of age 59 1/2;
(c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account if the aggregate net asset value of the Investor N Shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by a merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor N Shares in the account. In addition, the CDSC will be waived on Investor N Shares purchased before September 30, 1994 by current or retired employees of NationsBank and its affiliates or by current or former Trustees or Directors of Nations Fund or other management companies managed by NationsBank. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Fund may terminate any waiver of the CDSC by providing notice in the Prospectus, but any such termination would affect only shares purchased after such termination.

Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the plan adopted pursuant to Rule 12b-1 under the 1940 Act, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor N Shares as an expense of Stephens or for which Stephens may be reimbursed under the plan adopted pursuant to Rule 12b-1 or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor N Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor N Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor N Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor N Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling Agent or by Nations Fund at any time.

   How To Exchange Shares

The exchange feature enables a shareholder of Investor N Shares of a non-money market fund offered by Nations Fund (including the Funds) to acquire shares of the same class that are offered by any other fund of Nations Fund (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund),

Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, or Investor C Shares of any money market fund of Nations Fund when he or she believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.

No CDSC will be imposed in connection with an exchange of Investor N Shares that meets the requirements discussed in this section. If a shareholder acquires Investor N Shares of another fund through an exchange, the CDSC schedule applicable to the acquired fund (except as discussed below) will be applied to any redemption of the acquired shares. Additionally, if a shareholder acquires, through an exchange of Investor N Shares of a Fund, Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, the acquired shares (and any other Investor A or Investor C Shares acquired through the exchange of such shares) will remain subject to the CDSC schedule applicable to the Investor N Shares last exchanged. A redemption of shares acquired through an exchange of Investor N Shares will, in all events, be subject to the highest CDSC schedule applicable to any shares that were exchanged within the 30 days prior to the redemption.

Furthermore, the holding period (for purposes of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. As a result, the CDSC that is ultimately charged upon redemption is based upon the total holding period of Investor N Shares of a non-money market fund that charges a CDSC.

The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Any such limit will be made on a prospective basis only upon not less than 10 days notice to shareholders. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor N Shares exchanged must have a current value of at least $1,000. Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Selling Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling Agent through which the original shares were purchased. An investor should consult his/her Selling Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS: The Funds distribute any net investment income each calendar quarter and any net realized capital gains (including net short-term capital gains) at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor N Shares will be reduced by the amount of any dividend or distribution. Certain Selling Agents may provide for the reinvestment of dividends in the form of additional Investor N Shares of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor N Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Funds of liability for Federal income taxes on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.)

Corporate investors in the Funds (except Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund) may be entitled to the dividends received deduction on all or a portion of such Funds' dividends. Corporate shareholders of the Nations International Equity Fund, Nations Emerging Markets and Nations Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Portions of the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally more than 50% of the value of the total assets of each Fund will consist of securities of foreign issuers, and therefore each Fund may elect to "pass through" to its shareholders these foreign taxes if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

Mortgage backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage backed securities, see the related SAI.

Non-mortgage asset backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emer-gency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by NationsBank to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account as described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by NationsBank at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when NationsBank and/or the Sub-Adviser believe that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the executive of these contracts. NationsBank and/or the Sub-Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Funds will generally not enter into a forward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If NationsBank or Nations Gartmore incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or NationsBank or Nations Gartmore, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. NationsBank and/or Nations Gartmore expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated Ba or B by Moody's or BB or B by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, NationsBank will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. NationsBank will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activ-ity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, NationsBank will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, a Fund may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by NationsBank. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or bro-ker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.

SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank or Nations Gartmore to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus

                                   INVESTOR N SHARES
                                  SEPTEMBER 30, 1995

This Prospectus describes the NATIONS SHORT-TERM
INCOME FUND, NATIONS SHORT-INTERMEDIATE GOVERNMENT
FUND, NATIONS GOVERNMENT SECURITIES FUND, NATIONS
STRATEGIC FIXED INCOME FUND, NATIONS DIVERSIFIED
INCOME FUND AND NATIONS GLOBAL GOVERNMENT INCOME
FUND (the "Funds") of the Nations Fund Family
("Nations Fund" or "Nations Fund Family"). This
Prospectus describes one class of shares of the Funds -- Investor N Shares.

This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor N Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios") is contained in separate Statements of Additional
Information (the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below.The SAIs for Nations
Fund Trust, Nations Fund, Inc. and Nations
Portfolios dated April 3, 1995, September 30, 1995 and September 30, 1995, respectively, are incorporated by reference in their entirety into this Prospectus.

SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. (CAROLINAS) ("NATIONSBANK") OR
ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED
BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE
FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL.

NATIONSBANK IS THE INVESTMENT ADVISER AND, TOGETHER
WITH ITS AFFILIATES, PROVIDES CERTAIN OTHER SERVICES
TO NATIONS FUND, FOR WHICH THEY ARE COMPENSATED.
STEPHENS INC., WHICH IS NOT AFFILIATED WITH
NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND
SERVES AS THE DISTRIBUTOR FOR NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    Nations Short-Term
                                                    Income Fund

                                                    Nations Short-Intermediate
                                                    Government Fund

                                                    Nations Government
                                                    Securities Fund

                                                    Nations Strategic Fixed
                                                    Income Fund

                                                    Nations Diversified
                                                    Income Fund

                                                    Nations Global
                                                    Government Income Fund


                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-321-7854
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255
                                                    Nations Fund

BONDPN

About The Funds
                            Table  Of  Contents

                            Expenses Summary                                   3

                            Financial Highlights                               4

                            Objectives                                         7

                            How Objectives Are Pursued                         7

                            How Performance is Shown                          12

                            How the Funds Are Managed                         13

                            Organization and History                          16

About Your Investment

                            How to Buy Shares                                 17

                            Shareholder Servicing and Distribution Plans      18

                            How to Redeem Shares                              19

                            How to Exchange Shares                            21

                            How the Funds Value Their Shares                  22

                            How Dividends and Distributions are Made; Tax Information 22

                            Appendix A -- Portfolio Securities                23

                            Appendix B -- Description of Ratings              30


                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor N Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

                                                                     Nations
                                                  Nations            Short-           Nations            Nations
                                                Short-Term        Intermediate      Government       Strategic Fixed
SHAREHOLDER TRANSACTION EXPENSES                Income Fund      Government Fund  Securities Fund      Income Fund

Sales Load Imposed on Purchases                       None            None             None                  None
Maximum Deferred Sales Charge (as a
  percentage of the lower of the original
  purchase price or redemption proceeds)              None           4.00%2           5.00%1                 5.00%1


                                                  Nations        Nations Global
                                                Diversified        Government
SHAREHOLDER TRANSACTION EXPENSES                Income Fund        Income Fund
Sales Load Imposed on Purchases                       None            None
Maximum Deferred Sales Charge (as a
  percentage of the lower of the original
  purchase price or redemption proceeds)              5.00%1         5.00%1

ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net assets)

Management Fees3                                       .30%           .40%             .50%                   .50%
Rule 12b-1 Fees3                                       .10%           .35%             .40%                   .40%
Shareholder Servicing Fees                             .25%           .25%             .25%                   .25%
Other Expenses                                         .22%           .18%             .30%                   .16%
Total Operating Expenses3                              .87%           1.18%            1.45%                 1.31%

Management Fees3                                       .50%           .70%
Rule 12b-1 Fees3                                       .50%           .75%
Shareholder Servicing Fees                             .25%           .25%
Other Expenses                                         .32%           .60%
Total Operating Expenses3                             1.57%           2.30%

1 5.00% in the first year after purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter.
2 4.00% in the first year after purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter.
3 After any waivers and reimbursements.

EXAMPLES:

An investment of $1,000 would incur the following expenses, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                       Nations
                                                                       Short-
                                                  Nations           Intermediate            Nations         Nations Strategic
                                                Short-Term           Government           Government              Fixed
                                                Income Fund             Fund            Securities Fund        Income Fund

1 Year                                           $       9            $      52            $      65            $      63
3 Years                                          $      28            $      67            $      76            $      72
5 Years                                          $      48            $      85            $      99            $      92
10 Years                                         $     107            $     143            $     174            $     158


                                                  Nations          Nations Global
                                                Diversified          Government
                                                Income Fund          Income Fund
1 Year                                           $      66            $      73
3 Years                                          $      80            $     102
5 Years                                          $     106                  N/A
10 Years                                         $     187                  N/A

An investment of $1,000 would incur the following expenses, assuming a 5% annual return but no redemption.

                                                                 Nations
                                                                 Short-                                    Nations
                                                              Intermediate            Nations             Strategic
                                                               Government           Government              Fixed
                                                                  Fund            Securities Fund        Income Fund

1 Year                                                          $      12            $      15            $      13
3 Years                                                         $      37            $      46            $      42
5 Years                                                         $      65            $      79            $      72
10 Years                                                        $     143            $     174            $     158


                                                                 Nations          Nations Global
                                                               Diversified          Government
                                                               Income Fund          Income Fund
1 Year                                                          $      16            $      23
3 Years                                                         $      50            $      72
5 Years                                                         $      86                  N/A
10 Years                                                        $     187                  N/A

The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in the Funds will bear either directly or indirectly. Except for the Nations Global Government Income Fund which fees and expenses are based on estimates, certain figures contained in the above table are based on amounts incurred during the Funds' most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How the Funds Are Managed." Absent fee waivers and reimbursements, "Management Fees," "Rule 12b-1 Fees" and "Total Operating Expenses" would have been as follows: Nations Short-Term Income Fund -- .60%,
 .75% and 1.82%, respectively; Nations Short-Intermediate Government
Fund -- .60%, .75%, and 1.78%, respectively; Nations Government Securities
Fund -- .64%, .75%, and 1.94%, respectively; Nations Strategic Fixed Income
Fund -- .60%, .75% and 1.76%, respectively; Nations Diversified Income
Fund -- .60%, .75% and 1.92%, respectively; and Nations Global Government Income Fund -- .70%, .75% and 2.30%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal year of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Financial information is not available for Nations Portfolios because it is a new Registrant. For more information see "Organization and History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM INCOME FUND
                                                                                   SIX MONTHS
                                                                                     ENDED                  YEAR
                                                                                    05/31/95               ENDED
INVESTOR N SHARES                                                                 (UNAUDITED)#           11/30/94#
Operating performance:
Net asset value, beginning of period                                              $    9.48             $   10.01
Net investment income                                                                  0.29                  0.47
Net realized and unrealized gain/(loss) on investments                                 0.28                 (0.51)
Net increase/(decrease) in net assets resulting from investment operations             0.57                 (0.04)
Distributions:
Dividends from net investment income                                                  (0.29)                (0.45)
Distributions in excess of net investment income                                         --                 (0.02)
Distributions from capital                                                               --                 (0.02)
Total distributions                                                                   (0.29)                (0.49)
Net asset value, end of period                                                    $    9.76             $    9.48
Total return++                                                                         6.07%                (0.46)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $  10,553             $  16,550
Ratio of operating expenses to average net assets                                      0.86%+                0.85%
Ratio of net investment income to average net assets                                   6.00%+                4.88%
Portfolio turnover rate                                                                 145%                  293%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.21%+                1.17%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.26             $    0.44


                                                                                     PERIOD
                                                                                     ENDED
INVESTOR N SHARES                                                                  11/30/93*
Operating performance:
Net asset value, beginning of period                                              $    9.94
Net investment income                                                                  0.22
Net realized and unrealized gain/(loss) on investments                                 0.07
Net increase/(decrease) in net assets resulting from investment operations             0.29
Distributions:
Dividends from net investment income                                                  (0.22)
Distributions in excess of net investment income                                         --
Distributions from capital                                                               --
Total distributions                                                                   (0.22)
Net asset value, end of period                                                    $   10.01
Total return++                                                                         2.96%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $  39,861
Ratio of operating expenses to average net assets                                      0.72%+
Ratio of net investment income to average net assets                                   4.92%+
Portfolio turnover rate                                                                 121%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.14%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.21

  * The Nations Short-Term Income Fund Investor N Shares commenced operations on June 7, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                                                                  SIX MONTHS
                                                                                     ENDED                YEAR
                                                                                   05/31/95               ENDED
INVESTOR N SHARES                                                                 (UNAUDITED)           11/30/94
Operating performance:
Net asset value, beginning of period                                             $     3.93           $     4.28
Net investment income                                                                  0.11                 0.20
Net realized and unrealized gain/(loss) on investments                                 0.16                (0.33)
Net increase/(decrease) in net assets resulting from investment operations             0.27                (0.13)
Distributions:
Dividends from net investment income                                                  (0.11)               (0.20)
Distributions in excess of net investment income                                         --                (0.00)#
Distributions from net realized capital gains                                            --                (0.02)
Total distributions                                                                   (0.11)               (0.22)
Net asset value, end of period                                                   $     4.09           $     3.93
Total return++                                                                         6.93%               (2.81)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                             $   10,771           $   10,974
Ratio of operating expenses to average net assets                                      1.18%+               1.19%
Ratio of net investment income to average net assets                                   5.47%+               5.16%
Portfolio turnover rate                                                                 130%                 133%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.39%+               1.40%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                 $     0.10           $     0.19


                                                                                     PERIOD
                                                                                     ENDED
INVESTOR N SHARES                                                                  11/30/93*
Operating performance:
Net asset value, beginning of period                                              $    4.26
Net investment income                                                                  0.09
Net realized and unrealized gain/(loss) on investments                                 0.02
Net increase/(decrease) in net assets resulting from investment operations             0.11
Distributions:
Dividends from net investment income                                                  (0.09)
Distributions in excess of net investment income                                         --
Distributions from net realized capital gains                                            --
Total distributions                                                                   (0.09)
Net asset value, end of period                                                    $    4.28
Total return++                                                                         2.65%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $   8,847
Ratio of operating expenses to average net assets                                      1.15%+
Ratio of net investment income to average net assets                                   4.80%+
Portfolio turnover rate                                                                  92%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.39%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.09

 * The Nations Short-Intermediate Government Fund Investor N Shares commenced operations on June 7, 1993.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Value represents less than $0.01 per share.

NATIONS GOVERNMENT SECURITIES FUND

                                                                                                             YEAR
                                                                                                             ENDED
INVESTOR N SHARES                                                                                          05/31/95#
Operating performance:
Net asset value, beginning of period                                                                      $    9.80
Net investment income                                                                                          0.58
Net realized and unrealized gain/(loss) on investments                                                         0.06
Net increase/(decrease) in net assets resulting from investment operations                                     0.64
Distributions:
Dividends from net investment income                                                                          (0.54)
Dividends in excess of net investment income                                                                     --
Distributions in excess of net realized capital gains                                                            --
Distributions from capital                                                                                    (0.04)
Total distributions                                                                                           (0.58)
Net asset value, end of period                                                                            $    9.86
Total return++                                                                                                 6.86%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                      $  56,155
Ratio of operating expenses to average net assets                                                              1.41%
Ratio of net investment income to average net assets                                                           6.04%
Portfolio turnover rate                                                                                         413%
Ratio of operating expenses to average net assets without waivers and reimbursements                           1.59%
Net investment income per share without waivers and reimbursements                                        $    0.56

                                                                                                            PERIOD

                                                                                                             ENDED

INVESTOR N SHARES                                                                                          05/31/94*

Operating performance:
Net asset value, beginning of period                                                                     $    10.49

Net investment income                                                                                          0.54

Net realized and unrealized gain/(loss) on investments                                                        (0.64)

Net increase/(decrease) in net assets resulting from investment operations                                    (0.10)

Distributions:
Dividends from net investment income                                                                          (0.49)

Dividends in excess of net investment income                                                                  (0.01)

Distributions in excess of net realized capital gains                                                         (0.05)

Distributions from capital                                                                                    (0.04)

Total distributions                                                                                           (0.59)

Net asset value, end of period                                                                           $     9.80

Total return++                                                                                                (1.09)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                     $   56,313

Ratio of operating expenses to average net assets                                                              1.38%+

Ratio of net investment income to average net assets                                                           5.43%+

Portfolio turnover rate                                                                                          56%

Ratio of operating expenses to average net assets without waivers and reimbursements                           1.59%+

Net investment income per share without waivers and reimbursements                                       $     0.52


  * The Nations Government Securities Fund Investor N Shares commenced operations on June 7, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
 # Per Share amounts have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS STRATEGIC FIXED INCOME FUND

                                                                                   SIX MONTHS
                                                                                     ENDED                  YEAR
                                                                                    05/31/95               ENDED
INVESTOR N SHARES                                                                 (UNAUDITED)             11/30/94
Operating performance:
Net asset value, beginning of period                                              $    9.32             $   10.55
Net investment income                                                                  0.26                  0.47
Net realized and unrealized gain/(loss) on investments                                 0.70                 (0.89)
Net increase/(decrease) in net assets resulting from investment operations             0.96                 (0.42)
Distributions:
Dividends from net investment income                                                  (0.26)                (0.45)
Distributions in excess of net investment income                                         --                 (0.02)
Distributions from net realized capital gains                                            --                 (0.34)
Total distributions                                                                   (0.26)                (0.81)
Net asset value, end of period                                                    $   10.02             $    9.32
Total return++                                                                        10.49%                (4.21)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $   2,247             $   2,145
Ratio of operating expenses to average net assets                                      1.33%+                1.33%
Ratio of net investment income to average net assets                                   5.53%+                4.78%
Portfolio turnover rate                                                                 155%                  307%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.44%+                1.41%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.26             $    0.46


                                                                                     PERIOD
                                                                                     ENDED
INVESTOR N SHARES                                                                  11/30/93*
Operating performance:
Net asset value, beginning of period                                              $   10.39
Net investment income                                                                  0.21
Net realized and unrealized gain/(loss) on investments                                 0.17
Net increase/(decrease) in net assets resulting from investment operations             0.38
Distributions:
Dividends from net investment income                                                  (0.21)
Distributions in excess of net investment income                                         --
Distributions from net realized capital gains                                         (0.01)
Total distributions                                                                   (0.22)
Net asset value, end of period                                                    $   10.55
Total return++                                                                         3.64%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $   1,620
Ratio of operating expenses to average net assets                                      1.26%+
Ratio of net investment income to average net assets                                   4.75%+
Portfolio turnover rate                                                                 161%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.42%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.21

 * The Nations Strategic Fixed Income Fund Investor N Shares commenced operations on June 7, 1993.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

NATIONS DIVERSIFIED INCOME FUND

                                                                                   SIX MONTHS
                                                                                     ENDED                  YEAR
                                                                                    05/31/95               ENDED
INVESTOR N SHARES                                                                 (UNAUDITED)            11/30/94#
Operating performance:
Net asset value, beginning of period                                              $    9.67             $   10.88
Net investment income                                                                  0.34                  0.67
Net realized and unrealized gain/(loss) on investments                                 0.86                 (1.06)
Net increase/(decrease) in net assets resulting from investment operations             1.20                 (0.39)
Distributions:
Dividends from net investment income                                                  (0.34)                (0.67)
Distributions in excess of net investment income                                         --                 (0.00)##
Distributions from net realized capital gains                                            --                 (0.15)
Total distributions                                                                   (0.34)                (0.82)
Net asset value, end of period                                                    $   10.53             $    9.67
Total return++                                                                        12.64%                (3.77)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $  73,972             $  55,058
Ratio of operating expenses to average net assets                                      1.52%+                1.49%
Ratio of net investment income to average net assets                                   6.78%+                6.56%
Portfolio turnover rate                                                                  67%                  144%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.68%+                1.70%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.33             $    0.65


                                                                                     PERIOD
                                                                                     ENDED
INVESTOR N SHARES                                                                  11/30/93#*
Operating performance:
Net asset value, beginning of period                                              $   10.59
Net investment income                                                                  0.30
Net realized and unrealized gain/(loss) on investments                                 0.29
Net increase/(decrease) in net assets resulting from investment operations             0.59
Distributions:
Dividends from net investment income                                                  (0.30)
Distributions in excess of net investment income                                         --
Distributions from net realized capital gains                                            --
Total distributions                                                                   (0.30)
Net asset value, end of period                                                    $   10.88
Total return++                                                                         5.58%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $  24,630
Ratio of operating expenses to average net assets                                      1.30%+
Ratio of net investment income to average net assets                                   6.27%+
Portfolio turnover rate                                                                  86%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.70%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.27

  * The Nations Diversified Income Fund Investor N Shares commenced operations on June 7, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
## Value represents less than $0.01 per share.

   Objectives

NATIONS SHORT-TERM INCOME FUND: The Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the Fund will have an average dollar weighted maturity of three years or less. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, the Fund is expected to have an average dollar weighted maturity between two and seven years.

NATIONS GOVERNMENT SECURITIES FUND: The Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS STRATEGIC FIXED INCOME FUND: The Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may under normal market conditions invest in long-term, intermediate-term and short-term securities and has not placed any limitations on the duration of the portfolio.

NATIONS DIVERSIFIED INCOME FUND: The Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities.

NATIONS GLOBAL GOVERNMENT INCOME FUND: The Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.

   How Objectives Are Pursued

NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, the Nations Short-Term Income Fund may invest in a broad range of debt obligations such as U.S. Government obligations; corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the following six nationally recognized statistical rating organizations, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited or its affiliate, IBCA Inc. (collectively, "IBCA") or Thomson BankWatch, Inc. ("BankWatch") (collectively, "NRSROs"), or, if not so rated, determined by NationsBank to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or, if not so rated, determined by NationsBank to be of comparable quality to instruments so rated. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix
A -- Asset Backed Securities.")

The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, prevailing market or economic conditions warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund invests substantially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") and repurchase agreements relating to such obligations. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

Certain government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GOVERNMENT SECURITIES FUND: Under normal circumstances, substantially all, and in any event, at least 65% of the Fund's assets, will be invested in U.S. Government Obligations. U.S. Government Obligations include Treasury obligations, which differ only in their interest rates, maturities and times of issuance. U.S. Government Obligations also include obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association ("FNMA"). For a more detailed description of the investment practices of this Fund, see "Appendix A -- U.S. Government Obligations" and "Asset Backed Securities."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments deemed by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in NationsBank's opinion, existing circumstances warrant.

NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, the Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality to instruments so rated; debt obligations issued by the U.S. Government, its agencies, authorities and instrumentalities; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix
A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend-paying preferred and common stock.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments determined by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, the Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed and variable rate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by NationsBank to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments deemed by NationsBank to be of comparable quality), repurchase aggreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.

The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations Global Government Income Fund," below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.

The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various count-ries and currencies will vary in accordance with NationsBank's and/or the Fund's sub-investment adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by NationsBank and/or the Fund's sub-investment adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.

Under normal market conditions, the Fund intends to invest primarily in securities rated A or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by NationsBank and/or the Fund's sub-investment adviser. The Fund also may invest in securities rated Baa by Moody's or "BBB" by S & P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank and/or the Fund's sub-investment adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. NationsBank and the Fund's sub-investment adviser expect that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.

Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, the Fund presents unique risks that investors should be aware of.

The Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.

Moreover, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect the Fund's share price. General economic and political factors in the various world markets also can impact the Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Fund offers a more efficient way for individual investors to participate in foreign markets, its expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations Global Government Income Fund.

GENERAL: The Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Short-Intermediate Government Fund and Nations Government Securities Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission ("CFTC") for market exposure risk-management. Each of those Funds also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Each of those Funds may engage in reverse repurchase agreements and in dollar roll transactions. The Nations Global Government Income Fund may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate will not exceed 175% for Nations Global Government Income Fund. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the other Funds' portfolio turnover rates, see "Financial Highlights."

RISK CONSIDERATIONS: Although NationsBank and Nations Gartmore Investment Management ("Nations Gartmore"), as the sub-investment adviser to the Nations Global Government Income Fund, will seek to achieve the Funds' investment objectives, there is no assurance that they will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser (or sub-investment adviser, as applied), however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Each Fund (other than the Nations Global Government Income Fund) may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The Nations Global Government Income Fund may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown

From time to time the Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.

Set forth below is certain performance data for the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Global Government Bond Ex-U.K. Composite has investment objectives, policies and restrictions that are substantially similar to those of the Nations Global Government Income Fund. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing the Nations Global Government Income Fund. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF NATIONSBANK, NATIONS GARTMORE INVESTMENT MANAGEMENT OR THE FUNDS.

                                             Average Annual Total
                                            Return for the Periods
         GLOBAL GOVERNMENT BOND               Indicated through
           EX-U.K. COMPOSITE*                  March 31, 1995**
One Year                                            7.90%
Three Year                                          9.40%
Since Inception on September 1, 1990                11.40%

Annual Total Returns**

   1991        1992        1993        1994
  19.30%      3.30%       13.50%     (2.40%)

 * The accounts of the Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for the Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J.P. Morgan Global Government Bond Index, would not have materially affected their total returns.

** The average annual total returns and annual total returns are net of fees.
   The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect the deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolio and the Funds' operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Investor N Shares, the Funds offer Trust A, Trust B, Investor A and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your selling agent.

   How the Funds Are Managed

The business and affairs of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of its Board of Trustees and Boards of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios.

Nations Fund and NationsBank have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute. INVESTMENT ADVISER: NationsBank, through its investment management division, serves as investment adviser to the Funds. NationsBank is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

NationsBank provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking.

Although Nations Portfolios, as a new registrant, does not have an operating history, NationsBank has significant experience managing mutual funds.

Nations Gartmore, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Nations Global Government Income Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK based international fund management group of companies (the "Gartmore Group"). Banque Indosuez S.A., a leading French bank, owns 75% of the equity of Gartmore plc. The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds. As of December 31, 1994 the Gartmore Group had over $30 billion in assets under management. Although Nations Gartmore is newly formed with no experience managing mutual funds, many of its professionals have, in their capacity as employees of the Gartmore Group, managed mutual funds.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, NationsBank and/or Nations Gartmore formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. NationsBank and Nations Gartmore are authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, includ-ing, in the case of agency transactions, financial institutions which are affiliated with NationsBank and Nations Gartmore or which have sold shares in such Funds, if NationsBank or Nations Gartmore believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank or Banque Indosuez S.A. has a lending relationship. For the services provided and expenses assumed pursuant to various Advisory Agreements, NationsBank is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of: 0.60% of the average daily net assets of each of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Stategic Fixed Income Fund and Nations Short-Intermediate Government Fund; 0.65% of the first $100 million of the Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million; and 0.70% of the average daily net assets of Nations Global Government Income Fund.

For services provided and expenses assumed pursuant to a sub-advisory agreement, NationsBank will pay Nations Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.54% of Nations Global Government Income Fund's daily net assets.

Although the advisory fee for the Nations Global Government Income Fund is higher than the advisory fees paid by most other mutual funds, Nations Portfolios believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.

From time to time, NationsBank and/or Nations Gartmore may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank advisory fees at the indicated rate of the Funds' average daily net assets: Nations Short-Term Income Fund -- 0.29%; Nations Diversified Income Fund -- 0.40%; Nations Strategic Fixed Income Fund -- 0.52%; and Nations Short-Intermediate Government Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank advisory fees at the rate of 0.46% of Nations Government Securities Fund's average daily net assets.

Gregory H. Cobb is a Vice President and Fixed Income Portfolio Manager at NationsBank and has been principal portfolio manager for Nations Short-Term Income Fund since 1993. Mr. Cobb, who joined NationsBank in 1993, is a member of the Fixed Income Group and has over 7 years of portfolio management experience. Mr. Cobb received a B.A. from the University of North Carolina -- Chapel Hill.

Mark S. Ahnrud is a Vice President and Fixed Income Portfolio Manager at NationsBank. He has been the principal portfolio manager for the Nations Diversified Income Fund since 1992, and has been the principal portfolio manager for Nations Strategic Fixed Income Fund since 1993. Mr. Ahnrud is a member of the Fixed Income Team and has eight years of investment experience. Mr. Ahnrud received a B.S. from Babson College and an M.B.A. from Duke University. Mr. Ahnrud holds the Chartered Financial Analyst designation.

Kathy E. Bowman joined NationsBank in March 1995 as a Vice President and Fixed Income Portfolio Manager. She has been the principal portfolio manager for Nations Government Securities Fund since April, 1995. Ms. Bowman is a member of the Fixed Income Team and has over fourteen years of investment experience. Prior to joining NationsBank, she was a Director of Fixed Income Securities at Providian Capital Management and managed public bond portfolios for insurance products. Ms. Bowman received a BBA from Memphis State University, and holds the Chartered Financial Analyst designation.

John Swaim joined NationsBank in 1986 and has been the principal portfolio manager for Nations Short-Intermediate Government Fund since 1995. Mr. Swaim is a member of the Fixed Income Team and has over eight years of investment experience. Mr. Swaim previously served as derivative products manager for the NationsBank Texas Corporate Investment division portfolio. Mr. Swaim received his B.S. from the University of North Texas and holds an M.B.A. from the University of Texas, Arlington.

Mark Rimmer is the principal portfolio manager of the Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of Institute of Investment Management and Research.

Morrison & Foerster, counsel to Nations Fund and special counsel to NationsBank has advised NationsBank and Nations Fund that NationsBank may perform the services contemplated by the various Investment Advisory Agreements, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent NationsBank from continuing to perform, in whole or in part, such services. If NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of the Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, TSSG provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of shares of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.

For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the Nations Government Securities Fund's average daily net assets.

It is anticipated that beginning in November of 1995, NationsBank will serve as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank will assist Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor N Shares of the Funds. See "Shareholder Servicing and Distribution Plans."

Morgan Guaranty Trust Company ("Morgan Guaranty"), Avenue des Arts, 35, 1040 Brussels, Belgium, serves as custodian for the assets of the Nations Global Government Income Fund.

NationsBank of Texas, N.A., ("NationsBank of Texas" and, collectively with Morgan Guaranty, the "Custodian") serves as the Funds' (other than Nations Global Government Income Fund's) custodian. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of the Funds, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.

TSSG serves as transfer agent (the "Transfer Agent") for the Funds' Investor N Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.

Price Waterhouse LLP serves as independent accountants to Nations Fund. Their address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor N Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to NationsBank, Stephens and TSSG interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by NationsBank, Stephens or

TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Investor N Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or the Boards of Directors deems appropriate.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.

NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor C Shares and Investor N Shares. This Prospectus relates only to the Investor N Shares of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor N Shares of Nations Government Securities Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc.

Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the Nations Fund, Inc. SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor N Shares of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, would be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Stephens has established various procedures for purchasing Investor N Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into sales support agreements ("Sales Support Agreements") with Stephens ("Selling Agents").

There is a minimum initial investment of $1,000, except that the minimum initial investment is:

(Bullet)  $500 for Individual Retirement Account ("IRA") investors;

(Bullet)  $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individ-ual Retirement Accounts ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs, within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below. Investor N Shares of each Fund may be purchased only in amounts of less than $250,000.

Investor N Shares are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

The Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their customers ("Customers") who own Investor N Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into shareholder servicing agreements ("Servicing Agreements") with Nations Fund ("Servicing Agents") will provide various shareholder services for their Customers who own Investor N Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor N Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor N Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Selling Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Selling Agent.

The Selling Agents are responsible for transmitting orders for purchases of Investor N Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.
SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") shareholders may automatically purchase Investor N Shares. On a bi-monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings account at any bank to their Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Selling Agent.

REINSTATEMENT PRIVILEGE: Within 120 days after a redemption of Investor N Shares of a Fund, a shareholder may reinstate any portion of the proceeds of such redemption in Investor N Shares of the same Fund at the net asset value next determined after a reinstatement request is received by the Transfer Agent, together with the proceeds. A shareholder exercising this privilege would receive a pro-rata credit for any CDSC paid in connection with the redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinstatement privilege.

TELEPHONIC TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How to Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. You should be aware that by electing the telephone transaction feature, you may be giving up a measure of security that you may have if you were to authorize written requests only. You may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

   Shareholder Servicing And Distribution Plans

SHAREHOLDER SERVICING PLAN: The Funds' shareholder servicing plan ("Servicing Plan") permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor N Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor N Shares.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor N Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor N Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor N Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.

DISTRIBUTION PLAN: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees of Nations Fund Trust and the Directors of Nations Fund, Inc. and Nations Portfolios have approved a Distribution Plan with respect to Investor N Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor N Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees or Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of the Funds' Investor N Shares.

The fees payable under the Distribution Plan are used primarily to compensate or reimburse Stephens for distribution services provided by it, and related expenses incurred, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Distribution Plan may be made with respect to the following expenses: the cost of preparing, printing and distributing prospectuses, sales literature and advertising materials; commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Stephens or Selling Agents; overhead and other office expenses; opportunity costs relating to the foregoing; and any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating Stephens' or the Selling Agents' offices in connection with the sale of Fund shares, including rent, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communications costs and the costs of stationery and supplies,
(ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.

Nations Fund understands that Agents may charge fees to their Customers who own of Investor N Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares

Redemption orders should be transmitted by telephone or in writing through the same Selling Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent. The Selling Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting a Customer's account with the redemption proceeds on a timely basis. Except for any CDSC which may be applicable upon the redemption of Investor N Shares, as described below, there is no redemption charge. No charge for wiring redemption payments is imposed by Nations Fund.

Redemption proceeds are normally wired to the redeeming Selling Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor N Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of a Selling Agent pursuant to arrangements between the Selling Agent and its Customers. Nations Fund also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.
Prior to effecting a redemption of Investor N Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

CONTINGENT DEFERRED SALES CHARGE: Investor N Shares of each Fund are sold without an initial sales charge, but a CDSC will be imposed if such shares of each such Fund (other than Nations Short-Term Income Fund) are redeemed within six years of the date of purchase. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions. Subject to the exclusions described below, the amount of the CDSC is determined as a percentage of the lesser of the net asset value or the purchase price of the shares being redeemed. The amount of the CDSC on shares of Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Government Securities Fund and Nations Global Government Income Fund will depend on the number of years since you invested, according to the following table:


                                            Contingent Deferred
                                             Sales Charge as a
                                           Percentage of Dollar
Year Since Purchase                      Amount Subject to Charge

First                                                 5.0%

Second                                                4.0%

Third                                                 3.0%

Fourth                                                2.0%

Fifth                                                 2.0%

Sixth                                                 1.0%

Seventh and thereafter                                None

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

The amount of CDSC on shares of Nations Short-Intermediate Government Fund will depend on the number of years since you invested, according to the following table:


                                         Contingent Deferred
                                          Sales Charge as a
                                        Percentage of Dollar
Year Since Purchase Made              Amount Subject to Charge
First                                              4.0%
Second                                             3.0%
Third                                              3.0%
Fourth                                             2.0%
Fifth                                              2.0%
Sixth                                              1.0%
Seventh and thereafter                             None

In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held the longest during the six year period. This will result in you paying the lowest possible CDSC. For information on how sales charges are calculated if you exchange and then redeem your shares, see "How to Exchange Shares." Solely for purposes of determining the number of years from the date of purchase of shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month.

The CDSC will be waived on redemptions of Investor N Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or Custodial Account under Section 403(b)(7) of the Code following attainment of age 59 1/2;
(c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account if the aggregate net asset value of the Investor N Shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by a merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor N Shares in the account. In addition, the CDSC will be waived on Investor N Shares purchased before September 30, 1994 by current or retired employees of NationsBank and its affiliates or by current or former Trustees or Directors of Nations Fund or other management companies managed by NationsBank. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Fund may terminate any waiver of the CDSC by providing notice in the Prospectus, but any such termination would affect only shares purchased after such termination.

Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the plan adopted pursuant to Rule 12b-1 under the 1940 Act, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor N Shares as an expense of Stephens or for which Stephens may be reimbursed under the plan adopted pursuant to Rule 12b-1 or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor N Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor N Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor N Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor N Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals may reduce principal and will eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. AWPs may be terminated by shareholders on 30 days' written notice to their Selling Agent or by Nations Fund at any time.

   How To Exchange Shares

The exchange feature enables a shareholder of Investor N Shares of a non-money market fund offered by Nations Fund (including the Funds) to acquire shares of the same class that are offered by any other fund of Nations Fund (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund), Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, or Investor C Shares of any money market fund of Nations Fund when he or she believes that a shift between funds is an appropriate investment decision. The exchange feature enables a shareholder of Investor N Shares of Nations Short-Term Income Fund to exchange such shares for Investor N Shares of Nations Short-Term Municipal Income Fund when he or she believes a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.

No CDSC will be imposed in connection with an exchange of Investor N Shares that meets the requirements discussed in this section. If a shareholder acquires Investor N Shares of another non-money market fund through an exchange, the CDSC schedule applicable to the acquired fund (except as discussed below) will be applied to any redemption of the acquired shares. Additionally, if a shareholder acquires, through an exchange of Investor N Shares of a non-money market fund, Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, the acquired shares (and any other Investor A or Investor C Shares acquired through the exchange of such shares) will remain subject to the CDSC schedule applicable to the Investor N Shares of the non-money market fund last exchanged. A redemption of shares acquired through an exchange of Investor N Shares, will, in all events, be subject to the highest CDSC schedule applicable to any shares that were exchanged within the 30 days prior to the redemption.

Furthermore, the holding period (for purposes of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. As a result, the CDSC that is ultimately charged upon redemption is based upon the total holding period of Investor N Shares of a non-money market fund that charges a CDSC.

The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor N Shares exchanged must have a current value of at least $1,000. Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Selling Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling Agent through which the original shares were purchased. An investor should consult his/her Selling Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly by the Funds. The Funds' net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor N Shares will be reduced by the amount of any dividend or distribution. Certain Selling Agents may provide for the reinvestment of dividends in the form of additional Investor N Shares of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor N Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Funds of liability for Federal income taxes on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gain) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.) Corporate investors may be entitled to the dividends received deduction on a portion of the dividends paid by those Funds investing in the stock of domestic corporation.

Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Portions of the Nations Global Government Income Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally more than 50% of the value of the total assets of the Nations Global Government Income Fund will consist of securities of foreign issuers, and therefore the Nations Global Government Income Fund may elect to "pass through" to its shareholders these foreign taxes if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAI.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

The life of an Asset Backed Security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE BACKED SECURITIES represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.

Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.

The average life of mortgage backed securities varies with the maturities of the underlying mortgage instru-ments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by NationsBank and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage backed securities, see the related SAI.

NON-MORTGAGE ASSET BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue Asset Backed Securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset Backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset Backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset Backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset Backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset Backed Securities, credit card receivables are unsecured obligations of the card holder.

The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for Asset Backed Securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of its total assets at the time of purchase.

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by NationsBank to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when NationsBank believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by NationsBank at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when NationsBank and/or the Sub-Adviser believe that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the execution of these contracts. NationsBank and/or the Sub-Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Funds will generally not enter into a forward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as equity swap contracts, interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If NationsBank or Nations Gartmore incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or NationsBank, or Nations Gartmore, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E., the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. NationsBank and/or Nations Gartmore expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated Ba or B by Moody's or BB or B by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, NationsBank will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. NationsBank will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, NationsBank will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by NationsBank. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.

SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank or Nations Gartmore to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

VARIABLE AND FLOATING RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

                                    APPENDIX


INVESTOR A AND INVESTOR C SHARES

      o       Emerging Markets Funds
      o       Pacific Growth Fund
      o       Global Government Income Fund


INVESTOR N SHARES

      o       Emerging Markets Funds
      o       Pacific Growth Fund
      o       Global Government Income Fund